                                                                   EXHIBIT 10.11

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                     AMENDED AND RESTATED CREDIT AGREEMENT

                           DATED AS OF JUNE 21, 1996

                                     AMONG

                        NORTHERN AUTOMOTIVE CORPORATION,
                                  AS BORROWER,

                    TRANSAMERICA BUSINESS CREDIT CORPORATION
                    AND THE OTHER PARTIES HERETO IDENTIFIED
                           AS "LENDERS" HEREINBELOW,
                                  AS LENDERS,

                                      AND

                   TRANSAMERICA BUSINESS CREDIT CORPORATION,
                              AS AGENT FOR LENDERS



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

                               TABLE OF CONTENTS

                     AMENDED AND RESTATED CREDIT AGREEMENT



     PREAMBLE:  THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 21,
     --------
1996 (the "New Closing Date"), is entered into by and among NORTHERN AUTOMOTIVE
           ----------------
CORPORATION, an Arizona corporation ("Borrower"), with its principal place of
                                      --------
business at 645 East Missouri Avenue, Suite 400, Phoenix, Arizona 85012; TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation (in its individual capacity, called "Transamerica" or "TBCC"), with offices at Two
                             ------------      ----
Ravinia Drive, Suite 700, Atlanta, Georgia 30346, for itself, as a Lender, and as agent for each other Lender (the term "Lender" and other capitalized terms
                                          ------
used in the Recitals are defined in Section 1 of this Agreement); and each such Lender.

                                   RECITALS:
                                   --------

     WHEREAS, Borrower, Agent and Lenders are parties to a certain Credit Agreement, dated as of February 15, 1995 (as heretofore amended, the "Original
                                                                      --------
Agreement"), pursuant to which Lenders extended a certain term credit facility
- ---------
and a certain revolving credit facility to Borrower, to fund the repayment of certain indebtedness of Bor rower, to provide working capital financing for Borrower and to provide funds for other general corporate purposes of Borrower consistent with the terms of the Original Agreement as amended and restated pursuant to this Agreement; and

     WHEREAS, Borrower secured all of its debts, liabilities and obligations to Lenders arising under the Original Agreement and under the other Loan Documents by granting to Agent, on behalf of Lenders, a security interest in and lien upon all, or substantially all, of its personal property and certain of its real property; and

     WHEREAS, Borrower, Agent and Lenders desire to restate the Original Agreement in its entirety for convenience of reference and to facilitate compliance therewith, and in conjunction therewith to amend the same to delete provisions contained therein that do not have continuing applicability;

     NOW, THEREFORE, in consideration of the foregoing premises, the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged by all parties hereto, Borrower, Lenders, and Agent, intending to be legally bound, do hereby covenant and agree as follows:

                                  SECTION 1.
                                  ----------

                                  DEFINITIONS
                                  -----------

1.1.  Certain Defined Terms
      ---------------------

          The terms defined below are used in this Agreement as so defined. Terms defined in the Preamble and Recitals to this Agreement are used in this Agreement as so defined.

          "Accounts" means, on any date of determination, the unpaid portion of
           --------
the obligations as stated on the respective invoices issued to a customer of Borrower with respect to Inventory sold or services performed in the ordinary course of business, net of any credits, rebates or offsets owed by Borrower to the respective customer and net of any commissions payable by Borrower to third parties.

          "Additional Mortgaged Property" shall have the meaning specified in
           -----------------------------
subsection 5.10(B).

          "Advance" means an advance of borrowed funds under the Revolving Loan.
           -------

          "Affiliate", in respect of any Person, means any other Person: (a)
           ---------
directly or indirectly controlling, controlled by, or under common control with, such Person; (b) directly or indirectly owning or holding ten percent (10%) or more of any equity interest in such Person; or (c) ten percent (10%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by such Person. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise. Without limitation of the foregoing provisions, Holdings and each Subsidiary of Holdings and Borrower, in each case, whether existing on the Closing Date or thereafter, shall constitute an Affiliate of Borrower.

          "Agent" means TBCC acting in its capacity as agent for the Lenders
           -----
under this Agreement and any successor agent acting in such capacity appointed pursuant to subsection 9.2.

          "Agreement" means this Amended and Restated Credit Agreement
           ---------
(including all schedules, exhibits, annexes and appendices hereto) as it may be modified or amended from time to time in accordance with subsection 10.3; and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

          "Alternate Base Rate", for any day, means a rate per annum (rounded
           -------------------
upwards, if necessary, to the next 1/16th of 1%) equal to the sum of (a) the Base Rate (as defined below) in effect on such day plus (b) the Applicable
                                                   ----
Margin.  For purposes hereof, "Base Rate" shall mean the higher of (i) the
                               ---------                 ------
highest among the rates of interest per annum publicly announced from time to
- -------
time by each of The First National Bank of Chicago, Northern Trust Company or Citibank, N.A. as its prime rate, base rate or other equivalent rate (with each change in the Base Rate to be deemed effective on the date that such change is publicly announced); and (ii) the latest published annualized rate for 90-day commercial paper which normally appears in the "Money Rates" section of The Wall
                                                                        --------
Street Journal; provided that clause (i) hereof shall govern in all cases in
- --------------  --------
which clause (ii) hereof cannot be ascertained. Any change in the Alternate Base Rate due to a change in the Base Rate shall be effective on the effective day of such change in the Base Rate.

          "Alternate Base Rate Loans" shall mean the collective reference to
           -------------------------
Loans the rate of interest applicable to which is based upon the Alternate Base Rate.

          "Amendment Reserve" means a reserve in the amount of Five Million
           -----------------
Dollars ($5,000,000) heretofore established by the Agent, at the direction of Lenders.

          "A/P Note Debt" shall mean all Indebtedness of Borrower to each and
           -------------
every trade creditor which has been converted from an open account payable to one or more promissory notes of Borrower to such creditor.

          "Applicable Margin" means:  (a) until such time (if ever) as the
           -----------------
"Margin Reduction Events", as described hereinbelow, occur, one percent (1.0%) per annum, in the case of Alternate Base Rate Loan, and three percent (3.0%) per annum, in the case of Eurodollar Rate Loans; and (b) from and after the occurrence of the Margin Reduction Events, one-half of one percent (0.50%) per annum, in the case of Alternate Base Rate Loans, and two percent (2.0%) per annum, in the case of Eurodollar Rate Loans. The "Margin Reduction Events" shall be deemed to have occurred five (5) days after that date (if any) on which Borrower delivers to Lenders financial statements demonstrating to the reasonable satisfaction of Lenders that (x) the amount of Borrower's Accounts Payable Days Outstanding did not exceed one hundred (100) for the fiscal quarter to which such financial statements relate and (y) Borrower has achieved Fixed Charge Coverage of at least 1.25:1.00 as at the end of such fiscal quarter, determined on a rolling four quarters' basis; provided, however, that Lenders
                                              -----------------------
are also satisfied that Borrower had Borrowing Availability of at least Five Million Dollars ($5,000,000) on each day during such fiscal quarter and that no Default or Event of Default has occurred and is continuing.

          "Application" shall have the meaning given to such term in
           -----------
subsection 2.1(C)(4).

          "Asset Disposition", as to any Person, means the disposition, whether
           -----------------
by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise of any of the following: (a) any of the Capital Stock of any Subsidiary of such Person or (b) any or all of the assets of such Person (other than sales of Inventory in the ordinary course of business).

          "Balloon Payment" shall have the meaning given to such term in
           ---------------
subsection 2.1(A).

          "Bank Agency Agreement" means an agreement, satisfactory to Agent,
           ---------------------
among Agent, for the benefit of the Lenders, Borrower and each bank at which Borrower maintains depository accounts respecting the manner of receipt, collection and disposition of funds of Borrower constituting proceeds from the sale of Inventory, the collection of Accounts and the disposition of other Collateral. Without limitation, the foregoing shall include "blocked account" agreements, agency agreements and "lockbox" agreements.

          "Bankruptcy Code" means Title 11 of the United States Code entitled
           ---------------
"Bankruptcy", as amended from time to time and all rules and regulations promulgated thereunder.

          "Big Six Accounting Firm" means any of Arthur Andersen L.L.P., KPMG
           -----------------------
Peat Marwick, Coopers & Lybrand, Ernst & Young, Deloitte & Touche and Price Waterhouse or any of their respective successors.

          "Borrower" shall have the meaning given to such term in the Preamble.
           --------

          "Borrowing Availability" means, as of the date of determination, the
           ----------------------
amount (if any) by which the Maximum Revolving Loan Amount on such date exceeds the outstanding amount of the Revolving Loan on such date.

          "Borrowing Base" has the meaning assigned to that term in subsection
           --------------
2.1(B)(2).

          "Borrowing Base Certificate" means a certificate, appropriately
           --------------------------
completed and in substantially the form of Exhibit 1.1(A).
                                           --------------

          "Business Day" means any day, excluding (i) a Saturday, Sunday or any
           ------------                 ---------
day which is a legal holiday under the laws of the States of Illinois or New York, (ii) a day on which banking institutions located in the States of Illinois or New York are authorized to close; or (iii) any date on which the Agent is closed for business in Chicago, Illinois, New York, New York or Atlanta, Georgia.

          "Capital Expenditures" means, without duplication, for any period, the
           --------------------
aggregate of all expenditures on a consolidated basis including deposits (whether paid in cash or property or accrued as liabilities) made by Borrower and its Subsidiaries that, in conformity with GAAP, are required to be included in the property, plant and equipment, or similar, fixed asset account.

          "Capital Lease"  means any lease of any property (whether real,
           -------------
personal or mixed) that, in conformity with GAAP, should be accounted for as a capital lease.

          "Capital Stock" of any Person which is a corporation means all issued
           -------------
and outstanding equity securities of such Person, including both common and preferred stock, and any warrants or similar rights to acquire any such stock.

          "Cash Equivalents", as to any Person, means: (a) marketable direct
           ----------------
obligations issued or unconditionally guarantied by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (b) commercial paper maturing no more than one (1) year from the date issued and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's Corporation or at least P-1 from Moody's Investors Service, Inc.; (c) certificates of deposit or bankers' acceptances maturing within one (1) year from the date of issuance thereof issued by, or overnight reverse repurchase agreements from, any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $1,000,000,000 and not subject to setoff rights in favor of such bank; (d) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks having membership in the Federal Deposit Insurance Corporation in amounts not exceeding the lesser of One Hundred Thousand Dollars
                                         ------
($100,000) or the maximum amount of insurance applicable to the aggregate amount of such Person's deposits at such institution; and (e) deposits or investments in mutual or similar funds offered or sponsored by brokerage or other companies having membership in the Securities Investor Protection Corporation in amounts not exceeding the lesser of One Hundred Thousand Dollars ($100,000) or the
                  ------
maximum amount of insurance applicable to the aggregate amount of such Person's deposits at such institution.

          "Closing Date" means February 15, 1995.
           ------------

          "Collateral" means, collectively: (a) all "Collateral", as that term
           ----------
is defined in the Security Agreement; (b) all Additional Mortgaged Property; and
(c) any property or interest in property at any time provided in addition to or in substitution for any of the foregoing as security for the payment of the Obligations.

          "Collateral Location" shall mean each store, distribution center,
           -------------------
warehouse or other location, whether owned or leased by Borrower, at which any Collateral is situated at any time or from time to time.

          "Commitment" or "Commitments" means the commitment or commitments of a
           ----------      -----------
Lender or Lenders to make the Loans described in subsection 2.1 and of the Issuer to issue Lender Letters of Credit as set forth in subsection 2.1.

          "Compliance Certificate" means a certificate substantially in the form
           ----------------------
of Exhibit 1.1(B) (containing sufficient data, segregated by reporting period,
   --------------
to verify the accuracy of the calculations confirmed thereby).

          "Contingent Obligation", as applied to any Person, means any direct or
           ---------------------
indirect liability, contingent or otherwise, of that Person: (a) with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (b) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (c) under Interest Rate Agreements; or (d) under any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect that Person against fluctuations in currency values. Contingent Obligations shall include, without limitation: (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (ii) the obligation to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement, and (iii) any liability of such Person for the obligations of another through any agreement to purchase, repurchase or otherwise acquire such obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another. The amount of any Contingent Obligation shall be equal to the amount of the monetary obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount of the monetary obligation so guaranteed.

          "Contractual Obligation", as applied to any Person, means any
           ----------------------
indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

          "Default" means a condition or event that, after notice or lapse of
           -------
time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

          "Discretionary Reduction Limitation" means, in reference to (i)
           ----------------------------------
Inventory which may be declared ineligible pursuant to the operation of clause
(m) of the definition of Eligible Inventory and (ii) Other Lender Reserves which may be imposed pursuant to the operation of clause (iv) of the definition of Other Lender Reserves, the requirement that, so long as no Event of Default has occurred and is continuing, the total reduction to the Maximum Revolving Loan Amount caused by application of the foregoing provisions, either individually or in combination, shall not exceed, within any fiscal month of Borrower, a sum equal to four percent (4%) of Eligible Inventory reported as of the last day of the immediately preceding fiscal month of Borrower.

          "Dollars" and the sign "$" mean the lawful money of the United States
           -------
of America.

          "EBITDA" means, without duplication, for any period, the following,
           ------
each calculated for Borrower and its Subsidiaries on a consolidated basis, in each instance determined in accordance with GAAP, for such period: (a) Net Income; plus (b) any provision for income or franchise taxes included in the
        ----
determination of Net Income; plus (c) Interest Expense deducted in the
                             ----
determination of Net Income; plus (d) amortization and depreciation expenses
                             ----
deducted in the determination of Net Income; less (e) extraordinary gains, net
                                             ----
of extraordinary losses; plus (f) any cost attributable to changes in the value
                         ----
of Borrower's Inventory caused by changes in Borrower's LIFO and cost capitalization gross-ups or reserves (including purchase accounting inventory writeups); less (g) any income attributable to changes in the value of
           ----
Borrower's Inventory caused by changes in Borrower's LIFO and cost capitalization gross-ups or reserves (including purchase accounting inventory writeups); plus (h) any accrued or actual expense amount shown on Borrower's
           ----
income statement with regard to Borrower's liability for damages in that certain lawsuit captioned "Rossi v. Northern Automotive Corporation" (the "Rossi
                                                                   -----
Lawsuit"); provided, however, that, the amount added to Net Income as a result
           -----------------------
of this clause (h) in determining EBITDA hereunder shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate during the term of this Agreement and any reversal of any such accrued expense amount shall be subtracted from Net Income for purposes of this definition.

          "Eligible Inventory" means, as at any date of determination, the value
           ------------------
(determined at the lower of cost or market value on a first-in, first-out basis) of all Inventory consisting of goods held for sale in the ordinary course of Borrower's business which have been scheduled to Agent in accordance with subsection 5.1(F) owned by and in the possession of Borrower and located in the United States of America; except that
                                                                    ------
the following Inventory shall not be considered "Eligible Inventory":

          (a) Inventory with respect to which Agent does not have a valid, first priority (subject to Permitted Encumbrances) and fully perfected security interest;

          (b) Inventory with respect to which there exists any Lien (other than Permitted Encumbrances) in favor of any Person other than Agent on behalf of Lenders;

          (c) Inventory produced in violation of the Fair Labor Standards Act and subject to the so-called "hot goods" provisions contained in Title 29 U.S.C. 215(a);

          (d) Inventory which consists of promotional items, supplies or warranty returns, or which is obsolete, unmerchantable or otherwise not in good and saleable condition;

          (e) Any Inventory which represents over fifty-two (52) weeks supply on hand of that particular Inventory item, to the extent that the total amount of all such Inventory on hand from time to time exceeds Six Million Dollars ($6,000,000);

          (f) Inventory with respect to which any covenant, representation or warranty contained in this Agreement, in the Security Agreement or in any other Loan Document has been breached (unless cured or waived);

          (g) Inventory which was purchased by Borrower in or as part of a "bulk" transfer of assets of the seller (unless the seller and Borrower have complied with all applicable "bulk" transfer laws or Borrower has been provided an indemnity agreement reasonably acceptable to, and assigned to, Agent);

          (h) Inventory located at any leased location or public warehouse that was a Collateral Location on the Closing Date and is in a Lien State unless (A)
                                                                     ------
a Rent Reserve applies thereto or (B) Borrower has provided Agent with a Lien Waiver with respect thereto;

          (i) Inventory located at any leased location or public warehouse that was not a Collateral Location on the Closing Date, whether or not in a Lien State, unless (A) a Rent Reserve applies thereto or (B) Borrower has provided
       ------
Agent with a Lien Waiver with respect thereto;

          (j) Inventory which is consigned;

          (k) Inventory which is in transit;

          (l) Inventory which is subject to any purchase money Lien other than in Agent's favor (including, in this respect, any otherwise constituting a Permitted Encumbrance); and

          (m) Any other Inventory which from time to time Agent, in the reasonable exercise of its credit judgment, may declare to be ineligible or, at the direction of the Requisite Lenders, acting in the reasonable exercise of their collective credit judgment, shall declare to be ineligible, for purposes hereof; provided, however, that, unless and except to the extent that an Event
        -----------------
of Default has occurred and is continuing, Inventory shall not be declared ineligible pursuant to this clause (m) except on at least thirty (30) days' advance written notice to Borrower (which notice shall be deemed waived if a Default has occurred and is then continuing) and, then, subject to the Discretionary Reduction Limitation; less any reserves on the amount of Eligible
                                    ----
Inventory imposed by Agent, in the reasonable exercise of its credit judgment or, at the direction of the Requisite Lenders, acting in the reasonable exercise of their collective credit judgment, at any time or from time to time in respect of Inventory shrinkage, price changes in Inventory, any inventory value attributed to Borrower's cost capitalization gross-up (including purchase accounting inventory writeups), and changes in Inventory mix (in the latter case, to the extent that such changes in Inventory mix result in a reduction in the effective liquidation value thereof expressed as a percentage of cost calculated on the same or substantially similar assumptions as were used in the initial appraisal thereof prepared by the Inventory Appraiser on or before the Closing Date, as it may be updated from time to time, to reflect changes in market value as then determined by the Inventory Appraiser).

          "Employee Benefit Plan" means any employee benefit plan within the
           ---------------------
meaning of Section 3(3) of ERISA.

          "Environmental Claims" has the meaning assigned to that term in
           --------------------
subsection 4.15(A).

          "Environmental Laws" means all present and future federal, state or
           ------------------
local laws, statutes, ordinances, codes, rules, regulations, orders, decrees or directives imposing liability or standards of conduct for relating to the environment, industrial hygiene, land use or the protection of human health and safety, natural resources, pollution or waste management.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, and all rules and regulations promulgated thereunder.

          "ERISA Affiliate", as applied to any Loan Party, means any Person who
           ---------------
is a member of a group which controls, is controller by or is under common control with any Loan Party (as those correlative terms are defined in the definition of "Affiliate" above), who together with any Loan Party is treated as a single employer within the meaning of Section 414, subsections (b) and (c) of the IRC.

          "ERISA Termination Event" means: (a) a "Reportable Event" described in
           -----------------------
Section 4043 of ERISA and the regulations issued thereunder; or (b) the withdrawal of any Loan Party or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) or 4068(f) of ERISA; or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC; or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (f) the partial or complete withdrawal of any Loan Party or any ERISA Affiliate from a Multiemployer Plan; or (g) the imposition of a Lien pursuant to
Section 412 of the IRC or Section 302 of ERISA; or (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA; or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under
Section 4042 of ERISA.

          "Eurocurrency Reserve Requirements", for any day, as applied to a
           ---------------------------------
Eurodollar Rate Loan, shall mean the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Federal Reserve Board or other Governmental Authority having jurisdiction with respect thereto), dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Federal Reserve Board) maintained by a member bank of the Federal Reserve System.

          "Eurodollar Base Rate", with respect to each day during each Interest
           --------------------
Period pertaining to a Eurodollar Rate Loan, shall mean the rate per annum equal to the rate at which Transamerica or its designee (which shall be a prime bank in the interbank eurodollar market or any Lender that is a bank) is offered Dollar deposits at or about 10:00 a.m. New York City time two (2) Working Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Rate Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan requested by Borrower to be out standing during such Interest Period.

          "Eurodollar Rate Loans" shall mean Loans the rate of interest
           ---------------------
applicable to which is based upon the Eurodollar Rate.

          "Eurodollar Rate" with respect to each day during each Interest Period
           ---------------
pertaining to a Eurodollar Rate Loan, a rate per annum determined for such day by the Agent or its designee and notified to the Agent in accordance with the following formula (rounded upwards to the nearest whole multiple of 1/100th of one percent):

                             Eurodollar Base Rate
                  ---------------------------------------------
                    1.00 - Eurocurrency Reserve Requirements

plus the Applicable Margin.
- ----

          "Event of Default" means each of the events set forth in subsection
           ----------------
8.1.

          "Excess Cash Flow" means, for any period, without duplication, the
           ----------------
total of the following for Borrower and its Subsidiaries on a consolidated basis, in each instance determined in accordance with GAAP, each calculated for such period: (a) EBITDA; less (b) any income or franchise taxes paid in cash
                          ----
and included in the determination of Net Income; less (c) Unfinanced Capital
                                                 ----
Expenditures; less (d) scheduled payments of principal of any Indebtedness
              ----
(whether or not actually made); less (e) the aggregate amount of all voluntary
                                ----
prepayments of principal of any Indebtedness, including, without limitation, any voluntary prepayment of the Term Loan made in accordance with subsection 2.4(F), but excluding, however, any prepayments of the Revolving Loan; less (f)
                                                                ----
Interest Expense; less (g) Other Capitalized Costs; less (h) any decrease in
                  ----                              ----
deferred revenue; less (i) any Restricted Junior Payments.
                  ----

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and any rule or regulation promulgated thereunder from time to time.

          "Expiry Date" means the earlier of (a) the termination of the
           -----------            -------
Revolving Loan Commitment pursuant to subsection 8.3 or (b) the Termination
Date.

          "Extended Payables", as of any date, shall mean that amount equal to
           -----------------
the amount by which Borrower's accounts payable, as determined in accordance with GAAP (excluding, however, therefrom any constituting A/P Note Debt), on
           ------------------
such date exceeds seventy-two percent (72%) of the dollar amount of Borrower's Inventory (determined at the lower of FIFO cost or market value) on such date.

          "Federal Funds Rate" shall mean, for any period, a fluctuating
           ------------------
interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

          "Financial Condition Certificate" means a certificate delivered to
           -------------------------------
Agent by Borrower pursuant to subsection 3.1(B).

          "Financial Statements" shall mean the balance sheets, income
           --------------------
statements and statements of cash flows of any Person, and all footnotes and other supplementary or explanatory materials delivered in connection therewith.

          "Fiscal Year" means the 52 or 53 week accounting period of Borrower
           -----------
and its Subsidiaries ending on the Sunday closest to January 31 in each year. For purposes hereof, references herein to April 30, July 31, October 31, and January 31 shall refer to such date or the date closest thereto which represents Borrower's fiscal quarter or Fiscal Year end, as the case may be.

          "Fixed Charge Coverage" means, for any period, the quotient of (a)
           ---------------------
EBITDA, less Unfinanced Capital Expenditures, less Other Capitalized Costs, and
        ----                                  ----
less any income or franchise taxes paid in cash (regardless when accrued)
- ----
divided by (b) Fixed Charges.
- ----------

          "Fixed Charges" means, without duplication, for any period, the total
           -------------
of the following for Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, each calculated for such period: (a) Interest Expense;

plus (b) scheduled payments of principal with respect to all Indebtedness of
- ----
Borrower and its Subsidiaries on a consolidated basis (whether or not actually made), including, but not limited to, the principal component of any scheduled
       ---------
payments on Capital Leases and Subordinated Debt (whether or not actually made);

but excluding any repayments of the Revolving Loan.
- --- ---------

          "Funding Date" means the date of each funding of a Loan or issuance
           ------------
of a Lender Letter of Credit.

          "GAAP" or "Generally Accepted Accounting Principles" means generally
           ----      ----------------------------------------
accepted accounting principles as set forth in statements from Auditing Standards No. 69 entitled "The Meaning of 'Present Fairly in Conformance with Generally Accepted Accounting Principles in the Independent Auditors Reports'" issued by the Auditing Standards Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination.

          "Governmental Authority" means any nation or government or federal,
           ----------------------
state, county, province, canton, city, town, municipality, local or other political subdivision thereof, and any department, commission, agency or instrumentality exercising executive, legislative, judicial, regulatory or administrative function of or pertaining to government.

          "Hazardous Material" means all or any of the following: (a) substances
           ------------------
that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity or "TLCP" toxicity, "EP toxicity"; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; and (d) asbestos in any form or electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.

          "Holdings" means CSK Holdings, Ltd., a Delaware corporation,
           --------
           formerly known as CSK Group Holdings, Inc., and Lenders, by their execution hereof, hereby consent to the foregoing name change, and waive any Event of Default, heretofore existing, which may have arisen from Holdings' failure to obtain such consent prior to such name change becoming effective.

          "Inchoate Indemnity Obligations" shall mean that portion, if any, of
           ------------------------------
Borrower's or any other Loan Party's Obligations consisting of indemnities of Borrower or another Loan Party arising in favor of Agent or Lenders pursuant to the terms hereof or of any Loan Document which are contingent, uncertain or unknown. The foregoing shall include, but not be limited to, the indemnities set forth in subsections 2.2(H), 2.8, 2.9, 10.1 and 10.2 of this Agreement.

          "Indebtedness", as applied to any Person, means: (a) the Obligations
           ------------
and all other indebtedness for borrowed money; (b) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP; (c) the A/P Note Debt and all other notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money; (d) any obligation owed for all or any part of the deferred purchase price of property or services if the purchase price is due more than one year from the date the obligation is incurred or is evidenced by a note, title retention agreement, conditional sale contract or similar written instrument; (e) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person; and (f) all

Subordinated Debt. Obligations under Interest Rate Agreements constitute Contingent Obligations and not Indebtedness.

          "Interest Coverage" means, for any period, the quotient of: (a)
           -----------------
EBITDA, divided by (b) Interest Expense.
                         ----------

          "Interest Expense" means, without duplication, for any period, (a)
           ----------------
interest expense deducted in the determination of Net Income, minus (b) that
                                                              -----
portion of interest expense representing amortization of deferred debt cost of Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP.

          "Interest Payment Date" shall mean:  (i) as to any Alternate Base Rate
           ---------------------
Loan, the first day of each calendar month, commencing on the first such date occurring after the Closing Date; (ii) as to any Eurodollar Rate Loan in respect of which an Interest Period of three (3) months or less has been selected, the last day of such Interest Period; (iii) as to any Eurodollar Rate Loan having an Interest Period longer than three (3) months, each day that is three (3) months after the commencement of such Interest Period and the last day of such Interest Period; and (iv) in addition to and without limitation of the foregoing, for each Loan, the maturity date of such Loan, whether by its terms or upon acceleration of its maturity pursuant hereto.

          "Interest Period" with respect to any Eurodollar Rate Loan:
           ---------------

          (a) initially, the period commencing on the Funding Date or conversion date, as the case may be, with respect to such Eurodollar Rate Loan and ending two (2) months, three (3) months or six (6) months thereafter, as selected by Borrower in its Notice of Borrowing not less than three (3) Working Days prior to the intended Funding Date for such Eurodollar Rate Loan; and

          (b) thereafter, for any continuation of a Eurodollar Rate Loan, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodol lar Rate Loan and ending two (2) months, three (3) months or six (6) months thereafter, as selected by Borrower in its Notice of Borrowing not less than three (3) Working Days prior to the last day of the then current Interest Period with respect to such Eurodollar Rate Loan;

provided that all of the foregoing provisions relating to Interest Periods are
- --------
subject to the following:

          (1) if any Interest Period would otherwise end on a day which is not a Working Day, that Interest Period shall be extended to the next succeeding Working Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Working Day;

               (2) any Interest Period that would otherwise extend beyond the Termination Date shall end on the Termination Date;

               (3) if Borrower shall fail to give notice as provided above, such Borrower shall be deemed to have selected an Alternate Base Rate Loan to replace the affected Eurodollar Rate Loan;

               (4) any Interest Period that begins on the last Working Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Working Day of a calendar month; and

               (5) Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Rate Loan during an Interest Period for such Loan.

          "Interest Rate Agreement" means any interest rate protection
           -----------------------
agreement, hedge contract, swap agreement or similar agreement or arrangement designed to protect a Person against fluctuations in interest rates.

          "Inventory" means inventory (as defined in Article 9 of the UCC) to
           ---------
the extent comprised of materials, products or goods of a type manufactured, sold or consumed by a Person in the ordinary course of its business.

          "Inventory Appraiser" shall mean Buxbaum Ginsberg & Associates or such
           -------------------
other firm of independent appraisers as may be retained by the Agent, with the reasonable approval of Borrower and the Requisite Lenders from time to time in order to appraise (or update any existing appraisal of) the Inventory.

          "Investment", as applied to any Person, means (a) any direct or
           ----------
indirect purchase or other acquisition by such Person of any beneficial interest in, including stock, partnership interest or other Securities of, or all, or substantially all, assets of, any other Person or (b) any direct or indirect loan, advance or capital contribution by a Person to any other Person, including, without limitation, all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such investment.

          "IRC" means the Internal Revenue Code of 1986, as amended, and any
           ---
rule or regulation promulgated thereunder from time to time.

          "Issuer" means any Lender (which is a bank) as may be selected by
           ------
Borrower, with the approval of Agent, which agrees to be the issuer of a Lender Letter of Credit.

          "Joint Venture" means a joint venture, partnership or other similar
           -------------
arrangement, regardless of the legal form of such arrangement.

          "Lender" or "Lenders" means TBCC and each other Person identified as a
           ------      -------
"Lender" on the signature pages to this Agreement, together with each successor and permitted assign of such Person pursuant to subsection 9.1.

          "Lender Addition Agreement" means an agreement among Agent, a Lender
           -------------------------
and such Lender's assignee regarding their respective rights and obligations with respect to assignments of the Loans, the Commitments and other interests under this Agreement and the other Loan Documents.

          "Lender Reimbursement Liability" means, as to each Lender Letter of
           ------------------------------
Credit, all reimbursement obligations of Borrower to the Issuer thereof, whether contingent or otherwise, including with respect to any Lender Letter of Credit:
(a) the amount available to be drawn or which may become available to be drawn;
(b) all amounts which have been paid or made available by the issuing bank to the extent not reimbursed; and (c) all unpaid interest, fees and expenses.

          "Lender Reimbursement Reserve" means, at any time, an amount equal to
           ----------------------------
(a) the aggregate amount of Lender Reimbursement Liability with respect to all Lender Letters of Credit outstanding at such time plus (b) to the extent not
                                                  ----
included in clause (a), the aggregate amount theretofore paid by any Issuer under Lender Letters of Credit for which such Issuer has not been reimbursed or which has not been debited to the Loan Account pursuant to subsection 2.1(C)(2).

          "Lender Letter of Credit" has the meaning assigned to that term in
           -----------------------
subsection 2.1(C).

          "Lending Office" shall mean the office of each Lender specified as
           --------------
such on the signature pages to this Agreement opposite its name, or such other office of such Lender as such Lender may from time to time specify in writing to the Agent.

          "Lien" means any lien, mortgage, pledge, security interest, charge or
           ----
encumbrance of any kind, whether voluntary or involuntary (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

          "Lien State" means all those States listed on Schedule 1.1(A) plus any
           ----------                                   ---------------
other State in which on or subsequent to the Closing Date a landlord's Lien for unpaid rent is recognized, by statute or common law, as prior in right and claim to the rights and claims of Agent as secured party on behalf of Lenders in respect of any Inventory.

          "Lien Waiver" shall mean a written agreement, in substantially the
           -----------
form of Exhibit 1.1(G) or as otherwise is reasonably acceptable to the Agent,
        --------------
pursuant to which a Person shall waive or subordinate its rights and claims as landlord in any Inventory of Borrower for unpaid rents, grant access to Agent for the repossession and sale of such Inventory and make other agreements relative thereto.

          "Loan" or "Loans" means an extension of credit made under or pursuant
           ----      -----
to either the Term Loan Commitment or the Revolving Loan Commitment.

          "Loan Account" has the meaning assigned to that term in subsection
           ------------
2.6.

          "Loan Documents" means this Agreement, the Notes, the Security
           --------------
Documents and all other instruments, documents and agreements executed by or on behalf of any Loan Party and delivered concurrently herewith or at any time hereafter to or for the benefit of Agent or any Lender in connection with the Loans and other transactions contemplated by this Agreement, all as amended, supplemented or modified from time to time.

          "Loan Party" means, collectively, Borrower, Holdings and any
           ----------
Subsidiary of Borrower which, pursuant to Section 5.11(B) hereof, is or becomes a party to any Loan Document.

          "Loan Year" means each period of twelve (12) consecutive months
           ---------
commencing on the Closing Date and ending on each anniversary thereof.

          "Material Adverse Change" means any material, adverse change occurring
           -----------------------
in (a) the business, operations, properties, assets or financial condition of Borrower or of Borrower and its Subsidiaries taken as a whole or (b) the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party or of Agent or any Lender to enforce or collect any of the Obligations, or (c) the net realizable value to Lenders in any subsequent foreclosure or liquidation of the whole, or any material portion, of the Collateral. In determining whether any individual event would result in a Material Adverse Change, notwithstanding that such event does not of itself have such effect, a Material Adverse Change shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would reasonably be expected to result in a Material Adverse Change.

          "Material Adverse Effect" means any effect which has resulted in, will
           -----------------------
result in, or which would reasonably be expected to result in, a Material Adverse Change.

          "Material Subsidiary" means any Subsidiary of Borrower (i) which has
           -------------------
an individual net worth which equals or exceeds, at the relevant time period, ten percent (10%) of the Net Worth of Borrower and all of its Subsidiaries on a consolidated basis (including such Subsidiary), (ii) which has a Net Income which equals or exceeds, as of the relevant time period, ten percent (10%) of the Net Income of Borrower and all of its Subsidiaries on a consolidated basis (including such Subsidiary) or (iii) the divestiture of which by Borrower otherwise could reasonably be expected to have a Material Adverse Effect (regardless of its relative net worth).

         "Maximum Revolving Loan Amount" has the meaning assigned to that term
          -----------------------------
in subsection 2.1(B)(1).

          "Mortgage" means each of the mortgages, deeds of trust, leasehold
           --------
mortgages, leasehold deeds of trust, collateral assignments of leases or other real estate security documents delivered by any Loan Party to Agent, with respect to Mortgaged Property or Additional Mortgaged Property, all in form and substance satisfactory to Agent.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
           ------------------
Section 4001(a)(3) of ERISA.

          "Net Income" means, for any period, the net income (or loss) of
           ----------
Borrower and its Subsidiaries on a consolidated basis after provision for or benefit from income and franchise taxes determined in accordance with GAAP.

          "Net Proceeds" means cash proceeds received by Borrower from any Asset
           ------------
Disposition (including payments under notes or other debt securities received in connection with any Asset Disposition and insurance proceeds and awards of condemnation), net of (a) the costs of such sale, lease, transfer or other disposition (including commissions and taxes attributable to such sale, lease or transfer) and (b) amounts applied to repayment of Indebtedness (other than the Obligations) secured by a lien, security interest, claim or encumbrance on the asset or property disposed.

          "Net Worth" means, on any date of determination, the total assets of
           ---------
Borrower and its Subsidiaries on a consolidated basis less the total liabilities of Borrower and its Subsidiaries on a consolidated basis, in each instance determined in accordance with GAAP.

          "New Closing Date" means the date specified as such in the Preamble
           ----------------
to this Agreement.

          "New Distribution Center Property" shall mean the property and
           --------------------------------
improvements thereon comprising Borrower's new distribution center to be constructed in Phoenix, Arizona.

          "New Distribution Center Property Debt" shall mean any Indebtedness
           -------------------------------------
incurred by Borrower owing to any Person other than Lenders in connection with the acquisition, construction and/or improvement of the New Distribution Center Property, exclusive, however, of Capital Leases of such property, or portions thereof.

          "Note" or "Notes" means one or more of the Term Notes or Revolving
           ----      -----
Notes, or any combination thereof.

          "Notice of Borrowing" means a notice substantially in the form of
           -------------------
Exhibit 1.1(C).
- --------------

          "Obligations" means the Term Loan, all Advances, all reimbursement
           -----------
obligations of Borrower with respect to Lender Letters of Credit and any and all other obligations, liabilities and Indebtedness of every nature of each Loan Party from time to time owed to Agent or any Lender hereunder and under the Loan Documents including the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a proceeding under the Bankruptcy Code by or against the Loan Party obligated thereon. With respect to any specified Loan Party, "Obligations" of such specified Loan Party means all obligations, liabilities and Indebtedness of such Loan Party to any Lender or the Agent under any Loan Document to which such Loan Party is a party. Without limi tation, "Inchoate Indemnity Obligations" shall constitute a part of "Obligations."

          "Other Capitalized Costs", for Borrower and its Subsidiaries, means
           -----------------------
all site selection and pre-opening expenses, and all capitalized internal and external software devel opment costs.

          "Other Lender Reserves" means (i) reserves for costs, expenses and
           ---------------------
liabilities of any Loan Party arising hereunder or under any Loan Document which have become due and payable pursuant to the terms hereof or thereof and as to which Agent is authorized to charge the amount thereof to the Loan Account pursuant hereto; (ii) reserves for any taxes payable by Borrower at any time or from time to time to the State of Texas or any Governmental Authority of the State of Texas; (iii) reserves for sales, excise or similar taxes not otherwise being timely paid or fully reserved against by Borrower in a manner rea sonably satisfactory to Agent; and (iv) other reserves (excluding, however, the Term
                                                 ------------------
Loan Reserve, the Rent Reserve and the Lender Reimbursement Reserve) which Agent, in the reasonable exercise of its credit judgment, or at the direction of the Requisite Lenders, in the reasonable exercise of their collective credit judgment, may elect to impose from time to time hereafter on Borrowing Availability in respect of the Revolving Loan Commitments; provided, however,
                                                           -----------------
that, unless and except to the extent that an

Event of Default has occurred and is continuing, reserves imposed pursuant to clause (iv) above shall not be imposed except on at least thirty (30) days' advance written notice to Borrower (which shall be deemed waived if a Default has occurred and is continuing) and, then, subject to the Discretionary Reduction Limitation.

          "Other Letters of Credit" shall mean any letters of credit, other than
           -----------------------
the Lender Letters of Credit, whether now or hereafter existing, issued by any bank for the account of Borrower in connection with the importation of Inventory.

          "PBGC" means the Pension Benefit Guaranty Corporation or any
           ----
successor thereto.

          "Pension Plan" means any Employee Benefit Plan, other than a
           ------------
Multiemployer Plan, which is subject to the provisions of Part 3 of Title I of ERISA, Title IV of ERISA or Section 412 of the IRC.

          "Permitted Encumbrances" means the following:
           ----------------------

           (a) Liens (other than Liens relating to Environmental Claims or ERISA) for taxes, assessments or other governmental charges not yet due and payable or if being contested in accordance with Section 5.4;

           (b) Statutory Liens of carriers, mechanics, materialmen, landlords, warehousemen, and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not yet due or not more than thirty (30) days delinquent or which are being contested in good faith; provided that a reserve
                                                       --------
(including, as applicable, a Rent Reserve), bond or other appropriate provision reasonably satisfactory to Agent shall have been made therefor;

          (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (d) Liens for Purchase Money Indebtedness; provided that: (i) the
                                                     --------
Indebtedness secured by any such Lien is permitted  under subsection 7.1; and
(ii) any such Lien encumbers only the asset so purchased, constructed or improved; and (iii) such Lien is released upon the Indebtedness secured thereby being fully paid;

          (e) Any attachment or judgment Lien not constituting an Event of Default under subsection 8.1(I) of this Agreement;

          (f) Leases or subleases granted to others not interfering in any material respect with the business of any Loan Party or any of its Subsidiaries;

          (g) Easements, rights-of-way, restrictions, and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of any Loan Party or any of its Subsidiaries;

          (h) Any interest or title of a lessor or sublessor under any Capital Lease not restricted by Section 6.2 of this Agreement;

          (i) Any interest or title of a lessor or sublessor under any operating lease;

          (j) Liens arising from filing precautionary UCC financing statements regarding leases and consignments permitted by this Agreement;

          (k) Liens in favor of Agent, on behalf of Lenders;

          (l) Liens existing on real estate when purchased by Borrower, which is purchased by Borrower subject thereto or as to which Borrower has assumed any Indebtedness to the extent permitted in Section 7.1(E);

          (m) Liens existing in favor of the issuer of any Other Letter of Credit on Inventory-in-transit (only) to Borrower given in support of Borrower's reimbursement obligations arising in respect of such Other Letter of Credit;

          (n) Liens, whether now or hereafter existing, granted to secure the repayment of the New Distribution Center Property Debt in those assets or property of Borrower related to the New Distribution Center Property described on Schedule 1.1(E);

          (o) Other Liens existing on the Closing Date and renewals, extensions and refinancings thereof, which Liens (if any) are set forth on Schedule 1.1(B);
                                                                ---------------

          (p) Liens in the nature of zoning restrictions, easements, licenses, restrictive covenants, riparian and other rights, mining and mineral rights and similar encumbrances on title to real property of a customary nature or other, minor irregularities of title thereto; provided that the same do not,
                                       --------
individually or in the aggregate, materially impair the use, value or marketability of such real property; and

          (q) Liens on cash collateral in an amount not in excess of $2,300,000 (plus interest and other investment income earned thereon while held as cash collateral) granted to a bonding company to secure Borrower's Contingent Obligation in respect of the appeal bond pertaining to the Rossi Lawsuit described in Section 7.4(G) hereof.

          "Permitted Tax Payment", in respect of the Tax Sharing Arrangement,
           ---------------------
and notwithstanding any terms thereof to the contrary, for any tax period and any taxes covered thereby, shall mean the lesser of: (i) the allocable amount
                                          ------
of such taxes for such period which is owing by Borrower thereunder; or (ii) the amount of such taxes for such period which would have been owing by Borrower and its Subsidiaries to the applicable Governmental Authority, computed as if Borrower and its Subsidiaries were not affiliated with any other corporations and the Tax Sharing Arrangement did not exist.

          "Person" means and includes natural persons, corporations, limited
           ------
liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof and their respective permitted successors and assigns (or in the case of a governmental person, the successor functional equivalent of such Person).

          "Prior Indebtedness" means the prior indebtedness of Borrower to LM
           ------------------
Finance (Curacao) N.V. identified on Schedule 1.1(C), which was paid in full on
                                     ---------------
the Closing Date.

          "Pro Rata Share" means the percentage obtained by dividing (i) the
           --------------
Total Loan Commitment of a Lender by (ii) the Total Loan Commitments of all Lenders, in either case as such percentage may be adjusted by assignments permitted pursuant to subsection 9.1.

          "Projections" means a Person's forecasted Financial Statements, each
           -----------
prepared on a division-by-division, Subsidiary-by-Subsidiary and consolidated and consolidating basis, in each case as applicable, and otherwise consistent with Borrower's historical financial statements, together with, if requested by Agent, in the reasonable exercise of its discretion, appropriate supporting details and statements of underlying assumptions and a budget for Capital Expenditures.

          "Purchase Money Indebtedness" shall mean any Indebtedness of Borrower
           ---------------------------
or any Subsidiary incurred in connection with its purchase, construction or improvement of any machinery, equipment, or real property solely for the purpose of financing such purchase, construction or improvement constituting either the deferred purchase price of the property so purchased, constructed or improved or money borrowed in respect thereof; but, expressly excluding herefrom any Capital Leases.

          "Rent Reserve" shall mean a reserve equal to the sum of three (3)
           ------------
months' rent at each affected leased Collateral Location, as determined in accordance with clauses (h) and (i) of the definition of Eligible Inventory.

          "Requirement of Law", as to any Person, shall mean any law, treaty,
           ------------------
rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Requisite Lenders" means any number of Lenders having either (a)
           -----------------
sixty-six percent (66%) or more of the Total Loan Commitments if the Total Loan Commitments have not been terminated; or (b) if all Total Loan Commitments have been terminated, sixty-six percent (66%) or more of the aggregate outstanding principal amount of the Lender Reim bursement Liability, the Revolving Loan and the Term Loan.

          "Restricted Junior Payment" means: (a) any dividend or other
           -------------------------
distribution, direct or indirect, on account of any shares of any class of stock of Borrower or any of its Subsidiaries now or hereafter outstanding, except a
                                                                     ------
dividend payable solely in shares of a class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Borrower or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Subordinated Debt; (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Borrower or any of its Subsidiaries now or hereafter outstanding; and (e) any payments at any time owing under the Tax Sharing Arrangement in excess of the Permitted Tax Payments.

          "Revolving Loan" means all Advances made by Lenders pursuant to
           --------------
subsection 2.1(B) and any amounts added to the principal balance of the Revolving Loan pursuant to this Agreement.

          "Revolving Loan Commitment" means (a) as to any Lender, the commitment
           -------------------------
of such Lender to make available its Pro Rata Share of the Advances under the Revolving Loan and to purchase its Pro Rata Share of participations in Lender Letters of Credit and (b) as to all Lenders, the aggregate commitment of all Lenders to make available their Pro Rata Shares of the Advances under the Revolving Loan and to purchase their Pro Rata Shares of participations in Lender Letters of Credit. The Revolving Loan Commitments shall be limited as prescribed in subsection 2.1(B).

          "Revolving Note" means each promissory note of Borrower substantially
           --------------
in the form of Exhibit 1.1(D).
               ------- ------

          "Sale Assets" means fixed assets held for sale from time to time by
           -----------
Borrower in the ordinary course of its business, excluding, however, therefrom
                                                 ------------------
any Additional Mortgaged Property, and including, particularly, but without limitation, the fixed assets described on Schedule
                                                                    --------
1.1(D).
- ------

          "Scheduled Installment" has the meaning assigned to that term in
           ---------------------
subsection 2.1(A).

          "Securities" means any stock, shares, voting trust certificates,
           ----------
bonds, debentures, options, warrants, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

          "Security Agreement" means the security agreement executed and
           ------------------
delivered by Borrower in favor of Agent for the benefit of Lenders, substantially in the form of Exhibit 1.1(E).
                             ------- ------

          "Security Documents" means all instruments, documents and agreements
           ------------------
executed by or on behalf of any Loan Party to guaranty or provide collateral security with respect to the Obligations and other transactions contemplated by this Agreement including, without limitation, the Mortgages, the Security Agreement and all instruments, documents and agreements executed pursuant to the terms of the foregoing, including, without limitation, those executed pursuant to the Security Agreement.

          "Solvent" shall mean that any Person (a) has capital sufficient to
           -------
carry on its business as in existence on the Closing Date and all other or additional business and transactions in which it is about to engage, (b) is able to pay its Indebtedness as it matures and (c) owns property having a value, both at fair valuation and at then present fair saleable value, greater than the sum of its total liabilities plus all known contingent liabilities, computed at the amount that, in light of all facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured li ability in accordance with Generally Accepted Accounting Principles.

          "Subordinated Debt" means unsecured Indebtedness of Borrower which has
           -----------------
been subordinated in right of payment and claim to the rights and claims of the Lenders in respect of the Obligations pursuant to a written agreement containing subordination terms reasonably satisfactory to the Requisite Lenders which are consistent, in any event, with the terms of subsection 7.5.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
partnership, association or other business entity of which fifty percent (50%) or more of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency which has not yet occurred) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or by one or more of the other Subsidiaries of that Person or a combination thereof.

          "Tangible Net Worth" shall mean Net Worth, plus any accrued or actual
           ------------------                        ----
expense liability shown on Borrower's balance sheet with regard to Borrower's liability for damages in the Rossi lawsuit, not to exceed One Million Five Hundred Thousand Dollars ($1,500,000); provided, however, that any reversal of
                                       -----------------------
any such accrued expense liability shall be subtracted from Net Worth for purposes of this definition; less all intangible assets, as determined for
                             ----
Borrower and its Subsidiaries on a consolidated basis under GAAP, to include in any event, goodwill, cost capitalization gross ups or reserves and LIFO gross ups or reserves.

          "Tax Sharing Arrangement" shall mean:  The Tax Sharing Agreement,
           -----------------------
dated as of March 1, 1995, among Holdings and its Subsidiaries (including Borrower), a copy of which, as executed and in effect on the New Closing Date, is attached to Schedule 1.1(D).

          "Term Loan" means the advance made pursuant to subsection 2.1(A).
           ---------

          "Term Loan Commitment" means (a) as to any Lender, the commitment of
           --------------------
such Lender to make available its Pro Rata Share of the Term Loan and (b) as to all Lenders, the aggregate commitments of all Lenders to make available their Pro Rata Shares of the Term Loan.

          "Term Loan Reserve" means, at any time, an amount equal to the then
           -----------------
unpaid principal balance of the Term Loan.

          "Term Note" means each promissory note of Borrower substantially in
           ---------
the form of Exhibit 1.1(F).
            --------------

          "Termination Date" has the meaning assigned to that term in
           ----------------
subsection 2.5.

          "Total Loan Commitment" means (a) as to any Lender, the aggregate
           ---------------------
commitments of any Lender with respect to the Revolving Loan Commitment and the Term Loan Commitment as set forth on the signature page of this Agreement opposite such Lender's signature or in the most recent Lender Addition Agreement, if any, executed by such Lender; and (b) as to all Lenders, the aggregate commitments of all Lenders with respect to all Revolving Loan Commitments and all Term Loan Commitments.

          "UCC" means the Uniform Commercial Code as in effect on the date
           ---
hereof in the State of New York; or as the Uniform Commercial Code is in effect in any other jurisdiction in which Collateral is located, to the extent such code is applicable to the exercise of any rights or remedies in respect of such Collateral.

          "Unfinanced Capital Expenditures" shall mean Capital Expenditures
           -------------------------------
which do not constitute Capital Leases and which were not financed with Purchase Money Indebtedness.

          "Working Day" means any Business Day on which dealings in foreign
           -----------
currencies and exchange between banks may be carried on in London, England.

1.2.  Accounting Terms; Utilization of GAAP for Purposes of Calculations Under
      ------------------------------------------------------------------------
Agreement
- ---------

          For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP. Financial statements and other information furnished to Agent or any Lender pursuant to subsection 5.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation. Unless otherwise approved by the Requisite Lenders, no "Accounting Changes" (as defined below) shall affect the calculation of financial covenants, standards or terms in this Agreement (which shall be calculated using GAAP as in effect on the Closing Date); provided,
                                                                  --------
however, that Borrower shall prepare footnotes to each Compliance Certificate
- -------
and the financial statements required to be delivered hereunder that show the differences between the financial statements delivered (which reflect such Accounting Changes) and the basis for calculating financial covenant compliance (without reflecting such Accounting Changes). "Accounting Changes" means: (a)
                                               ------------------
changes in accounting principles required by GAAP and implemented by Borrower;
(b) changes in accounting principles determined to be necessary by Borrower's certified public accountants; and (c) changes in carrying value of Borrower's (or any of its Subsidiaries') assets, liabilities or equity accounts.

1.3.  Other Definitional Provisions
      -----------------------------

          References herein to "Sections", "subsections", "Exhibits" and
                                --------    -----------    --------
"Schedules" shall be to Sections, subsections, Exhibits and Schedules,
- ----------
respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. In this Agreement, "hereof," "herein," "hereto," "hereunder" and the like mean and refer
            ------    ------    ------    ---------
to this Agreement as a whole and not merely to the specific section, paragraph or clause in which the respective word appears; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by
       ---------    --------       -------
the words "without limitation"; references to agreements and other contractual instruments shall be deemed to include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments and other modifications are not prohibited by the terms of this Agreement or any other Loan Document; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include, as to any statute, its related regulations, any amendments of same and any successor statutes and regulations.

                                 SECTION 2.
                                 ----------

                           AMOUNTS AND TERMS OF LOANS
                           --------------------------

2.1.  Loans
      -----

          (A) Term Loan.  On the Closing Date, each Lender loaned to Borrower
              ---------
its Pro Rata Share of the Term Loan.  The aggregate amount of the Term Loan, as
of the Closing Date, was Five Million Dollars ($5,000,000).   Amounts of the
Term Loan which are repaid may not be reborrowed. Borrower shall make principal payments in the amounts of the applicable Scheduled Installments (or such lesser principal amount of the Term Loan as shall then be outstanding) on the dates and in the amounts set forth below. For purposes hereof, "Scheduled Installments"
                                                       ----------------------
means consecutive, equal, monthly principal installments of Eighty-Three Thousand Three Hundred Thirty-Three Dollars ($83,333) each (based on a five-year level principal amortization), due and payable on the first day of each calendar month occurring prior to the Termination Date, together with a final principal installment equal in amount to the then entire unpaid principal balance of the Term Loan (the "Balloon Payment"), which shall be due and payable on the
                ---------------
Termination Date. The amount of the Balloon Payment owing at any one time shall change from time to time, coincident with each extension (if any) of the Termination Date, as described in Section 2.5 hereof, and shall be determined by reference to the then effective remaining amortization of the Term Loan after giving effect to such extension.

          (B) Revolving Loan.  Subject to the terms and conditions of this
              --------------
Agreement and in reliance upon the representations and warranties of Borrower contained herein, each Lender agrees, severally and not jointly, (i) to continue outstanding its Pro Rata Share of the Revolving Loan originally made under the Original Agreement and (ii) to lend to Borrower from time to time during the period from the New Closing Date to and excluding the Expiry Date its Pro Rata Share of the Revolving Loan. The aggregate amount of all Revolving Loan Commitments shall be equal at any one time to One Hundred Million Dollars ($100,000,000) minus the amount of the Term Loan Reserve; and the amount of each
               -----
Lender's Revolving Loan Commitment shall be equal at any one time to its Pro Rata Share of all Revolving Loan Commitments minus the amount of its Pro Rata
                                             -----
Share of the Term Loan Reserve. Amounts borrowed under this subsection 2.1(B) (including any amount originally borrowed under the Original Agreement and continued under this subsection and now outstanding hereunder) may be repaid and reborrowed at any time prior to the Expiry Date. No Lender shall have any obligation to make Advances under this subsection 2.1(B) to the extent any requested Advance would cause the principal balance of the Revolving Loan then outstanding to exceed the Maximum Revolving Loan Amount. Notwithstanding the foregoing, however, (i) with the consent of the Requisite Lenders, Borrower may from time to time obtain Advances in excess of the Maximum Revolving Loan
Amount (herein called "Permitted
                       ---------

Overadvances"); provided, however, that, in such event, unless all Lenders
- ------------    -----------------
otherwise consent thereto, (i) the total amount of all Permitted Overadvances shall not exceed at any time Two Million Dollars ($2,000,000), (ii) each such Permitted Overadvance must be reduced to zero not later than fifteen (15) Business Days after the date of its incurrence, and (iii) the maximum number of Business Days within any period of three hundred sixty-five (365) days in which Permitted Overadvances are outstanding, taking into consideration the limitation set forth in clause (ii) above, shall be sixty (60); (iv) such Permitted Overadvances shall not, in any event, cause any Lender's outstanding Advances ever to exceed the maximum amount of its respective Revolving Loan Commitment, minus its Pro Rata Share of the Lender Reimbursement Reserve then in effect.
- -----

               (1) "Maximum Revolving Loan Amount" means, as of any date of
                    -----------------------------
determination, the lesser of (a) the Revolving Loan Commitments minus the sum of
                   ------                                       -----
the Lender Reimbursement Reserve and the Other Lender Reserves; or (b) the sum of (x) the Borrowing Base plus any Permitted Overadvances minus (y) the sum of
                          ----                            -----
the Lender Reimbursement Reserve, the Rent Reserve, the Other Lender Reserves and the Amendment Reserve, each such amount calculated as of such date of determination.

               (2) "Borrowing Base" means, as of any date of determination, the
                    --------------
sum of sixty percent (60%) of Eligible Inventory. The Borrowing Base shall be determined based on the most recent Borrowing Base Certificate delivered to Agent pursuant to subsection 5.1(F).

          (C) Letters of Credit.  Subject to the terms and conditions of this
              -----------------
Agreement and in reliance upon the representations and warranties of Borrower herein set forth, the Revolving Loan Commitment may, in addition to Advances under the Revolving Loan, be utilized, upon the request of Borrower, for the issuance of letters of credit by the Issuer (each such letter of credit, together with any letter of credit issued under the Original Agreement and outstanding as of the New Closing Date, a "Lender Letter of Credit"). Each
                                           -----------------------
Lender agrees to purchase, and shall be deemed to have purchased, a participation in each such Lender Letter of Credit upon its issuance in an amount equal to its Pro Rata Share of the unpaid amount thereof from time to time together with accrued interest thereon.

               (1) Maximum Amount.  The aggregate amount of Lender Reimbursement
                   --------------
Liability with respect to all Lender Letters of Credit outstanding at any time shall not exceed Three Million Dollars ($3,000,000).

               (2) Reimbursement.  Borrower shall be irrevocably and
                   -------------
unconditionally obligated forthwith, without presentment, demand, protest or other formalities of any kind, to reimburse the Issuer for any amounts paid by the Issuer with respect to a Lender Letter of Credit, including, but not limited to, all fees, costs and expenses actually paid by the Issuer to any bank that issues letters of credit. Borrower hereby authorizes and directs Agent, at Agent's option, to debit the Loan Account (by increasing the principal balance of the Revolving Loan) in the amount of any payment made by the Issuer with respect to any Lender Letter of Credit. All amounts paid by the Issuer with respect to any Lender Letter of Credit that are not immediately repaid by Borrower with the proceeds of the Revolving Loan or otherwise shall bear interest at the interest rate applicable to Revolving Loans from the date paid by the Issuer. In the event that Borrower shall fail to reimburse the Issuer on the date of any payment by the Issuer under a Lender Letter of Credit in an amount equal to the amount of such payment, the Issuer shall notify Agent. Agent, in turn, shall promptly notify each Lender of the unreimbursed amount of such payment together with accrued interest thereon. On the Business Day of its receipt of notice from Agent to such effect, each Lender shall deliver to Agent an amount equal to its respective participation therein in same day funds, at the place and on the date and by the time notified by Agent. The obligation of each Lender to deliver to Agent an amount equal to its respective participation pursuant to the foregoing sentence shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3. In the event any Lender fails to make available to Agent the amount of such Lender's participation in such Lender Letter of Credit as provided in this subsection 2.1(C)(2), Agent shall be entitled to recover such amount on demand from such Lender together with interest at the Federal Funds Rate.

               (3) Conditions of Issuance of Lender Letters of Credit. In
                   --------------------------------------------------
addition to all other terms and conditions set forth in this Agreement, the issuance by the Issuer of any Lender Letter of Credit shall be subject to the conditions precedent that the Lender Letter of Credit shall support a transaction entered into by Borrower in the ordinary course of its business (except as is otherwise approved by the Requisite Lenders) and each Lender Letter of Credit shall be in such form, be for such amount, and contain such terms as may be reasonably satisfactory to the Issuer and Agent. The expiration date of each Lender Letter of Credit shall be on a date which is the earlier of
                                                                     -------
(a) one (1) year from its date of issuance, or (b) the Termination Date.

               (4) Request for Letters of Credit. Borrower shall give Agent at
                   -----------------------------
least five (5) Business Days prior notice specifying the date a Lender Letter of Credit is to be issued, identifying the Issuer and beneficiary and describing the nature of the transactions proposed to be supported thereby. The notice shall be accompanied by the form of the Lender Letter of Credit, together with Borrower's signed application and agreement for the issuance thereof, in a form acceptable to the Issuer (herein, an "Application").
                                      -----------

          (D) Borrowing Mechanics.  Borrower may obtain Loans on any Business
              -------------------
Day if the Loan is an Alternate Base Rate Loan or on any Working Day if the Loan is a

Eurodollar Rate Loan. When Borrower desires to borrow under the Revolving Credit Commitments, it shall deliver to Agent a fully and properly completed irrevocable Notice of Borrowing no later than 1:00 p.m. (Atlanta time) on the proposed Funding Date, in the case of an Alternate Base Rate Loan, and at least three (3) Working Days prior to the proposed Funding Date, in the case of an Eurodollar Rate Loan, specifying (i) the amount to be borrowed, (ii) whether the borrowing is to be a Eurodollar Rate Loan, an Alternate Base Rate Loan, or a combination thereof, (iii) the requested Funding Date, and (iv) if the borrowing is to be entirely or partly a Eurodollar Rate Loan, the length of the Interest Period for such Loan. Neither Agent nor any Lender shall incur any liability to Borrower for acting upon any Notice of Borrowing that Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrower or for otherwise acting in good faith under this subsection 2.1(D). Each such Advance to Borrower under the Revolving Loan shall, on the Funding Date, be deposited, in immediately available funds, in such account as Borrower may from time to time designate to Agent in writing.

          (E) Notes.  In accordance with the terms of the Original Agreement,
              -----
Borrower executed and delivered to each Lender (1) a Revolving Note to evidence the Revolving Loan, and (2) a Term Note to evidence the Term Loan. In the event of an assignment under subsection 9.1, Borrower shall, upon surrender of the assigning Lender's Notes, issue new Notes to reflect the new Commitments of the assigning Lender and its assignee.

2.2.  Interest
      --------

          (A) Rate of Interest.  The unpaid principal amount of the Revolving
              ----------------
Loan and the Term Loan from time to time outstanding (including any outstanding under the Original Agreement and continued under this Agreement) shall bear interest at either the Alternate Base Rate or, subject to all terms and conditions hereof relevant thereto, the Eurodollar Rate. Any other Obligations shall bear interest at the interest rate specified herein or in the applicable Loan Document evidencing such Obligations or, if no such interest rate is specified, at the Alternate Base Rate. Notwithstanding the foregoing, at the election of the Requisite Lenders, after the occurrence of an Event of Default and for so long as such Event of Default continues, the Loans and all other Obligations shall bear interest until paid in full at a rate per annum that is two percent (2%) in excess of the interest rate(s) then or thereafter otherwise applicable to all such Obligations.

          (B) Computation and Payment of Interest.  Interest on the Loans and
              -----------------------------------
all other Obligations shall be computed on the daily principal balance on the basis of a 360-day year for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of funding of the Loan shall be included and the date of payment of such Loan shall be excluded; provided that if a Loan is repaid on the
          --------
same day on which it is made, one (1) day's interest shall be paid on that Loan (with the oldest outstanding Advances being considered as first paid at all times). Interest on the Loans and all other Obligations shall be payable to Agent, for the ratable benefit of Lenders, on the applicable Interest Payment Dates, on the date of any prepayment (in full) of Loans and at maturity, whether by acceleration or otherwise.

          (C) Interest Laws.  Notwithstanding any provision to the contrary
              -------------
contained in this Agreement or the other Loan Documents, Borrower shall not be required to pay, and neither Agent nor any Lender shall be permitted to collect, any amount of interest in excess of the maximum amount of interest permitted by law ("Excess Interest"). If any Excess Interest is provided for or determined
      ---------------
by a court of competent jurisdiction to have been provided for in this Agreement or in any of the other Loan Documents, then in such event: (1) the provisions of this subsection shall govern and control; (2) neither Borrower nor any other Loan Party shall be obligated to pay any Excess Interest; (3) any Excess Interest that Agent or any Lender may have received hereunder shall be, at Agent's option, (a) applied as a credit against the outstanding principal balance of the Obligations or accrued and unpaid interest (not to exceed the maximum amount permitted by law), (b) refunded to the payor thereof, or (c) any combination of the foregoing; (4) the interest rate(s) provided for herein shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable law (the "Maximum Rate"), and this Agreement and the other Loan
                           ------------
Documents shall be deemed to have been and shall be, reformed and modified to reflect such reduction; and (5) neither Borrower nor any other Loan Party shall have any action against Agent or any Lender for any damages arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any Obligation is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on such Obligations shall remain at the Maximum Rate until each Lender shall have received the amount of interest which such Lender would have received during such period on such Obligations had the rate of interest not been limited to the Maximum Rate during such period.

          (D) Conversion Options; Minimum Amount of Loans.
              -------------------------------------------

             (i) Each Eurodollar Rate Loan shall be converted automatically to an Alternate Base Rate Loan effective on the last day of the Interest Period corresponding thereto, unless it (or a portion thereof) is continued as a new Eurodollar Rate Loan continued in accordance with the succeeding sentence hereof. Borrower may elect to continue any existing Eurodollar Rate Loan (or portion thereof) as an Eurodollar Rate Loan as of the end of the Interest Period corresponding thereto by giving the Agent at least three (3) Working Days' prior irrevocable notice of such election pursuant to a prior irrevocable Notice of Borrowing, appropriately completed. Upon receipt of such Notice of Borrowing, the Agent shall promptly notify each Lender thereof. Borrower may also elect from time to time to convert Alternate Base Rate Loans to Eurodollar Rate Loans by giving the Agent at least three (3) Working Days' prior irrevocable Notice of Borrowing, appropriately completed. Upon receipt of such Notice of Borrowing, the Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Rate Loans and Alternate Base Rate Loans may be converted as provided herein, provided that (A) no Loan may be converted into a Eurodollar Rate Loan
        --------
when any Default or an Event of Default has occurred and is continuing or the Required Lenders have determined that such a conversion is not appropriate, (B) partial conversions of Eurodollar Rate Loans shall be in an aggregate principal amount of at least One Million Dollars ($1,000,000) or a whole multiple of Five Hundred Thousand Dollars ($500,000) in excess thereof and (C) any such conversion may only be made if, after giving effect thereto, subsection (E) hereof shall not have been contravened.

          (ii) Any Eurodollar Rate Loans may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by a Borrower with the notice provisions contained in clause (i) hereof; provided
                                                                    --------
that no Eurodollar Rate Loan may be continued as such when any Default or an Event of Default has occurred and is continuing, but shall be automatically converted to an Alternate Base Rate Loan on the last day of the then current Interest Period with respect thereto. The Agent shall notify the Lenders promptly that such automatic conversion contemplated by this subsection will occur.

          (E) Minimum Amounts of Eurodollar Rate Loans; Maximum Number of
              -----------------------------------------------------------
Eurodollar Rate Loans; Interest Premium.
- ----------------------------------------

               (i) All borrowings, conversions, payments, prepayments and selection of Interest Periods hereunder by Borrower shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of each Eurodollar Rate Loan made to Borrower shall not be less than One Million Dollars ($1,000,000) or an integral multiple of Five Hundred Thousand Dollars ($500,000) in excess thereof.

               (ii) There shall be no more than five (5) Eurodollar Rate Loans outstanding at any time.

               (iii)  [Intentionally Omitted]

               (iv) At the election of Agent, Agent may, or if Agent is directed to do so by the Requisite Lenders, Agent shall, at any time from and after the second time subsequent to the Closing Date on which Borrower prepays a Eurodollar Rate Loan on a day which is not the last day of an Interest Period with respect thereto, notify Borrower that, thereafter, Borrower shall not be permitted to borrow Eurodollar Rate Loans at any time when (x) the principal amount of Eurodollar Rate Loans to Borrower exceeds sixty-six and two-thirds percent (66-2/3%) of the total principal amount of the Loans outstanding to Borrower or (y) such borrowing would result in the aggregate amount of Eurodollar Rate Loans outstanding to Borrower exceeding sixty-six and two-thirds percent (66-2/3%) of the total principal amount of Loans then outstanding to Borrower. In respect of the foregoing limitation, if, at the end of any calendar month after the effective date of its imposition, the daily average for such month of the aggregate principal amount of all Eurodollar Rate Loans outstanding to Borrower shall exceed sixty-six and two-thirds percent (66-2/3%) of the daily average for such month of the total principal amount of all Loans outstanding (the amount of such excess over such percentage amount being called herein the "excess principal amount"), then, Borrower will pay to Agent, as additional interest (for the ratable benefit of the Lenders), on the first day of the succeeding calendar month, that amount, if any, by which the interest that would have accrued during such preceding monthly period on such excess principal amount of Borrower's Eurodollar Rate Loans at the Alternate Base Rate (if the Alternate Base Rate had applied to such Loans during such period) is greater than the interest actually accrued during such period on such excess principal amount of such Borrower's Eurodollar Loans at the Eurodollar Rate.

          (F) Inability to Determine Interest Rate.
              ------------------------------------

          In the event that: (a) Agent has determined, or been notified by its designee that it has determined (which determination, in either case, shall be conclusive and binding upon Borrower) that, by reason of circumstances affecting the interbank eurodollar market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any requested Interest Period; or (b) the Agent shall have received notice prior to the first day of such Interest Period from Lenders constituting the Requisite Lenders that the interest rate determined for such Interest Period does not accurately reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period; then, the Agent shall forthwith give notice of such determination to Borrower and the other Lenders as soon as practicable thereafter. If such notice is given (x) any then requested Eurodollar Rate Loans shall be made as Alternate Base Rate Loans, (y) any Alternate Base Rate Loans that were to have been converted to Eurodollar Rate Loans shall be continued as Alternate Base Rate Loans and (z) any outstanding Eurodollar Rate Loans shall be converted, on the last day of the then current Interest Period with respect thereto, to Alternate Base Rate Loans; and no further Eurodollar Rate Loans shall be made or continued as such, nor shall Borrower have the right to convert Alternate Base Rate Loans to Eurodollar Rate Loans unless and until the circumstances causing such suspension of Eurodollar Rate Loans no longer exist.

          (G) Illegality.  Notwithstanding any other provisions herein, if any
              ----------
Requirement of Law or any change therein or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Rate Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Rate Loans, continue Eurodollar Rate Loans as such or convert Alternate Base Rate Loans to Eurodollar Rate Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Alternate Base Rate Loans on the respective last day's of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Rate Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, Borrower shall be obliged to pay to such Lender, upon its demand, such amounts, if any, as may be required pursuant to subsection (H) below.

          (H) Indemnity.  Borrower agrees to indemnify each Lender and to hold
              ---------
each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by Borrower in payment when due of the principal amount of or interest on any Eurodollar Rate Loans of such Lender, (b) default by Borrower in making, continuing or converting a borrowing after Borrower has given a Notice of Borrowing in respect thereto, (c) default by Borrower in making any prepayment after Borrower has given a voluntary prepayment notice in accordance with Section 2.4(F) hereof, or (d) the making of a prepayment of a Eurodollar Rate Loan on a day which is not the last day of the Interest Period with respect thereto, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by each Lender to maintain its Eurodollar Rate Loans hereunder or from fees payable to terminate the deposits from which such funds were obtained. In addition to the foregoing, and separate and apart from any indemnity otherwise payable to Lenders under this subsection (H), Borrower shall pay to Agent, for its own account, an administrative fee of Five Thousand Dollars ($5,000) for each occurrence described in clause (d) above, effective with its occurrence.

 2.3.  Fees
       ----

          (A) [Intentionally Omitted]

          (B) Unused Line Fee.  From and after the New Closing Date, Borrower
              ---------------
shall pay to Agent, for the ratable benefit of Lenders, a fee in an amount equal to the maximum amount of the Revolving Loan Commitment (determined without regard to the Term Loan Reserve) less the sum of the average daily balance of
                                 ----
the Revolving Loan, the average daily balance of the Term Loan Reserve and the average daily face amount of the Lender Reimbursement Reserve, in each case, computed for the preceding calendar month, multiplied by one-half of one percent (1/2%) per annum, such fee to be payable monthly in arrears on the first day of each month.

          (C) Letter of Credit Fees.  Borrower shall pay to Agent, for the
              ---------------------
ratable benefit of the Lenders, fees for each Lender Letter of Credit for the period from and including the date of issuance of same to and excluding the date of expiration or termination, equal to the daily average undrawn face amount of Lender Reimbursement Liability multiplied by two percent (2%) per annum, such fees to be payable monthly in arrears on the first day of each month following the issuance date of any Lender Letter of Credit. Borrower shall also reimburse the Issuer for any and all customary fees and expenses, if any, actually charged or incurred by such Issuer in connection with such Lender Letter of Credit.

          (D) Agent's Fees.  Borrower shall pay to Agent such fees in the
              ------------
amounts and at the times agreed upon between Agent and Borrower in a letter dated on or prior to the Closing Date.

          (E) [Intentionally Omitted]

          (F) Computation and Payment of Fees.  All fees payable on a per annum
              -------------------------------
basis shall be computed on the basis of a 360-day year for the actual number of days elapsed in the period during which such fees accrue.

2.4.  Payments and Prepayments
      ------------------------

          (A) Manner and Time of Payment.  All payments by Borrower of the
              --------------------------
Obligations shall be made without deduction, defense, setoff or counterclaim and in same day funds and delivered to Agent by wire transfer to Agent's account, ABA No. 071000013, Account No. 5297176 at The First National Bank of Chicago, One First National Plaza, Chicago, IL 60670, Reference: "Transamerica Business Credit Corporation for the benefit of Northern Automotive Corporation" or at such other place as Agent may direct from time to time by notice to Borrower. Borrower shall receive credit for such funds on the date received if Borrower has given Agent telephonic notice by 2:00 p.m. (Atlanta time) of the transfer of such funds and such funds are received by Agent by 2:00 p.m. (Chicago time) on such day. In the absence of timely notice and receipt, such funds shall be deemed to have been paid by Borrower on the next succeeding Business Day. In order to cause timely payment to be made to Agent of all Obligations as and when due, Borrower hereby authorizes and directs Agent, at Agent's option, to debit the Loan Account (by increasing the principal balance of the Revolving Loan) for any amounts of principal, accrued interest, fees, charges or expenses at any time owing hereunder or under any Loan Documents as and when such Obligations become due.

          (B) Lockbox Accounts.  Agent and Borrower shall establish and maintain
              ----------------
one or more special lockbox accounts or blocked accounts owned by Borrower or special accounts owned by Agent, or some combination thereof, or one concentration account owned by Agent in lieu of the foregoing, all as Agent may elect, for the collection of all proceeds from the sale of Borrower's Inventory, including, without limitation, all cash proceeds and all Accounts. Each such special account shall be opened with a bank selected by Borrower, but satisfactory to Agent, which bank shall agree to a Bank Agency Agreement. All collections of proceeds of Accounts shall be received at, and deposited on a daily basis to, such account or series of accounts for ultimate application as provided in subsection 2.4(C). Borrower shall provide Agent with copies of all bank statements it receives relative to such accounts as soon as practicable but in any event within ten (10) days from the date each such statement is received by Borrower, and shall provide the Agent with a reconciliation report with respect to each such bank statement for each such account as soon as practicable after Borrower's receipt of each such bank statement but in any event within twenty
(20) days from the date of such receipt.

          (C) Credit for Collections.  All payments and other collections
              ----------------------
received by Agent, or any depository bank, for application to outstanding Obligations, whether received pursuant to subsections 2.4(A) and 2.4(B) or otherwise, will be applied to outstanding Obligations on the date of receipt by Agent of same in immediately available funds at its designated account during regular banking hours, with such application to be made, first, to all expenses
                                                         -----
of Agent or the depository bank, to the extent reasonably incurred, incurred in effecting such collections; next, to any Obligations then past due and unpaid;
                            ----
next, to any accrued interest or fees otherwise then due and payable; next, to
- ----                                                                  ----
any other Obligations then due and payable; next, to the Advances then
                                            ----
outstanding (with any Advances then constituting Alternate Base Rate Loans deemed paid first); and lastly, provided that no Event of Default has occurred
                        ------
and is continuing, any remainder shall be remitted to Borrower. If an Event of Default has occurred and is continuing, without limiting any other rights and remedies of Lenders hereunder, Agent may, at its option, and Agent will, at the direction of the Requisite Lenders, apply any remainder to any other Obligations then outstanding, regardless of whether then past due, or hold the same as additional cash Collateral pending the due dates for payment of such Obligations. Payments applied pursuant to this subsection 2.4(C) to outstanding Advances shall not reduce the Revolving Loan Commitments.

          (D) Payments on Business Days.  Whenever any payment to be made
              -------------------------
hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest or fees due hereunder.

      (E) Mandatory Prepayments
          ---------------------

          (1) Revolving Loan Overadvance.  On any day that the principal balance
              --------------------------
of the Revolving Loan exceeds the Maximum Revolving Loan Amount, unless and except to the extent that the Requisite Lenders have consented to the making by Lenders of a Permitted Overadvance, Borrower shall, on such date, repay the Revolving Loan to the extent necessary to reduce the principal balance to an amount that is equal to or less than the Maximum Revolving Loan Amount.

          (2) Prepayments from Asset Dispositions.  Immediately upon receipt by
              -----------------------------------
Borrower of Net Proceeds of any Asset Disposition, which proceeds exceed Fifty Thousand Dollars ($50,000) (it being understood that if the proceeds exceed Fifty Thousand Dollars ($50,000), the entire proceeds and not just the portion in excess of the foregoing amount shall be subject to this subsection) for any single transaction or series of related transactions or which proceeds when aggregated with all other Net Proceeds from Asset Dispositions received during the same Fiscal Year exceed Fifty Thousand Dollars ($50,000) (it being understood that if the proceeds exceed Fifty Thousand Dollars ($50,000), the entire proceeds and not just the portion in excess of the foregoing amount shall be subject to this subsection), Borrower shall prepay the Loans in an amount equal to the Net Proceeds of such Asset Disposition in accordance with subsection 2.4(E)(5). With respect to any Net Proceeds of any Asset Disposition not covered hereby, such Net Proceeds shall be paid over by Borrower, as and when received, to Agent for application to the Obligations in accordance with subsection 2.4(C).

          (3) Prepayment from Equity Offerings.  In the event that Borrower
              --------------------------------
issues any Capital Stock (other than to an employee stock option plan or as part of any management incentive program), no later than the third Business Day following the date of receipt of the proceeds from any sale of such Capital Stock (other than: (a) proceeds of the issuance of Capital Stock received on or before the Closing Date; or (b) proceeds, if any, from the issuance of Borrower's Capital Stock to members of the management of Borrower), Borrower shall prepay the Loans in an amount equal to one hundred percent (100%) of such proceeds, net of underwriting discounts and commissions and other reasonable costs associated therewith, with the amount of such prepayment to be applied in accordance with subsection 2.4(E)(5).

          (4) Prepayment From Pension Plan Reversion.  Upon the return to
              --------------------------------------
Borrower or any of its Subsidiaries of any surplus assets of any Pension Plan, Borrower shall prepay the Loans in an amount equal to such returned surplus assets net of transaction costs (including income, excise or other taxes) incurred in obtaining such return with the amount of such prepayment to be applied in accordance with subsection 2.4(E)(5).

Concurrently with the making of any such payment, Borrower shall deliver to Agent a certificate of Borrower's chief executive officer or chief financial officer or controller demonstrating its calculation of the amount required to be paid.

          (5) Application of Proceeds.  With respect to the mandatory
              -----------------------
prepayments described in subsections 2.4(E)(2) through 2.4(E)(4), such prepayments shall first be applied in payment of the Term Loan in the manner prescribed in subsection 2.4(G) and, at any time after the Term Loan shall have been prepaid in full, such payments shall be applied to the Obligations in accordance with subsection 2.4(C); provided, however, that, notwithstanding the
                                   -----------------
foregoing, with respect to Section 2.4(E)(2), (i) the Net Proceeds of any Asset Disposition of any Sale Assets and (ii) any Net Proceeds of any Asset Disposition (other than of Additional Mortgaged Property) consisting of insurance proceeds shall be paid over by Borrower, as and when received, to Agent for application to the Obligations in accordance with subsection 2.4(C).

          (F) Voluntary Prepayments and Repayments.  Borrower may, upon at least
              ------------------------------------
five (5) Business Days prior notice to Agent, prepay the Term Loan in whole at any time or from time to time in part without premium or penalty; and Borrower may repay the Revolving Loan in whole at any time or from time to time in part without premium or penalty; provided that (1) concurrently with such payment
                            --------
Borrower pays any fees due under subsection 2.2(H) and 2.3(E) if such prepayment is made in conjunction with any early termination of this Agreement by Borrower. Upon any prepayment in full of the Term Loan and termination of the Revolving Loan Commitment made in conjunction with any early termination of this Agreement by Borrower, Borrower shall cause Agent and each Lender to be released from all liability under all Lender Letters of Credit or, at Agent's option, Borrower will deposit cash collateral with Agent in an amount equal to the Lender Reimbursement Liability with respect to each Lender Letter of Credit that will remain outstanding after prepayment in full. After notice of prepayment is given, the amount specified to be prepaid in such notice shall become due and payable on the prepayment date. Any voluntary partial prepayment of the Term Loan pursuant to this subsection 2.4(F) shall be applied in payment of the Scheduled Installments in the manner specified in subsection 2.4(G).

          (G) Application of Prepayments and Repayments.  All prepayments (in
              -----------------------------------------
full) and repayments under Section 2.4 shall include payment of accrued interest on the principal amount so prepaid and repaid and shall be applied to the payment of interest before application to principal. All prepayments (whether mandatory or voluntary) of the Term Loan, which do not result in its full payment shall be applied as follows: (i), to the Balloon Payment, until it is fully paid; and, (ii), to the remainder of the Scheduled Installments, on a pro rata basis, determined by reducing each such Scheduled Installment by an amount equal to the quotient obtained by dividing the amount of such prepayment by the number of Scheduled Installments then remaining to be paid.

2.5.  Term of this Agreement
      ----------------------

          (A) Initial Term.  This Agreement shall be effective until the earlier
              ------------                                               -------
of: (a) the date on which all Loans are paid in full and all other Obligations have been satisfied and the Revolving Loan Commitment has been terminated, or
(b) the later of:  (i) the second anniversary of the Closing Date or (ii) any
        -----
extended date beyond such second anniversary date described in subsection (B) below (the earlier of the dates described in clauses (a) and (b) above called
           -------
herein the "Termination Date"), and the Commitments shall (unless earlier
            ----------------
terminated) terminate concurrently on the Termination Date. Borrower shall have the right to terminate this Agreement at any time hereafter, provided that: (i)
                                                             --------
Borrower gives Agent written notice of its intent to terminate at least ninety
(90) days in advance of the date of early termination; and (ii) on the date of early termination, Borrower fully pays and satisfies the applicable prepayment fee specified in Section 2.3(E), complies in all respects with subsection 2.4(F) and otherwise pays and performs all other Obligations (other than any In choate Indemnity Obligations). In addition, this Agreement may be terminated as set forth in Section 8.3 hereof. Upon termination in accordance with this Section 2.5, Section 8.3 or on the Termination Date, whichever is the earliest, all Obligations shall become immediately due and payable without notice or demand. Notwithstanding any termination, until all Lender Letters of Credit have been terminated (or cash collateral has been provided in regard thereto, if required pursuant to subsection 2.4(F)), and all Obligations (other than any Inchoate Indemnity Obligations) have been fully paid and satisfied, Agent, on behalf of Lenders, shall be entitled to retain security interests in and Liens upon all Collateral, and Agent shall release such security interests and Liens, on behalf of all Lenders, only on that date on which all such conditions have been fulfilled. Notwithstanding full payment and satisfaction of all Obligations (other than Inchoate Indemnity Obligations), Borrower's Inchoate Indemnity Obligations shall continue in accordance with, and subject to, the terms and conditions of this Agreement or any Loan Document giving rise thereto.

          (B) Extended Term.  Notwithstanding the foregoing provisions of
              -------------
Subsection (A) above in respect of the definition of "Termination Date" (but subject to all other provisions thereof), Borrower shall have the right to extend the term of this Agreement beyond the second anniversary of the Closing Date in one (1) year increments, commencing on the second anniversary of the Closing Date, and continuing on an annual basis thereafter for a total of four
(4) additional years; that is, to the sixth anniversary of the Closing Date,

subject, however, to the following terms and conditions:  (i) Borrower must give
- ----------------
written notice to Agent of its intent to exercise this right not earlier than one hundred eighty (180) days prior to the then pertinent anniversary of the Closing Date and not later than one hundred twenty (120) days prior thereto;
(ii) such extension will become effective for the
next succeeding loan year on that date which is sixty (60) days prior to the pertinent anniversary of the Closing Date (herein, the "Rollover Lock Date"),
                                                        ------------------
provided that (1) on or prior to such date Borrower has delivered to Lenders its
- -------------
financial statements for its fiscal quarter ending on or about October 31 in the then current Fiscal Year in accordance with the provisions of Section 5.1(A) hereof, (2) such financial statements demonstrate, to the reasonable satisfaction of Lenders, that (x) the amount of Borrower's Accounts Payable Days Outstanding did not exceed one hundred five (105) for such fiscal quarter and
(y) Borrower has achieved Fixed Charge Coverage of at least 1.25:1.00 for such fiscal quarter, (3) Lenders are satisfied that Borrower's Borrowing Availability during such fiscal quarter averaged at least Three Million Dollars ($3,000,000) and (4) on such date, no Default or Event of Default has occurred and is continuing; (iii) Borrower shall pay to Agent for the ratable benefit of Lenders on each such Rollover Lock Date a non-refundable extension fee of Two Hundred Fifty Thousand Dollars ($250,000); and (iv) Borrower shall execute amendments to any Mortgage recognizing such extension, pay any incremental recording tax or fee thereon and obtain any title insurance endorsements in regard thereto which Agent reasonably determines to be necessary in order to preserve its Lien or the priority thereof on the Mortgaged Property covered thereby in light of such extension.

2.6.  Borrower's Loan Account and Statements
      --------------------------------------

          Agent shall maintain a loan account (the "Loan Account") on its books
                                                    ------------
to record: (a) all Loans and payments made under Lender Letters of Credit; (b) all payments made by Borrower; and (c) all other appropriate debits and credits as provided in this Agreement with respect to the Obligations. All entries in the Loan Account shall be made in accordance with Agent's customary accounting practices as in effect from time to time. Borrower promises to pay all of its Obligations as such amounts become due or are declared due pursuant to the terms of this Agreement. After the occurrence and during the continuance of an Event of Default, Borrower irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Agent or any Lender from or on behalf of Borrower, and Borrower hereby irrevocably agrees that Agent shall have the continuing exclusive right to apply any and all payments received at any time or times after the occurrence and during the continuance of an Event of Default against the Obligations in such manner as Agent may deem advisable notwithstanding any previous entry by Agent upon the Loan Account or any other books and records. The balance in the Loan Account, as recorded on Agent's most recent printout or other written statement, shall be presumptive evidence of the amounts due and owing to Lenders by Borrower; provided, however, that any failure so to record or any error in so
          --------  -------
recording shall not limit or otherwise affect Borrower's obligation to pay the Obligations. Not more than twenty (20) days after the last day of each calendar month, Agent shall render to Borrower a statement setting forth the principal balance of the Loan Account and the calculation of interest paid thereon as of the last day of such calendar month. Each statement shall be subject to subsequent ad-justment by Agent but shall, absent manifest errors or omissions, be presumptive evidence of the amounts due and owing to Lenders by Borrower, and shall constitute an account stated unless, within thirty (30) days after receipt of such statement, Borrower shall deliver to Agent its written objection thereto specifying the error or errors, if any, contained in such statement.

2.7.  Other Letter of Credit Provisions
      ---------------------------------

          (A) Obligations Absolute.  The obligation of Borrower to reimburse the
              --------------------
Issuer, Agent and Lenders for payments made under any Lender Letter of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including the following circumstances:

              (1) any lack of validity or enforceability of any Lender Letter of Credit or any other agreement;

              (2) the existence of any claim, set-off, defense or other right which Borrower or any of its Affiliates, the Issuer, Agent or any Lender may at any time have against a beneficiary or any transferee of any Lender Letter of Credit (or any persons for whom any such transferee may be acting), the Issuer, Agent, any Lender, or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Borrower or any of its Affiliates and the beneficiary for which the Lender Letter of Credit was procured);

              (3) any draft, demand, certificate or any other document presented under any Lender Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

              (4) payment by the Issuer, Agent or any Lender under any Lender Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Lender Letter of Credit; provided, however, that, in the case of any payment by the Issuer, Agent or any
- --------  -------
Lender under any Lender Letter of Credit, Agent or such Lender has not acted with gross negligence or willful misconduct (as determined by a court of competent jurisdiction) in determining that the demand for payment under such Lender Letter of Credit complies on its face with any applicable requirements for a demand for payment under such Lender Letter of Credit;

              (5) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or

              (6) the fact that a Default or an Event of Default shall have occurred and be continuing.

          (B) Nature of Lenders' Duties.  As between the Issuer and Borrower and
              -------------------------
the Agent, each Lender and Borrower, Borrower assumes all risks of the acts and omissions of, or misuse of any Lender Letter of Credit by beneficiaries of any Lender Letter of Credit. In furtherance and not in limitation of the foregoing, neither the Issuer, Agent nor any Lender shall be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document by any party in connection with the application for and issuance of any Lender Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Lender Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any Lender Letter of Credit to comply fully with conditions required in order to demand payment under such Lender Letter of Credit; provided that, in the case
                                                      --------
of any payment by the Issuer under any Lender Letter of Credit, the Issuer has not acted with gross negligence or willful misconduct (as determined by a court of competent jurisdiction) in determining that the demand for payment under such Lender Letter of Credit complies on its face with any applicable requirements for a demand for payment under such Lender Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;
(v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Lender Letter of Credit or of the proceeds thereof; (vii) for the credit of the proceeds of any drawing under any Lender Letter of Credit; and
(viii) for any consequences arising from causes beyond the control of the Issuer, Agent or any Lender. None of the above shall affect, impair, or prevent the vesting of any of Agent's or any Lender's rights or powers hereunder. In furtherance and extension of and not in limitation of, the specific provisions hereinabove set forth, any action taken or omitted by Agent or any Lender under or in connection with any Lender Letter of Credit, if taken or omitted in good faith, shall not put the Issuer, Agent or any Lender under any resulting liability to Borrower.

          (C) Applications for Lender Letters of Credit.  Borrower shall comply
              -----------------------------------------
with the terms of the Application pertaining to any Lender Letter of Credit;

provided, however, that in the event of any conflict between the terms of any
- -----------------
Application and the terms of this Agreement, the terms of this Agreement shall govern and control. Upon Lenders' purchase of participations in any Lender Letter of Credit, Lenders shall be fully subrogated to the rights and remedies of the Issuer under the Application pertaining thereto, and the Agent, on behalf of Lenders, shall have the right to exercise all such rights and remedies.

2.8.  Requirements of Law.
      -------------------

          (A) In the event that any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the Closing Date:

          (1) does or shall subject any Lender to any tax of any kind whatsoever (other than any Tax Liability or any taxes on net income which are excluded from such definition) which shall be exclusively governed by
          Section 2.9 hereof, with respect to this Agreement, any Note, any Letter of Credit, any Application or any Eurodollar Rate Loans made by it, or change the basis of taxation of payments to such Lender of principal, fees, interest or any other amount payable hereunder; or

          (2) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other extensions of credit by it, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of the Eurodollar Rate;

          and the result of either of the foregoing is to increase the cost to such Lender, by any amount which such Lender deems to be material, of making, converting into, continuing or maintaining advances or extensions of credit or to reduce any amount receivable hereunder, in each case, in respect of its Eurodollar Rate Loans or issuing or participating in Lender Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall be obliged to pay such Lender, upon its demand (with a copy of such demand to the Agent), any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable in respect of its Eurodollar Rate Loans or Lender Letters of Credit. If a Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify Borrower, through the Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Agent, to Borrower shall be presumptive evidence of the amount due and owing thereunder in the absence of manifest error. This covenant shall survive the termination of this Agreement and payment of the outstanding Notes and all other amounts payable hereunder.

          (B) In the event that any Lender shall have determined that the adoption of any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority, made subsequent to the Closing Date does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to Borrower (with a copy to the Agent) of a written request therefor, Borrower shall be obliged to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Agent, to Borrower, shall be presumptive evidence of the amount due and owing thereunder in the absence of manifest error.

          (C) For the purpose of subclauses (A) and (B) above, without limiting the generality of the provisions therein set forth, any final adoption or implementation by any Governmental Authority of any risk-based capital standards in accordance with the International Convergence of Capital Measurement and Capital Standards agreed upon by the Basle Committee on Banking Regulations and Supervisory Practices made after the Closing Date shall be deemed to be an introduction, change, guideline or request made prior to the Closing Date.

          (D) Before making any demand for payment under this Section, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its reasonable discretion, in any legal, economic or regulatory manner) to designate a different Lending Office or take such other action if the making of such a designation or the taking of such other action would reduce or obviate the need for Borrower to make payments under this Section.

2.9.  Taxes
      -----

          (A) No Deductions.  Any and all payments or reimbursements made
              -------------
hereunder or under the Notes shall be made free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto; excluding, however, the following: taxes imposed on the net income of a Lender or Agent by the jurisdiction under the laws of which such Lender or Agent is organized or doing business or any political subdivision thereof and taxes imposed on its net income by the jurisdiction of such Lender's or Agent's applicable lending office or any political subdivision thereof (all such taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto, excluding such taxes imposed on net income, herein called "Tax Liabilities").  If Borrower shall be required by law
                       ---------------
to deduct any such amounts from or in respect of any sum payable hereunder to any Lender or Agent, then the sum payable hereunder shall be increased as may be necessary so that, after making all required deductions, such Lender or Agent receives an amount equal to the sum it would have received had no such deductions been made.

          (B) Changes in Tax Laws.  In the event that, subsequent to the Closing
              -------------------
Date, (1) any changes in any existing law, regulation, treaty or directive or in the interpretation or application thereof, (2) any new law, regulation, treaty or directive enacted or any interpretation or application thereof, or (3) compliance by Agent or any Lender with any request or directive (whether or not having the force of law) from any governmental authority, agency or instrumentality: (i) does or shall subject Agent or any Lender to any tax of any kind whatsoever with respect to this Agreement, the other Loan Documents or any Loans made or Lender Letters of Credit issued hereunder, or change the basis of taxation of payments to Agent or such Lender of principal, fees, interest or any other amount payable hereunder (except for net income taxes, or franchise taxes imposed in lieu of net income taxes, imposed generally by federal, state or local taxing authorities with respect to interest or commitment or other fees payable hereunder or changes in the rate of tax on the overall net income of Agent or such Lender); or (ii) does or shall impose on Agent or any Lender any other condition or increased cost in connection with the transactions contemplated hereby or participations herein; and the result of any of the foregoing is to increase the cost to Agent or any such Lender of issuing any Lender Letter of Credit or making or continuing any Loan hereunder, as the case may be, or to reduce any amount receivable hereunder, then, in any such case, Borrower shall pay to Agent or such Lender, within fifteen (15) days after notice and demand, any additional amounts necessary to compensate Agent or such Lender, on an after-tax basis, for such additional cost or reduced amount receivable, as determined by Agent or such Lender with respect to this Agreement or the other Loan Documents; provided, however, that Borrower shall not be
                             ---------  -------
bound to compensate any Lender hereunder in respect of any claims arising more than six (6) months prior to the date any such demand is made. If Agent or such Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify Borrower of the event by reason of which Agent or such Lender has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Agent or such Lender to Borrower and Agent shall, absent manifest error, be presumptive evidence of the amount due and owing thereunder.

          (C) Foreign Lenders.  Each Lender (if any) organized under the laws of
              ---------------
a jurisdiction outside the United States (a "Foreign Lender") as to which
                                             --------------
payments to be made under this Agreement or under the Notes are exempt from United States withholding tax or are subject to United States withholding tax at a reduced rate under an applicable statute or tax treaty shall provide to Borrower and Agent (1) a properly completed and executed

Internal Revenue Service Form 4224 or Form 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service of the United States certifying as to such Foreign Lender's entitlement to such exemption or reduced rate of withholding with respect to payments to be made to such Foreign Lender under this Agreement and under the Notes (a "Certificate of Exemption")
                                                    ------------------------
or (2) a letter from any such Foreign Lender stating that it is not entitled to any such exemption or reduced rate of withholding (a "Letter of Non-Exemption").
                                                      -----------------------
Prior to becoming a Lender under this Agreement and within thirty (30) days after a reasonable written request of Borrower or Agent from time to time thereafter, each Foreign Lender that becomes a Lender under this Agreement shall provide a Certificate of Exemption or a Letter of Non-Exemption to Borrower and Agent. If a Foreign Lender is entitled to an exemption with respect to payments to be made to such Foreign Lender under this Agreement (or to a reduced rate of withholding) and does not provide a Certificate of Exemption to Borrower and Agent within the time periods set forth in the preceding paragraph, Borrower shall withhold taxes from payments to such Foreign Lender at the applicable statutory rates and Borrower shall not be required to pay any additional amounts as a result of such withholding; provided, however, that all such withholding
                                 --------  -------
shall cease upon delivery by such Foreign Lender of a Certificate of Exemption to Borrower and Agent.

2.10.  Optional Prepayment/Replacement of Lender in Respect of Increased Costs
       -----------------------------------------------------------------------

          Within fifteen (15) days after receipt by Borrower of written notice and demand from any Lender (an "Affected Lender") for payment of additional
                                ---------------
costs as provided in subsections 2.8 or 2.9, Borrower may, at its option, notify Agent and such Affected Lender of its intention to do one of the following:

          (A) Borrower may obtain, at Borrower's expense, a replacement Lender ("Replacement Lender") for such Affected Lender, which Replacement Lender shall
  ------------------
be reasonably satisfactory to Agent. In the event Borrower obtains a Replacement Lender within ninety (90) days following notice of its intention to do so, the Affected Lender shall sell and assign its Loans and Commitments to such Replacement Lender provided that Borrower has reimbursed such Affected Lender for its increased costs for which it is entitled to reimbursement under this Agreement through the date of such sale and assignment.

          (B) With the approval of the Requisite Lenders, Borrower may prepay in full all outstanding Obligations owed to such Affected Lender and terminate such Affected Lender's Commitments. Borrower shall, within ninety (90) days following notice of its intention to do so, prepay in full all outstanding Obligations owed to such Affected Lender (including such Affected Lender's increased costs for which it is entitled to reimbursement under this Agreement through the date of such prepayment), and terminate such Affected Lender's Commitments.

2.11.  One General Obligation
       ----------------------

          The Term Loan, all Advances under the Revolving Loan, each Lender Letter of Credit, together with any and all other extensions of credit and financial accommodations which may be made by Lenders to Borrower pursuant to this Agreement or any Loan Document shall be one general obligation of Borrower, secured by Agent's security interests (for the benefit of all Lenders) in all Collateral, and the Additional Mortgaged Property.

                                   SECTION 3.
                                   ----------

                              CONDITIONS TO LOANS
                              -------------------

          The obligations of each Lender to make Loans and the obligations of each Issuer to issue Lender Letters of Credit are subject to satisfaction of all of the applicable conditions set forth below.

3.1.  Conditions to this Agreement Becoming Effective
      -----------------------------------------------

          The obligations of Lenders enter into this Agreement and continue to make Loans and issue Lender Letters of Credit are, in addition to the conditions precedent specified in subsection 3.2, subject to the prior or concurrent satisfaction of the conditions set forth below.

          (A) Opinions of Counsel.  The Lenders shall have received written
              -------------------
opinions of legal counsel for Borrower, in form and substance satisfactory to the Lenders and their counsel, dated as of the New Closing Date.

          (B) Loan Documents.  On or before the New Closing Date, Borrower shall
              --------------
deliver or cause to be delivered to Agent the documents listed below, each, unless otherwise noted, dated the New Closing Date, duly executed, in form and substance satisfactory to Agent and in quantities designated by Agent.

              (1)  Agreement.  This Agreement.
                   ---------

              (2)  Officer's Certificate.  A certificate executed by the chief
                   ---------------------
executive officer or chief financial officer of Borrower, stating that: (a) on such date, and after giving effect to the transactions contemplated herein, no Default or Event of Default has occurred and is continuing; (b) no Material Adverse Change has occurred since January 28, 1996; (c) the representations and warranties set forth in Section 4 are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date; and (d) Borrower on such date is in compliance with all the terms and provisions set forth in this Agreement on its part to be observed and performed.

          (3) Charter and Good Standing.  Copies of the certificate of
              -------------------------
incorporation of each Loan Party together with good standing certificates (including verification of tax status) from the state of its incorporation, from the state in which its principal place of business is located and from all states in which the laws thereof require each Loan Party to be qualified and/or licensed to do business, each to be dated a recent date prior to the New Closing Date and certified by the applicable Secretary of State or other authorized governmental entity and in the case of the certificate of incorporation, also certified as of the New Closing Date by its corporate secretary or assistant secretary.

          (4) Bylaws.  Copies of the bylaws of each Loan Party certified as of
              ------
the New Closing Date by its corporate secretary or an assistant secretary.

          (5) Resolutions.  Resolutions of the Board of Directors of each Loan
              -----------
Party approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which each Loan Party is a party, certified as of the New Closing Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment.

          (6) Incumbency Certificates.  Signature and incumbency certificates of
              -----------------------
the officers of each Loan Party executing the Loan Documents.

          (7) Consents of Guarantors.  An acknowledgment, consent and agreement
              ----------------------
from each of Holdings and each Subsidiary of Borrower which is a guarantor of the payment of the Obligations in respect of this Agreement.

          (8) Other Loan Documents.  Such other documents respecting Borrower
              --------------------
or any Loan Party as Agent may reasonably request.

3.2.  Conditions to All Loans
      -----------------------

          The obligations of Agent and each Lender to make Loans or the obligation of the Issuer to issue Lender Letters of Credit on each Funding Date are subject to the further conditions precedent set forth below.

          (A) Notice of Borrowing.  Agent shall have received, in accordance
              -------------------
with the provisions of subsection 2.1, a Notice of Borrowing or notice requesting issuance of a Lender Letter of Credit.

          (B) Representations Still True.  The representations and warranties
              --------------------------
contained herein and in the Loan Documents shall be true, correct and complete in all material respects on and as of the Funding Date to the same extent as though made on and as of the New Closing Date, except for any representation or warranty limited by its terms to a specific date and taking into account any updates to the Schedules or Exhibits and any events which would cause any such representations and warranties no longer to be true, correct or complete, in each case as disclosed in writing by Borrower to Agent after the Closing Date, and, if not consistent with the covenants corresponding thereto, approved by Agent, or, as required by Section 10.3, the Requisite Lenders.

          (C) No Suspension or Termination of Commitments.  The Commitments of
              -------------------------------------------
Lenders shall not have been suspended or terminated pursuant to the operation of
Section 8.2.

          (D) No Restraining Order.  Agent shall not have received notice or
              --------------------
knowledge of any pending or threatened order, judgment or decree of any court, arbitrator or Governmental Authority which purports to enjoin or restrain Agent or any Lender from making any Loans or issuing any Lender Letters of Credit.

                                   SECTION 4.
                                   ----------

                   BORROWER'S REPRESENTATIONS AND WARRANTIES
                   -----------------------------------------

          In order to induce Agent and each Lender to enter into this Agreement, to make Loans and to issue Lender Letters of Credit, Borrower represents and warrants to Agent and each Lender that the following statements are and, after giving effect to the transactions contemplated herein, will be true, correct and complete:

4.1.  Organization, Powers, Capitalization, Good Standing, Business and
      -----------------------------------------------------------------
Subsidiaries
- ------------

          (A) Organization and Powers.  Each of the Loan Parties is a
              -----------------------
corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation (which jurisdiction is set forth on

Schedule 4.1(A)).  Each of the Loan Parties has all requisite corporate power
- ---------------
and authority to own and operate its properties, to carry on its business and to enter into each Loan Document to which it is a party and to carry out the transactions contemplated therein.

          (B) Capitalization.  The authorized Capital Stock of each of the Loan
              --------------
Parties is as set forth on Schedule 4.1(B).  All issued and outstanding shares
                           ---------------
of Capital Stock of each of the Loan Parties are duly authorized and validly issued, fully paid and non assessable, as to Borrower's Capital Stock, free and clear of all Liens other than Permitted Encumbrances and such shares were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The Capital Stock of each of the Loan Parties is owned by the stockholders and in the amounts set forth on Schedule 4.1(B). No shares of the
                                             ---------------
Capital Stock of any Loan Party, other than those described above, are issued and outstanding. Holdings is the owner and holder of all issued and outstanding Capital Stock of Borrower.

          (C) Qualification.  Each of the Loan Parties is duly qualified and in
              -------------
good standing wherever necessary to carry on its present business and operations, except in jurisdictions in which the failure to be qualified and in good standing could not reasonably be expected to have a Material Adverse Effect. All jurisdictions in which each Loan Party is qualified to do business are set forth on Schedule 4.1(C).
                 ---------------

          (D) Conduct of Business.  Each Loan Party is engaged only in the
              -------------------
businesses described on Schedule 4.1(D).
                        ---------------

          (E) Subsidiaries.  Borrower has no Subsidiaries except as set forth on
              ------------
Schedule 4.1(E).  Schedule 4.1(E) accurately sets forth the percentage ownership
- ---------------   ---------------
by Borrower of each of its Subsidiaries. As of the New Closing Date, none of Borrower's Subsidiaries is a Material Subsidiary.

4.2.  Authorization of Borrowing, etc.
      --------------------------------

          (A) Authorization of Borrowing.  Borrower has the corporate power and
              --------------------------
authority to incur the Obligations. The execution, delivery and performance of this Agree ment and each of the other Loan Documents and the consummation of the transactions by Borrower contemplated therein have been duly authorized by all necessary corporate and shareholder action. On the New Closing Date, the execution, delivery and performance of this Agreement and each of the other Loan Documents by each other Loan Party signatory thereto will have been duly authorized by all necessary corporate and shareholder action.

          (B) No Conflict.  The execution, delivery and performance by each Loan
              -----------
Party of this Agreement and each other Loan Document to which it is a party and the consummation of the transactions contemplated herein do not and will not:
(1) violate any Requirement of Law applicable to Borrower or any Loan Party, the articles or certificate of incorporation or bylaws of Borrower or any Loan Party, or any order, judgment or decree of any court or other agency of government binding on Borrower or any Loan Party; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower or any Loan Party; (3) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any Loan Party (other than Liens in favor of Agent, for the benefit of Lenders); or (4) require any approval or consent of any Person under any Contractual Obligation of Borrower or any Loan Party; except, with respect to each of the clauses (1) through (4) above, for (a) such approvals or consents which have been obtained on or before the New Closing Date, and (b) such violations, conflicts, breaches, Liens and defaults as are disclosed on Schedule 4.2(B) or which do not presently have, and could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

          (C) Governmental Consents.  The execution, delivery and performance by
              ---------------------
each Loan Party of this Agreement and each Loan Document to which it is a party, and the consummation of the transactions contemplated therein do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except for filings required by federal or state securities laws (which filings have been made and true and complete copies of which have been delivered to Agent), filings required in connection with the perfection of security interests granted pursuant to the Loan Documents, and other filings, authorizations, consents and approvals, all of which have been made or obtained or the absence of which would not be reasonably expected to have a Material Adverse Effect.

          (D) Binding Obligation.  This Agreement is, and the other Loan
              ------------------
Documents, including, without limitation, the Notes, when executed and delivered will be, the legally valid and binding obligations of the applicable Loan Parties and Borrower, respectively, each enforceable against such Loan Parties or Borrower, as applicable, in accordance with their respective terms, except as such enforcement is subject to the effect of (i) any applicable bankruptcy, insolvency, fraudulent transfer, reorganization or other law relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3.  Financial Condition
      -------------------

          All Financial Statements concerning any Loan Party which have been or will hereafter be furnished by Borrower to Agent or any Lender pursuant to this Agreement have been or will be prepared in accordance with GAAP consistently applied (except as may be disclosed therein and subject to routine year-end audit adjustment) and do or will present fairly the financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended.

4.4.  Indebtedness and Contingent Obligations
      ---------------------------------------

          As of the New Closing Date, after giving effect to the transactions contemplated herein, neither Borrower nor any of its Subsidiaries has any Indebtedness or Contingent Obligations except as set forth on Schedule 4.4.
                                                              ------------

4.5.  No Material Adverse Change
      --------------------------

          During the period from January 28, 1996 to and including the New Closing Date, except as set forth on Schedule 4.5, no event or change has occurred that has caused or evidences, either individually or together with such other events or changes, or could reasonably be expected to have, a Material Adverse Effect. [None of Borrower or any of its Subsidiaries has, during the aforesaid period, directly or indirectly declared, ordered, paid or made or set apart any sum or property for any Restricted Junior Payment or agreed to do so except as may be permitted by subsection 7.5.]

4.6.  Title to Properties; Liens
      --------------------------

          Each of the Loan Parties has good, sufficient and legal title, subject to Permitted Encumbrances, to all their respective material properties and assets. Except for Permitted Encumbrances, all such properties and assets are free and clear of Liens. To the best knowledge of Borrower after due inquiry, there are no actual, threatened or alleged defaults with respect to any leases of real property under which Borrower is lessee or lessor which, either individually or in the aggregate, presently has, or could reasonably be expected to have, a Material Adverse Effect.

4.7.  Litigation; Adverse Facts
      -------------------------

          Except as set forth on Schedule 4.7, as of the New Closing Date, (i)
                                 ------------
there are no judgments outstanding against any Loan Party or affecting any property of any Loan Party and (ii) there is no action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or, to the best knowledge of Borrower after reasonable investigation, threatened against any Loan Party or affecting any property of any Loan Party which, if adversely determined, could reasonably be expected to have a Material Adverse Effect. No Loan Party has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed to any liability or disadvantage which could reasonably be expected to have a Material Adverse Effect. The actions, charges, claims, demand, suits, proceedings, petitions, investigations and arbitrations set forth on Schedule 4.7 or disclosed pursuant
                                             ------------
to subsection 5.1(N), if adversely determined, will not result or could not reasonably be expected to result, either individually or in the aggregate, in any

Material Adverse Effect and do not relate to and will not affect the consummation of the transactions contemplated herein.

4.8.  Payment of Taxes
      ----------------

          Except as set forth on Schedule 4.8 or to the extent permitted by
                                 ------------
subsection 5.4, as of the New Closing Date: (i) all material tax returns and reports of the Loan Parties and each of their respective Subsidiaries (and their predecessors in interest) required to be filed by any of them have been timely filed, and all taxes, assessments, fees and other governmental charges upon such Persons and upon their respective properties, assets, income and franchises which are shown on such returns as due and payable have been paid when due and payable; (ii) none of the United States income tax returns of any Loan Party or any Person which filed consolidated tax returns on its behalf are under audit;
(iii) no tax Liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of Borrower and each of its Subsidiaries in respect of any taxes or other governmental charges are in accordance with GAAP and sufficient to pay all such taxes and charges. Without limitation of the foregoing, Borrower has sufficient net operating losses available to it for federal and, if any, state income tax purposes to offset all income or gains recognized (or recognizable) by Borrower as a result of the June 1994 forgiveness of debt and the forgiveness of debt, if any, in connection with the payment of the Prior Indebtedness. No Loan Party is, as of the New Closing Date, party to any tax sharing arrangement or agreement with any Person, other than the Tax Sharing Arrangement, or has incurred any Indebtedness or Contingent Liability in respect of the Tax Sharing Arrangement or any other such agreement or arrangement to which, heretofore, it was a party or by which it was bound.

4.9.  Adverse and Affiliate Contracts
      -------------------------------

          (A) Adverse Contracts.  None of the Loan Parties and none of its
              -----------------
respective Subsidiaries is a party to nor is it or any of its property subject to or bound by any forward purchase contract, futures contract, covenant not to compete, unconditional purchase, take or pay or other agreement which restricts in any material respect its ability to conduct its business or, either individually or in the aggregate, has a Material Adverse Effect or could reasonably be expected to have a Material Adverse Effect.

          (B) Affiliate Contracts.  None of the Loan Parties and none of its
              -------------------
respective Subsidiaries is a party to nor is it or any of its property subject to or bound by, any contract with any Affiliate, except as disclosed on Schedule
                                                                        --------
4.9(B).
- ------

          (C) Co-Op Contracts.  Neither Borrower nor any of its Subsidiaries is
              ---------------
party to any co-op advertising contracts or arrangements requiring Borrower's performance of advertising or other marketing functions, except as disclosed on

Schedule 4.9(C); and, except as disclosed on Schedule 4.9(C), neither Borrower
- ---------------                              ---------------
nor any of its Subsidiaries is in default in the observance or performance of any duties or obligations under any such contracts.

4.10.  Performance of Agreements
       -------------------------

          None of the Loan Parties is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material Contractual Obligation of any such Person which will continue after the New Closing Date (and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a material default) which could reasonably be expected to have a Material Adverse Effect.

4.11.  Governmental Regulation
       -----------------------

          None of the Loan Parties is or after giving effect to any Loan will be, subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

4.12.  Employee Benefit Plans
       ----------------------

          (A) No Other Plans.  No Loan Party nor any ERISA Affiliate maintains
              --------------
or contributes to, or has any obligation under, any Employee Benefit Plan or any Multiemployer Plan other than those identified on Schedule 4.12. Borrower has
                                                  -------------
provided Agent accurate and complete copies of all contracts, agreements and documents described on Schedule 4.12.
                       -------------

          (B) ERISA and IRC Compliance and Liability.  Each Loan Party  and each
              --------------------------------------
ERISA Affiliate is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except where failure to comply would not result in a material liability to any Loan Party and except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the IRC has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the IRC has been determined by the Internal Revenue Service ("IRS") to be so qualified, and each trust related to such plan has
          ---
been determined to be exempt under Section 501(a) of the IRC. No material liability has been incurred by any Loan Party or by any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan.

          (C) Funding.  No Pension Plan has been terminated, nor has any
              -------
accumulated funding deficiency (as defined in Section 412 of the IRC) been incurred (without regard to any waiver granted under Section 412 of the IRC), nor has any funding waiver from the IRS been received or requested with respect to any Pension Plan, nor has any Loan Party or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by
Section 412 of the IRC, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the IRC or
Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C), 4063(a) or 4068(f) of ERISA with respect to any Pension Plan.

          (D) Prohibited Transactions and Payments.  No Loan Party nor Borrower
              ------------------------------------
nor any ERISA Affiliate has: (1) engaged in a nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the IRC; (2) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid; (3) failed to make a required contribution or payment to a Multiemployer Plan; or (4) failed to make a required installment or other required payment under Section 412 of the IRC.

          (E) No ERISA Termination Event.  No ERISA Termination Event
              --------------------------
has occurred or is reasonably expected to occur.

          (F) ERISA Litigation.  No material proceeding, claim, lawsuit and/or
              ----------------
investigation is existing or, to the best knowledge of Borrower after due inquiry, threatened concerning or involving any (1) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by any Loan Party or any ERISA Affiliate, (2) Pension Plan or (3) Multiemployer Plan.

4.13.  Intellectual Property
       ---------------------

          Borrower and each of its Subsidiaries owns, is licensed to use or otherwise has the right to use, all patents, trademarks, trade names, copyrights, technology, know-how and processes used in or necessary for the conduct of its business as currently conducted that are material to the condition (financial or other), business or operations of Borrower or its Subsidiaries (collectively called "Intellectual Property") and all such
                                   ---------------------
Intellectual Property consisting of registered trademarks or issued patents is identified on Schedule 4.13 and fully protected and/or duly and properly
              -------------
registered, filed or issued in the appropriate office and jurisdictions for such registrations, filing or issuances. All Intellectual Property that is registered or for which application for registration is pending is identified on Schedule 4.13. Except as disclosed in Schedule 4.13, no claim has been
   -------------                         -------------
asserted by any Person with respect to the use of any Intellectual Property, or challenging or questioning the validity or effective-
ness of any Intellectual Property. Except as disclosed in Schedule 4.13, the use
                                                          -------------
of such Intellectual Property by Borrower and its Subsidiaries does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any liabilities on the part of Borrower and its Subsidiaries that are material to Borrower or its Subsidiaries.

4.14.  Broker's Fees
       -------------

          No broker's or finder's fee, commission or similar compensation will be pay able with respect to the issuance of the Notes or any of the other transactions contemplated hereby or by any Loan Documents. No other similar fees or commissions will be payable by any Loan Party for any other services rendered to Borrower or any of its Subsidiaries ancillary to the transactions contemplated hereby.

4.15.  Environmental Compliance
       ------------------------

          (A) No Environmental Claims.  Except as set forth on Schedule 4.15(A),
              -----------------------                          ----------------
there are no judgments or orders or, to Borrower's knowledge, after reasonable investigation, claims, liabilities, investigations, litigation or administrative proceedings, whether pending or threatened, relating to any Hazardous Materials (collectively called "Environmental Claims") asserted or threatened against any
                      --------------------
Loan Party or relating to any real property currently or, to the knowledge of Borrower, formerly owned, leased or operated by any Loan Party. No Loan Party or any other Person has caused or permitted any Hazardous Material to be used, generated, reclaimed, transported, released, treated, stored or disposed of in any manner not in material compliance with any Environmental Laws. Except as set forth on Schedule 4.15(A), no Loan Party has assumed (by contract or by
             ----------------
operation of law) any liability of any Person for cleanup, remediation compliance or required Capital Expenditures in connection with any Environmental Claim. The items disclosed on Schedule 4.15(A), pursuant to this subsection
                               ----------------
4.15(A) could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

          (B) Storage of Hazardous Materials.  Except as set forth on Schedule
              ------------------------------                          --------
4.15(B), to Borrower's knowledge, after reasonable investigation, no Hazardous
- -------
Materials are or were stored or otherwise located, and no underground storage tanks or surface impoundments are or were located, on real property currently or, to the knowledge of Borrower, formerly owned, leased or operated by any Loan Party or to the best knowledge of Borrower, on adjacent parcels of real property, and no part of such real property or, to the knowledge of Borrower, no part of such adjacent parcels of real property, including the groundwater located thereon, is presently contaminated by Hazardous Materials. The items disclosed on Schedule 4.15(B) pursuant to this subsection 4.15(B) could not
             ----------------
reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

          (C) Compliance with Environmental Laws.  Except as set forth on
              ----------------------------------
Schedule 4.15(C), each Loan Party has been and is currently in material
- ----------------
compliance with all applicable Environmental Laws, including obtaining and maintaining in effect all permits, licenses or other authorizations required by applicable Environmental Laws. The items disclosed on Schedule 4.15(C) pursuant
                                                       ----------------
to this subsection 4.15(C) could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

4.16.  Employee Matters
       ----------------

          Except as set forth on Schedule 4.16, as of the Closing Date (a) no
                                 -------------
Loan Party nor any of the respective employees of any Loan Party is subject to any collective bargaining agreement, (b) no petition for certification or union election is pending with respect to the employees of any Loan Party and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any Loan Party and (c) there are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of Borrower after due inquiry, threatened between any Loan Party and its respective employees, other than employee grievances arising in the ordinary course of business which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule
                                                                     --------
4.16, neither Borrower nor any of its Subsidiaries is subject to an employment
- ----
contract in respect of any executive officers.

4.17.  Solvency
       --------

          As of and from and after the date of this Agreement and after giving effect to the consummation of the transactions contemplated herein, Borrower will be Solvent.


4.18.  Disclosure
       ----------

          To Borrower's knowledge, after reasonable investigation, no representation or warranty of Borrower, any of its Subsidiaries or any other Loan Party contained in this Agreement, the Financial Statements referred to in subsection 4.3, the other Loan Documents, or any other document, certificate or written statement furnished to Agent or any Lender by or on behalf of any such Person for use in connection with the Loan Documents or the Loan Documents contain any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same
were made.   The Projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by such Persons to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There is no material fact known to Borrower that could reasonably be expected to have a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates and statements furnished to Agent or any Lender for use in connection with the transactions contemplated hereby.

4.19.  Use of Proceeds and Margin Security
       -----------------------------------

          Borrower shall use the proceeds of all Loans for proper business purposes (as described in the Recitals to this Agreement) consistent with all applicable laws, statutes, rules and regulations. No portion of the proceeds of any Loan shall be used by Borrower or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation G, Regulation U, Regulation T or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act.

4.20.  Insurance
       ---------

          Schedule 4.20 sets forth a complete and accurate description of all
          -------------
policies of insurance that will be in effect as of the Closing Date for Borrower and its Subsidiaries. Borrower and its Subsidiaries are adequately insured under such policies, no notice of cancellation has been received with respect to any of such policies and Borrower and its Subsidiaries are in compliance with all conditions contained in such policies.

4.21.  Bank Accounts
       -------------

             Schedule 4.21 sets forth the account numbers and location of all
             -------------
bank accounts of Borrower and its Subsidiaries.

4.22.  Compliance with Laws
       --------------------

          To Borrower's knowledge, after reasonable investigation, each Loan Party and each of its respective Subsidiaries are not in violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties, including, without limitation, any violation relating to any use, release, storage, transport or disposal of any Hazardous Material, which violation would subject any Loan Party or any such Subsidiary, or any of their respective officers to criminal liability or could reasonably be expected to have, either individually or together with all such other violations, a Material Adverse Effect and no such violation has been alleged. Each Loan Party has filed in a timely manner all reports, documents and other materials required to be filed by them with any governmental bureau, agency or instrumentality (and the information contained in each of such filings is true, correct and complete in all material respects), except where failure to make such filings could not reasonably be expected to have a Material Adverse Effect. Each Loan Party has retained all records and documents required to be retained by it pursuant to any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any governmental authority, except where failure to retain such records would not subject any Loan Party or such Sub-sidiary or any of their respective officers to criminal liability and could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

4.23.  Investments
       -----------

          Except as set forth on Schedule 4.23, neither Borrower nor any of its
                                 -------------
Subsidiaries has an Investment in any Person other than Investments permitted under subsection 7.3.

4.24.  Trade Relations
       ---------------

          To Borrower's knowledge, after reasonable investigation: (i) there exists no actual or, to Borrower's knowledge, after reasonable investigation, threatened, termination, cancellation or limitation of, or any modification or change in, the business relationship of Borrower with any supplier or group of suppliers the loss of whose business, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and Borrower reasonably believes that, notwithstanding the consummation of the transactions contemplated by this Agreement, each such supplier or group of suppliers will continue a business relationship with Borrower on a basis no less favorable to Borrower (including particularly as to payment terms and credit lines) than that which was heretofore conducted with Borrower; and (ii) there exists no condition or state of facts or circumstances which would materially adversely affect Borrower or prevent Borrower from conducting its business after the consummation of the transactions contemplated by this Agreement in essentially the same manner in which it has heretofore been conducted by it.


                                   SECTION 5.
                                   ----------

                        BORROWER'S AFFIRMATIVE COVENANTS
                        --------------------------------

          Borrower covenants and agrees that, so long as any of the Commitments hereunder shall be in effect and until payment in full of all Obligations (other than Inchoate Indemnity Obligations) and termination of all Lender Letters of Credit, unless the Requisite Lenders shall otherwise give their prior written consent, Borrower shall perform and comply with, and shall cause each of its Subsidiaries to perform and comply with, all covenants in this Section 5 applicable to such Person.

5.1.  Financial Statements and Other Reports
      --------------------------------------

          Borrower will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of Financial Statements in conformity with GAAP. Borrower will deliver to each Lender (unless herein specified to be delivered to Agent only) the financial statements and other reports described below.

          (A) Monthly Financials.  As soon as available and in any event within
              ------------------
thirty-five (35) days after the end of each fiscal month (except any fiscal month which is also a fiscal quarter, in which case the required delivery date shall be, instead, forty-five (45) days after such fiscal month end) Borrower will deliver the consolidated and consolidating balance sheet of Borrower (showing intercompany eliminations), as at the end of such month and the related consolidated and consolidating statements of income (showing intercompany eliminations), stockholders' equity and cash flow for such month and for the period from the beginning of the then current fiscal year to the end of such month.

          (B) Year-End Financials.  As soon as available and in any event within
              -------------------
ninety-five (95) days after the end of each Fiscal Year, Borrower will deliver:
(1) the consolidated balance sheet of Borrower as at the end of such year and the related con solidated statements of income, stockholders' equity and cash flow for such fiscal year; (2) a schedule of the outstanding Indebtedness for borrowed money of Borrower and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan; (3) a report with respect to the Financial Statements from a Big Six Accounting Firm selected by Borrower, which report shall be without Qualification and shall state that (a) such consolidated financial statements present fairly the consolidated financial position of Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and (b) that the examination by such accountants in connection with such consolidated Financial Statements has been made in accordance with generally accepted auditing standards; and (4) copies of the consolidating Financial Statements of Borrower and its Subsidiaries, including (a) consolidating balance sheets of Borrower and its Subsidiaries as at the end of such Fiscal Year showing intercompany eliminations and (b) related consolidating statements of earnings of Borrower and its Subsidiaries showing inter company eliminations. As used in this subsection 5.1(B), "Qualification" means, with respect to any
                                    -------------
certificate covering financial statements, a qualification to such certificate (such as a "subject to" or "except for" statement or emphasis paragraph therein)
            ----------      ----------

(a) resulting from a limitation on the scope of examination of such financial statements or the underlying data, (b) as to the capability of the Person whose financial statements are certified to continue operations as a going concern, or
(c) which could be eliminated by changes in financial statements or notes thereto covered by such certificate (such as by the creation of or increase in a reserve or a decrease in the carrying value of assets) and which if so eliminated by the making of any such change and after giving effect thereto would occasion an Event of Default; provided, however, that, without limitation,
                                    --------  -------
neither of the following shall constitute a Qualification: (x) a consistency exception relating to a change in accounting principles with which the independent public accountants for the Person whose financial statements are being certified have concurred, or (y) a qualification relating to the outcome or disposition of threatened litigation, pending litigation being contested in good faith, pending or threatened claims or other contingencies, the impact of which litigation, claims or contingencies cannot be determined with sufficient certainty to permit quantification in such financial statements.

          (C) Borrower Compliance Certificate.  Together with each delivery of
              -------------------------------
financial statements of Borrower and its Subsidiaries pursuant to subsections 5.1(A) and 5.1(B), Borrower will deliver a fully and properly completed Compliance Certificate signed by Borrower's chief financial officer, vice president-finance or controller.

          (D) Accountants' Certification.  Together with each delivery of
              --------------------------
consolidated financial statements of Borrower and its Subsidiaries pursuant to subsection 5.1(B), Borrower will deliver a written statement by its independent certified public ac countants which shall, to the extent consistent with any AICPA guidelines applicable thereto, (a) state that the examination has included a review of the terms of this Agreement as same relate to accounting matters and
(b) state whether, in connection with the examination, any condition or event that constitutes a Default or an Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof.

          (E) Accountants' Reports.  Promptly upon receipt thereof, Borrower
              --------------------
will deliver copies of all significant reports submitted to Borrower by independent public accountants in connection with each annual, interim or special audit of the financial statements of Borrower made by such accountants, including the comment letter submitted by such accountants to management in connection with their annual audit.

          (F) Borrowing Base Certificate and Agings; Schedule of Inventory.  On
              ------------------------------------------------------------
the third (3rd) Business Day of each fiscal week, Borrower will deliver to Agent a Borrowing Base Certificate, accompanied by a weekly Inventory summary, as of the last Business Day of the preceding fiscal week. In addition, on the fourth
(4th) Business Day after each fiscal month end, Borrower will deliver to Agent a Borrowing Base Certificate, in form satisfactory to Agent, accompanied by a detailed schedule of all Inventory, segregated by Collateral Location, as of the last Business Day of the preceding fiscal month-end. In addition, within four (4) Business Days after the end of each fiscal month end, Borrower will deliver to Agent a summary aging of all then existing Accounts, an open accounts payable listing (excluding, however, A/P Note Debt), a summary aging of held checks and outstanding A/P Note Debt and a report listing all new Collateral Locations (including relocations) and all closed Col lateral Locations since the last such report.

          (G) Physical Counts of Inventory.  Borrower shall conduct a physical
              ----------------------------
inventory and test count of its Inventory at each store location, distribution center, warehouse and other Collateral Locations where any material amount of Inventory is located not less often than once per Loan Year (or more frequently, in each case, from and after the occurrence of any Event of Default, and during its continuance, at the direction of the Requisite Lenders). Borrower shall give each Agent and each Lender reasonable advance notice (but not less than one calendar week, however) of its intention to conduct such physical inventory and test count, and permit each Lender to attend and observe such activity. In any event, Borrower shall provide each Lender with a summary of each such physical count of Inventory accompanied by Borrower's report as to the value (at the lower of its cost or its market value) of such Inventory and an analysis of the book value of such Inventory in relation to the physical count thereof.

          (H) Management Report.  Together with each delivery of financial
              -----------------
statements of Borrower and its Subsidiaries pursuant to subsections 5.1(A) and 5.1(B), Borrower will deliver a management report: (1) describing the operations and financial condition of Borrower and its Subsidiaries for the month then ended and the portion of the current fiscal year then elapsed (or for the Fiscal Year then ended in the case of year-end financials); (2) setting forth in comparative form the corresponding figures for the cor responding periods of the previous Fiscal Year and the corresponding figures from the most recent Projections for the current Fiscal Year delivered to Lenders pursuant to 5.1(J);
(3) discussing the reasons for any significant variations; and (4) including a report on sales revenue and contribution to profits on a store-by-store basis (including comparisons of same store revenue activity month-to-month). The information above shall be presented in rea sonable detail and shall be certified by the chief financial officer or controller of Borrower to the effect that such information fairly presents the results of operations and financial con dition of Borrower and its Subsidiaries as at the dates and for the periods indicated.

          (I) Appraisals.  Agent shall have the right to obtain and, at the
              ----------
direction of the Requisite Lenders, will obtain, from the Inventory Appraiser
(1) quarterly "desk top"updates to any existing appraisals on Inventory, (2) liquidation value appraisals of the Inventory twice in each calendar year (at six month intervals) of a scope satisfactory to the Requisite Lenders and (3) commencing on the second and each succeeding anniversary of the Closing Date, coincident with any extension of the Termination Date, a full appraisal of the Inventory, in substantially the same form as delivered to Agent on or before the Closing Date in conjunction with the origination of this transaction. In addition, at any time while and so long as an Event of Default shall have occurred and be continuing (but not more frequently than annually in any event), from time to time, if Agent or any Lender determines that obtaining appraisals is necessary in order for Agent or such Lender to comply with applicable laws or regulations Agent may obtain appraisal reports in form and substance and from appraisers satisfactory to Agent stating the then current fair market value of all or any portion of the Inventory or the Additional Mortgaged Property. The reasonable costs of all such appraisals described herein shall be borne by Borrower.

          (J) Projections.  As soon as available and in any event no later than
              -----------
thirty (30) days prior to the end of each Fiscal Year of Borrower, Borrower will deliver Projections of Borrower and its Subsidiaries for the forthcoming three Fiscal Years, year by year, and for the forthcoming Fiscal Year, month by month, in form satisfactory to Agent.

          (K) SEC Filings and Press Releases.  Promptly but in any event within
              ------------------------------
ten (10) Business Days after their becoming available, Borrower will deliver copies of: (1) all financial statements, reports, notices and proxy statements sent or made available by Borrower or any of its Subsidiaries to their security holders; (2) all regular and periodic reports and all registration statements and prospectuses, if any, filed by Borrower or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority; and (3) all press releases and other statements made available by Borrower or any of its Subsidiaries to the public concerning developments in the business of any such Person.

          (L) Events of Default.  Promptly and in any event within ten (10)
              -----------------
Business Days after any executive officer of Borrower obtains knowledge of any of the following events or conditions, Borrower shall deliver a certificate of Borrower's chief executive officer or other executive officer specifying the nature and period of existence of such condition or event and what action Borrower has taken, is taking and proposes to take with respect thereto: (1) any condition or event that constitutes an Event of Default or Default; (2) any notice that any Person has given to Borrower or any of its Subsidiaries or any other action taken with respect to a claimed default or event or condition of the type referred to in subsection 8.1(B); or (3) any Material Adverse Effect.

          (M) Litigation.  Promptly and in any event within ten (10) Business
              ----------
Days after any executive officer of Borrower obtaining knowledge of (1) the institution of any action, suit, proceeding, governmental investigation or arbitration against or affecting any Loan Party or any property of any Loan Party not previously disclosed by Borrower to Agent or (2) any material development in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting any Loan Party or any property of any Loan Party, which, in each case, is reasonably likely to have a Material Adverse Effect, Borrower will promptly give notice thereof to Agent and each Lender and provide such other information as may be reasonably available to it to enable Agent, Lenders and their counsel to evaluate such matter.

          (N) Employee Benefit Plans.  With reasonable promptness, and in any
              ----------------------
event within thirty (30) days after the same occur, Borrower will give notice of and/or deliver to Agent copies of: (1) the establishment of any new Employee Benefit Plan, Pension Plan or Multiemployer Plan the commencement of contributions to any Employee Benefit Plan, Pension Plan or Multiemployer Plan to which any Loan Party or any of its ERISA Affiliates was not previously contributing or any increase in the benefits of any existing Employee Benefit Plan, Pension Plan or Multiemployer Plan; (2) each funding waiver request filed with respect to any Employee Benefit Plan and all communications received or sent by any Loan Party or any ERISA Affiliate with respect to such request; and
(3) the failure of any Loan Party or ERISA Affiliate to make a required installment or payment under Section 302 of ERISA or Section 412 of the IRC by the due date.

          (O) ERISA Termination Events.  Promptly and in any event within ten
              ------------------------
(10) Business Days after any executive officer of Borrower becoming aware of the occurrence of or forthcoming occurrence of any (1) ERISA Termination Event or
(2) "prohibited transaction", as such term is defined in Section 406 of ERISA or
Section 4975 of the IRC, in connection with any Pension Plan or any trust created thereunder, Borrower will deliver to Agent a notice specifying the nature thereof, what action the applicable Loan Party has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto.

          (P) ERISA Notices.  With reasonable promptness but in any event within
              -------------
thirty (30) days after their becoming available, Borrower will deliver to Agent copies of: (1) any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the IRC; (2) all notices received by any Loan Party or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan; (3) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by any Loan Party or any ERISA Affiliate with the Internal Revenue Service with respect to each Pension Plan; and (4) all notices received by any Loan Party or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA. Borrower will notify Agent in writing within ten (10) Business Days of any Loan Party obtaining knowledge or reason to know that any Loan

Party or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of
Section 4041(c) of ERISA.

          (Q) Insurance.  As soon as available, but in any event not later than
              ---------
ten (10) Business Days prior to the end of each Fiscal Year of Borrower, Borrower will deliver a report in form and substance reasonably satisfactory to Agent outlining all material insurance coverage maintained as of the date of such report by Borrower and its Subsidiaries and all material insurance coverage planned to be maintained by such Persons in the subsequent Fiscal Year.

          (R) Supplemented Schedules; Notice of Corporate Changes.  As soon as
              ---------------------------------------------------
practicable after any executive officer of Borrower becomes aware thereof, but in any event concurrently with Borrower's delivery of the financial statements required to be delivered by subsection 5.1(A), Borrower shall supplement in writing and deliver to Agent revisions of the Schedules annexed to this Agreement to the extent necessary to disclose new or changed facts or circumstances occurring within any fiscal month after the Closing Date in respect of any material data set forth in, or which are the subject of, any such Schedules; provided that subsequent disclosures shall not constitute a cure or
           --------
waiver of any Default or Event of Default resulting from the matters disclosed therein. Borrower shall provide written notice to the Agent and each Lender of
(1) all jurisdictions in which Borrower or any Subsidiary becomes qualified after the Closing Date to transact business, (2) any material change after the Closing Date in the authorized and issued Capital Stock or other equity interests of Borrower or any Subsidiary or any other material amendment to their charter, by-laws or other organization documents and (3) any Subsidiary created or acquired by Borrower or any Subsidiary after the Closing Date, (presuming a consent is obtained in respect thereof pursuant to subsection 7.14), such notice, in each case, to identify the applicable jurisdictions, capital structures or Subsidiaries, as applicable.

          (S) Other Information.  With reasonable promptness, Borrower will
              -----------------
deliver such other information and data with respect to itself, any other Loan Party or any Subsidiary of any Loan Party as from time to time may be reasonably requested by Agent or any Lender.

5.2.  Access to Accountants
      ---------------------

          Borrower authorizes Lenders to discuss the financial condition of Borrower and its Subsidiaries with Borrower's independent public accountants upon reasonable notice to Borrower of its intention to do so. Borrower shall be given the reasonable opportunity to participate in any such discussion. Borrower shall deliver a letter to such accountants authorizing them to comply with the provisions of subsection 5.1 and this subsection 5.2.

5.3.  Corporate Existence, etc.
      -------------------------

          Except as otherwise permitted by subsection 7.6, Borrower will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business.

5.4.  Payment of Taxes and Claims; Tax Consolidation
      ----------------------------------------------

          Borrower will, and will cause each of its Subsidiaries to, pay (a) all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon and (b) all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets before any penalty or fine in any material amount is incurred with respect thereto; provided that no such tax, charge or claim need
                               --------
be paid if Borrower or one of its Subsidiaries is contesting same in good faith by appropriate proceedings promptly instituted and diligently conducted and if Borrower or such Subsidiary has established such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP. Borrower will not and will not permit any of its Subsidiaries to file or consent to the filing of any consolidated income tax return with any Person (other than Borrower, any of its Subsidiaries or any other parties to the Tax Sharing Arrangement) or enter into a tax sharing or similar arrangement, except for the Tax Sharing
                                                 ------
Arrangement, and, then, subject to the limitations that: (i) notwithstanding any terms thereof to the contrary, Borrower shall make no payments thereunder except for Permitted Tax Payments or as may be permitted under subsection 7.5; and (ii) Borrower shall not enter into, consent to, or acquiesce in, any amendment, modification, alteration, expansion or waiver of any term or condition of the Tax Sharing Arrangement, except with the prior written consent of the Requisite Lenders.

5.5.  Maintenance of Properties; Insurance; Condemnation
      --------------------------------------------------

          Borrower will maintain or cause to be maintained in good repair, working order and condition all material properties used in the business of Borrower and its Subsidiaries and will make or cause to be made all appropriate repairs, renewals and replacements thereof. Unless and except to the extent that, with the prior approval of the Requisite Lenders, Borrower elects to self-insure or co-insure in one or more respects, Borrower will maintain or cause to be maintained, with insurers having an A.M. Best & Co. rating of "A-" or better or which otherwise are reasonably acceptable to Agent, public liability and property damage insurance with respect to its business and properties and the business and properties of its Subsidiaries against loss or damage of the kinds customarily carried or maintained by corporations of established reputation engaged in similar businesses and in amounts acceptable to Agent and will deliver evidence thereof to Agent. If, at any time hereafter, Borrower determines that any of its insurers has less than the required rating prescribed above, Borrower shall promptly notify Agent thereof and, if Agent so requests, within thirty (30) days thereafter, Borrower shall cause such insurer to be replaced with another insurer having at least the required rating or which is otherwise reasonably acceptable to Agent. Borrower shall cause Agent, for the benefit of Lenders, to be named as loss payee (in the case of property insurance) and additional insured (in the case of liability insurance) on all insurance policies pursuant to appropriate endorsements in form and substance reasonably satisfactory to Agent. If, subsequent to the Closing Date, all or any material portion of any of Borrower's properties shall be destroyed or damaged by fire or any other casualty, whether insured or uninsured, or if any executive officer of Borrower obtains knowledge of the institution of any proceedings for the condemnation of all or any material part of its property, Borrower shall promptly, but within ten (10) Business Days after the occurrence or receipt of knowledge thereof, notify the Agent thereof. If and to the extent that as a result of the occurrence of any of the foregoing matters, Agent, as loss payee or mortgagee, receives any Net Proceeds of insurance or condemnation, Agent shall apply same (less any expenses incurred by the Agent or Lenders in the collection thereof) to outstanding Obligations in accordance with the provisions of subsection 2.4(E)(5).

5.6.  Inspection; Lender Meetings; Periodic Audits.
      --------------------------------------------

          Borrower shall permit any authorized representatives designated by Agent or by such Lender to visit and inspect any of the properties of Borrower or any of its Subsidiaries, including its and their financial and accounting records, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and business with its and their executive officers and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably requested; provided that Lenders shall
                                                   --------
coordinate such visits through Agent (but Agent need not be present at any such meeting); and provided further that, unless a Default or Event of Default has
              ----------------
occurred and is continuing, the Agent and each Lender undertaking such inspection shall pay its own expenses of such inspection and Borrower shall pay such Lender's reasonable expenses for such inspection after a Default or Event of Default has occurred and is continuing. Without in any way limiting the foregoing, Borrower will participate and will cause its key management personnel to participate in a meeting of Agent and Lenders at least once during each fiscal year to be held at such time and at such place as may be agreed to by Borrower and Agent. In addition, Agent shall have the right to conduct periodic audits (which, unless the Requisite Lenders otherwise approve, shall be done at least twice per each Loan Year) of

Borrower's financial and accounting records and the Collateral, at which any Lender may be present and attend; and the reasonable out-of-pocket expenses of Agent in regard thereto, including, without limitation, travel, meals and lodging, shall be reimbursed to Agent by Borrower.

5.7.  Environmental Compliance
      ------------------------

          (A) Environmental Laws.  Borrower shall at all times comply with, and
              ------------------
cause its Subsidiaries to comply with, all applicable Environmental Laws except where any such noncompliance could not reasonably be expected to have a Material Adverse Effect.

          (B) Remedial Action.  Borrower shall promptly take, and cause its
              ---------------
Subsidiaries to promptly take, any and all necessary remedial actions in response to the presence, storage, use, disposal, transportation, release or discharge of any Hazardous Materials on, under or about any real property owned, leased or operated by Borrower or its Subsidiaries except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. In the event that Borrower or any of its Subsidiaries undertakes any remedial action with respect to any Hazardous Material on, under or about any real property owned, leased or operated by Borrower or such Subsidiaries, such Person shall conduct and complete such remedial action in material compliance with all applicable Environmental Laws, and in accordance with the policies, orders and directives of all Governmental Authorities except when such Person's liability for such presence, storage, use, disposal, transportation, release or discharge of any Hazardous Material (or the scope of the order or directive at issue) is being contested in good faith by such Person and appropriate reserves therefor have been established in accordance with GAAP.

          (C) Further Assurance.  If Agent or any Lender at any time has a
              -----------------
reasonable basis to believe that there may be a material violation of any Environmental Law by, or any material liability arising thereunder of, Borrower or any of its Subsidiaries or related to any real property owned, leased or operated by Borrower or any of its Subsidiaries or real property adjacent to such real property, which, for each such case, could reasonably be expected to have a Material Adverse Effect, then Borrower agrees, upon request from Agent or such Lender, to provide, and cause its Subsidiaries to provide Agent and such Lender with such reports, certificates, engineering studies or other written material or data as Agent or such Lender may reasonably require so as to satisfy Agent and such Lender that Borrower or such Subsidiary is in material compliance with all applicable Environmental Laws.

5.8.  Environmental Disclosure
      ------------------------

          (A) Releases.  Borrower shall promptly advise Agent in writing and in
              --------
reasonable detail of: (1) any unlawful release, disposal or discharge by Borrower or any of its Subsidiaries of any Hazardous Material required to be reported to any federal, state or local governmental or regulatory agency under all applicable Environmental Laws except such releases, disposals or discharges pursuant to and in compliance with valid permits, authorizations or registrations under said Environmental Laws; (2) any and all written com-munications sent or received by Borrower or any of its Subsidiaries with respect to any Environmental Claims or any unlawful release, disposal or discharge of Hazardous Material required to be reported to any federal, state or local governmental or regulatory agency; (3) any remedial action taken by Borrower or any of its Subsidiaries or any other Person in response to any Hazardous Material on, under or about any real property owned, leased or operated by Borrower or any such Subsidiaries, the existence of which could result in an Environmental Claim that could have a Material Adverse Effect; (4) the discovery by Borrower or any of its Subsidiaries of any occurrence or condition on any real property adjoining or in the vicinity of any real property owned, leased or operated by Borrower or any such Subsidiaries that could cause such real property or any part thereof to be classified as "border-zone property" or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws; and (5) any request for information from any governmental agency that indicates such agency is investigating whether Borrower or any such Subsidiaries may be potentially responsible for an unlawful release, disposal or discharge of Hazardous Materials.

          (B) Proposed Activities.  Borrower shall promptly notify Agent of any
              -------------------
proposed acquisition of stock, assets, or property by Borrower or any of its Subsidiaries that could reasonably be expected to expose Borrower or any of its Subsidiaries to, or result in, Environmental Claims that could have a Material Adverse Effect.

5.9.  Compliance with Laws
      --------------------

          Borrower will (a) comply with and will cause each of its Subsidiaries to comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority as now in effect and which may be imposed in the future in all jurisdictions in which Borrower or its Subsidiaries are now doing business or may hereafter be doing business, other than those laws, rules, regulations and orders the noncompliance with which would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, and (b) maintain and will cause each of its Subsidiaries to maintain, as the case may be, all licenses and permits now held or hereafter acquired by Borrower, the loss, suspension, or revocation of which, or failure to renew, could reasonably be expected to have a Material Adverse Effect.

5.10.  Mortgages; Title Insurance; Surveys
       -----------------------------------

Agent may, in its discretion or shall at the direction of the Requisite Lenders, from time to time designate real property or recorded leasehold interests of any Loan Party or any Subsidiary of any Loan Party acquired after the date hereof as "Additional Mortgaged Property", in which case Borrower shall as promptly as possible (and in any event within sixty (60) days after such designation) deliver to Agent a fully executed Mortgage, in form and substance reasonably satisfactory to Agent, together with (a) an ALTA lender's title insurance policy issued by a title insurer reasonably satisfactory to Agent (the "Mortgage
                                                                 --------
Policy") in form and substance amounts reasonably satisfactory to Agent
- ------
assuring Agent that such Mortgage is a valid and enforceable first priority mortgage Lien on the Additional Mortgaged Property, free and clear of all Liens, defects and encumbrances except Permitted Encumbrances; (b) evidence that counterparts of the Mortgage have been recorded in all places to the extent necessary or desirable, in the judgment of Agent, to create a valid and enforceable first priority lien (subject to Permitted Encumbrances) on such Additional Mortgaged Property in favor of Agent for the benefit of Lenders (or in favor of such other trustee as may be required or desired under local law);
(c) environmental audit reports, in scope and substance satisfactory to Lenders, concerning the Additional Mortgaged Property prepared by independent firms of environmental engineers acceptable to Lenders within a time period likewise acceptable to Lenders; and (d) an opinion of counsel in each state in which the Additional Mortgaged Property is located in form and substance and from counsel satisfactory to Agent. The Mortgage Policies shall be in form and substance reasonably satisfactory to Agent and shall include (to the extent then available) an endorsement insuring against the effect of future advances under this Agreement, for mechanics' liens and for any other matter that Agent may reasonably request, and shall provide for affirmative insurance and such reinsurance as Agent may reasonably request. In the case of each leasehold constituting Additional Mortgaged Property, Agent (for the benefit of Lenders) shall have received such estoppel letters, consents and waivers from the landlords and non-disturbance agreements from any holders of mortgages or deeds of trust on such real estate as may have been requested by Agent, which letters shall be in form and substance reasonably satisfactory to Agent.

Borrower agrees that, following the taking of the actions with respect to any Additional Mortgaged Property required pursuant hereto preceding sentence, Agent shall have a valid and enforceable (subject to the limitations set forth in subsection 4.2(D)) first priority mortgage on the respective Additional Mortgaged Property, free and clear of all defects and encumbrances except for Permitted Encumbrances.

          (A) Surveys.  Within thirty (30) days following delivery of any
              -------
Mortgage with respect to Additional Mortgaged Property, Borrower shall deliver or cause to be delivered to Agent current surveys, certified by a licensed surveyor, for all real property that is the subject of the Mortgage Policies including Additional Mortgaged Property for which a Mortgage Policy is issued. All such surveys shall be sufficient to allow the issuer of the mortgage policy to issue an ALTA lender's policy.

5.11.  Further Assurances
       ------------------

          (A) Loan Parties.  Borrower shall and shall cause each Loan Party to,
              ------------
from time to time, promptly, but in any event within ten (10) Business Days after Agent's request therefor, execute such guaranties, financing statements, documents, security agreements and reports as Agent at any time may reasonably request to evidence, perfect or otherwise implement the guaranties and security for repayment of the Obligations provided for in the Loan Documents.

          (B) Subsidiary Guaranties.  At Agent's request, made at the direction
              ---------------------
of the Requisite Lenders at any time, in respect of any Material Subsidiaries, or after the occurrence of, and during the continuation of, any Event of Default, in respect of any other Subsidiaries, Borrower shall promptly, but in any event within ten (10) Business Days after Agent's request therefor, cause the affected Subsidiaries of Borrower promptly to guarantee the Obligations and to grant to Agent, for the benefit of Lenders, a security interest in the real, personal and mixed property of such Subsidiary to secure the Obligations. The documentation for such guaranty or security shall be substantially similar to the Loan Documents with such modifications as are reasonably requested by Agent.

          (C) Lien Waivers.  Borrower shall use its reasonable best efforts to
              ------------
obtain Lien Waivers for each leased Collateral Location existing on or after the Closing Date as soon as practicable after the Closing Date or upon its entering into a lease therefor, but without liability for its failure to do so (except for the imposition of Rent Reserves, where permitted pursuant hereto).

                                   SECTION 6.
                                   ----------

                              FINANCIAL COVENANTS
                              -------------------

          Borrower covenants and agrees that so long as any of the Commitments remain in effect and until payment in full of all Obligations (other than Inchoate Indemnity Obligations) and termination of all Lender Letters of Credit, unless the Requisite Lenders shall otherwise give their prior written consent, Borrower shall comply with and shall cause each other Loan Party to comply with all covenants applicable to such Person set forth below.

6.1.  Capital Expenditure and Other Capitalized Costs Limits
      ------------------------------------------------------

          The aggregate amount of all Unfinanced Capital Expenditures and Other Capitalized Costs of Borrower and its Subsidiaries on a consolidated basis will not exceed Four Million Two Hundred Fifty Thousand Dollars ($4,250,000) for Borrower's fiscal quarter ending on or about January 31, 1996 and Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000) for each fiscal quarter thereafter; provided, however, that, commencing with Borrower's fiscal quarter
            --------  -------  ----
ending on or about April 30, 1996, up to One Million Dollars ($1,000,000) of Unfinanced Capital Expenditures and Other Capitalized Costs permitted in any fiscal quarter but not incurred in such fiscal quarter may be carried forward to increase the limit for the immediately following fiscal quarter.

6.2.  Capital Lease Limits.
      --------------------

          The aggregate amount of all Capital Expenditures of Borrower and its Subsidiaries on a consolidated basis financed under Capital Leases will not exceed in each Applicable Period described below the amount prescribed opposite such Applicable Period:


        Applicable Period                                 Amount
        -----------------                              -----------

February 1, 1995 - January 31, 1996                    $10,000,000
February 1, 1996 - April 30, 1996                        3,000,000
February 1, 1996 - July 31, 1996                         6,000,000
February 1, 1996 - October 31, 1996                      8,000,000
February 1, 1996 - January 31, 1997                     10,000,000
Each three (3) month period
  (February 1 - April 30) thereafter                     3,000,000
Each six (6) month period
  (February 1 - July 31) thereafter                      6,000,000
Each nine (9) month period


  (February 1 - October 31) thereafter                   8,000,000
Each twelve (12) month period
  (February 1 - January 31) thereafter                  10,000,000


  provided, however, up to Five Million Dollars ($5,000,000) of Capital
  -----------------
Expenditures permitted to be financed under Capital Leases during any Fiscal Year but not incurred in such Fiscal Year may be carried over to the immediately following Fiscal Year.

6.3.  Interest Coverage
      -----------------

          Borrower shall not permit Interest Coverage for each Applicable Period set forth below to be less than the amount set forth below for such period.


            Applicable Period                         Amount
            -----------------                         ------
          Fiscal quarter ending on                   2.00:1.00
          or about January 31, 1996
          Fiscal quarter ending on                   2.20:1.00
          or about April 30, 1996
          Fiscal quarter ending on                   2.30:1.00
          or about July 31, 1996
          Fiscal quarters ending on                  2.50:1.00
          or about October 31, 1996
          Fiscal quarter ending on                   3.00:1.00
          or about January 31, 1997
          Fiscal quarter ending on                   3.50:1.00
          or about April 30, 1997
          Fiscal quarter ending on                   3.75:1.00
          or about July 31, 1997
          Fiscal quarter ending on                   4.00:1.00
          or about October 31, 1997
          and each fiscal quarter
          ending thereafter

6.4  Fixed Charge Coverage
     ---------------------

          Borrower shall not permit Fixed Charge Coverage for each Applicable Period set forth below to be less than the amount set forth below for such period.

             Applicable Period                         Amount
             -----------------                         ------
          Fiscal quarter ending on                     .50:1.00
          or about January 31, 1996
          Fiscal quarter ending on                     .75:1.00
          or about April 30, 1996
          Fiscal quarter ending on                    1.00:1.00
          or about July 31, 1996
          Fiscal quarter ending on                    1.05:1.00
          or about October 31, 1996
          Fiscal quarter ending on                    1.10:1.00
          or about January 31, 1997
          Fiscal quarter ending on                    1.25:1.00
          or about April 30, 1997 and
          each fiscal quarter ending
          thereafter

6.5  EBITDA
     ------

          Borrower shall not permit EBITDA for each Applicable Period set forth below to be less than the amount set forth below for such period.

             Applicable Period                      Amount
             -----------------                      ------
          Fiscal quarter ending on               $ 7,000,000
          or about January 31, 1996
          Fiscal quarter ending on                 8,000,000
          or about April 30, 1996
          Fiscal quarter ending on                 9,000,000
          or about July 31, 1996
          Fiscal quarter ending on                10,000,000
          or about October 31, 1996
          Fiscal quarter ending on                11,000,000
          or about January 31, 1997
          Fiscal quarter ending on                12,000,000
          or about April 30, 1997
          Fiscal quarter ending on                13,000,000
          or about July 31, 1997
          and each fiscal quarter
          ending thereafter


6.6.  Tangible Net Worth
      ------------------

          Borrower shall not permit Tangible Net Worth on the last day of each Applicable Period set forth below to be less than the amount set forth below for such period.

                 Applicable Period                            Amount
                 -----------------                            ------
          Fiscal quarter ending on or about                    $10,400,000
          January 31, 1996
          Fiscal quarter ending on or about                      8,200,000
          April 30, 1996
          Fiscal quarter ending on or about                      6,700,000
          July 31, 1996
          Fiscal quarter ending on or about                      6,300,000
          October 31, 1996
          Fiscal quarter ending on or about                      7,100,000
          January 31, 1997
          Each fiscal quarter ending                            The amount
          thereafter                                      required for the
                                                           previous fiscal
                                                   quarter plus $2,000,000

6.7.  Inventory Turnover.
      ------------------

          Borrower shall not permit its "Inventory Days on Hand" (as defined below), to exceed for any "Applicable Period" the number of days for such Applicable Period set forth below.

                 Applicable Period                    Days
                 -----------------                    ----

          Fiscal quarter ending on or about            195
          January 31, 1996
          Fiscal quarter ending on or about            180
          April 30, 1996
          Fiscal quarter ending on or about            165
          July 31, 1996
          Fiscal quarter ending on or about            155
          October 31, 1996
          Fiscal quarter ending on                     155
          or about January 31, 1997

          Fiscal quarter ending on                       150
          or about April 30, 1997
          Fiscal quarter ending on                       145
          or about July 31, 1997
          and each fiscal quarter
          ending thereafter

For purposes hereof, "Inventory Days on Hand" shall mean for each fiscal quarter
(x) "Average Inventory" divided by (y) "Average Daily Product Cost of Sales." For purposes hereof, "Average Inventory" shall be calculated as (a) the sum of the FIFO basis inventory balance at the end of the preceding fiscal quarter end plus the ending FIFO basis inventory balance as of each fiscal month end during any fiscal quarter, divided by (b) four (4); and "Average Daily Product Cost of Sales" shall be calculated as (a) the difference between net sales and that amount designated on Borrower's monthly internal income statement as "gross margin net of freight" for any fiscal quarter, divided by (b) ninety-one (91).

6.8  Accounts Payable Days Outstanding.  Borrower shall not permit its "Accounts
     ---------------------------------
Payable Days Outstanding" (as defined below), to exceed for any "Applicable Period" the number of days for such Applicable Period set forth below.


            Applicable Period                      Days
            -----------------                      ----

          Fiscal quarter ending on                  130
          or about January 31, 1996
          Fiscal quarter ending on                  120
          or about April 30, 1996
          Fiscal quarter ending on                  115
          or about July 31, 1996
          and each fiscal quarter
          ending thereafter

For purposes hereof, "Accounts Payable Days Outstanding" shall mean for each fiscal quarter (x) "Average Accounts Payable" divided by (y) "Average Daily Product Cost of Sales." For purposes hereof, "Average Accounts Payable" shall be calculated as (a) the sum of the accounts payable balance at the end of the preceding fiscal quarter plus the ending accounts payable balance as of each fiscal month end during any fiscal quarter, divided by (b) four (4); and "Average Daily Product Cost of Sales" shall be calculated as (a) the difference between net sales and that amount designated on Borrower's monthly internal income statement as "gross margin net of freight" for any fiscal quarter, divided by (b) ninety-one (91).

6.9  Maximum Sale Assets.  The aggregate book value of Borrower's Sale Assets
     -------------------
shall not exceed Three Million Dollars ($3,000,000) on January 31, 1996 and on the last day of each month thereafter.


                                   SECTION 7.
                                   ----------

                         BORROWER'S NEGATIVE COVENANTS
                         -----------------------------

          Borrower covenants and agrees that so long as any of the Commitments remain in effect and until payment in full of all Obligations (other than Inchoate Indemnity Obligations) and termination of all Lender Letters of Credit, unless the Requisite Lenders shall otherwise give their prior written consent, Borrower shall comply with and shall cause each other Loan Party to comply with all covenants in this Section 7 applicable to such Person.

7.1.  Indebtedness
      ------------

          Borrower will not and will not permit any of its Subsidiaries directly or indirectly to create, incur, suffer to exist, assume, guarantee, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:
- ------

          (A) Obligations.  The Obligations;
              -----------

          (B) Contingent Obligations.  Indebtedness arising as a result of
              ----------------------
Contingent Obligations permitted under subsection 7.4;

          (C) Purchase Money Debt.  Purchase Money Indebtedness (exclusive of
              -------------------
the New Distribution Center Property Debt) not to exceed Five Million Dollars ($5,000,000) in the aggregate in unpaid principal amount at any one time outstanding; and

          (D) Capital Leases.  Indebtedness incurred with respect to Capital
              --------------
Leases permitted hereunder; and

          (E) Existing Indebtedness.  Indebtedness described on Schedule 4.4
              ---------------------                             ------------
existing on the Closing Date and not otherwise described in this subsection 7.1; together with Indebtedness, not exceeding in the aggregate in unpaid principal amount One Million Dollars ($1,000,000) at any one time outstanding, assumed by Borrower in connection with, and as a condition to, the purchase of real estate from time to time hereafter.

          (F) Trade Debt.  Indebtedness of Borrower to its trade creditors
              ----------
arising in the ordinary course of business.

          (G) A/P Note Debt.  Indebtedness consisting of A/P Note Debt, not to
              -------------
exceed, however, in aggregate unpaid principal amount at any one time outstanding, the sum of Ten Million Dollars ($10,000,000).

          (H) New Distribution Center Property Debt.  New Distribution Center
              -------------------------------------
Property Debt not to exceed, however, in aggregate unpaid principal amount at any one time outstanding, the sum of Five Million Five Hundred Thousand Dollars ($5,500,000).

          (I) Subordinated Debt.  Subordinated Debt not to exceed, in aggregate
              -----------------
principal amount at any one time outstanding, Twenty Million Dollars ($20,000,000), and provided that the Net Proceeds thereof are paid over to Agent by Borrower as and when received for application to the Obligations in the manner prescribed in subsection 2.4(C).

7.2.  Liens and Related Matters
      -------------------------

          (A) No Liens.  Borrower will not and will not permit any of its
              --------
Subsidiaries directly or indirectly to create, incur, assume or permit to exist any Lien on or with respect to any property or asset (including any document or instrument with respect to goods or accounts receivable) of Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, except Permitted Encumbrances.

          (B) No Negative Pledges.  Neither Borrower nor any Subsidiary of
              -------------------
Borrower shall enter into or assume any agreement (other than the Loan Documents) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, except for customary nonassignability clauses in leases, licenses and similar contracts.

          (C) No Restrictions on Subsidiary Distributions to Borrower; No
              -----------------------------------------------------------
Distributions to Subsidiaries.  Except as provided herein, Borrower will not and
- -----------------------------
will not permit any of its Subsidiaries directly or indirectly to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to:
(1) pay dividends or make any other distribution on any of such Subsidiary's Capital Stock owned by Borrower or any Subsidiary of Borrower; (2) subject to subordination provisions, pay any Indebtedness owed to Borrower or any other Subsidiary; (3) make loans or advances to Borrower or any other Subsidiary; or
(4) transfer any of its property or assets to Borrower or any other Subsidiary. In addition, Borrower will make no loans or advances to, or Investments in, or incur any Contingent Obligations on behalf of, any of its Subsidiaries, which exceed, in aggregate amount at any one time outstanding, as to all of the foregoing collectively, the sum of Two Hundred Thousand Dollars ($200,000).

 7.3.  Investments; Joint Ventures
       ---------------------------

          Borrower will not and will not permit any of its Subsidiaries directly or indirectly to make or own any Investment in any Person, including, without limitation, any Joint Venture, except as set forth on Schedule 4.23 annexed
                                                      -------------
hereto, except as set forth in subsection 7.2(C), and except as follows:

          (A) Cash Equivalents.  Borrower and its Subsidiaries may make and own
              ----------------
Investments in Cash Equivalents; provided that such Cash Equivalents are not
                                 --------
subject to setoff rights in favor of the issuing bank arising from any banking relationship of Borrower or its Subsidiaries;

          (B) Travel Advances.  Borrower and its Subsidiaries may make loans and
              ---------------
advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed One Hundred Thousand Dollars ($100,000), in the aggregate, at any time outstanding.

7.4.  Contingent Obligations
      ----------------------

          Borrower will not and will not permit any of its Subsidiaries directly or indirectly to create, incur, suffer to exist, assume, guarantee or otherwise become or remain liable with respect to any Contingent Obligation, except:
                                                                   ------

          (A) Ordinary Course.  Contingent Obligations resulting from
              ---------------
endorsement of negotiable instruments for collection in the ordinary course of business;

          (B) Scheduled Liabilities.  Contingent Obligations existing on the
              ---------------------
Closing Date and described in Schedule 7.4 annexed hereto;
                              ------------

          (C) Lenders Letters of Credit.  Contingent Obligations with respect
              -------------------------
to Lender Letters of Credit;

          (D) Other Letters of Credit.  Contingent Obligations with respect to
              -----------------------
Other Letters of Credit not to exceed, however, at any one time, the aggregate sum of Six Million Dollars ($6,000,000);

          (E) Indemnity.  The Inchoate Indemnity Obligations and Contingent
              ---------
Obligations under other indemnity agreements to: (i) title insurers to cause such title insurers to issue to Agent mortgagee title insurance policies, as provided in subsection 5.10; (ii) to officers, directors, underwriters and other Persons given in the ordinary course of, and pursuant to the reasonable requirements of, Borrower's business in order to induce such Person to perform services for Borrower (but expressly excluding therefrom, in any event, any tax sharing, tax indemnity or similar arrangement not related to the performance of such service); and (iii) in connection with the sale of assets or Capital Stock.

          (F) Asset Dispositions.  Contingent Obligations with respect to
              ------------------
customary indemnification and purchase price adjustment obligations incurred in connection with Asset Dispositions;

          (G) Bonds.  Contingent Obligations incurred by Borrower in respect of
              -----
the appeal bond in an amount not in excess of Two Million Three Hundred Thousand Dollars ($2,300,000) required to be obtained by Borrower with regard to the Rossi Lawsuit and Contingent Obligations incurred in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds and other similar obligations not exceeding at any time outstanding One Hundred Thousand Dollars ($100,000) in aggregate liability; and

          (H) Debt.  Contingent Obligations with respect to Indebtedness
              ----
permitted by subsection 7.1.

7.5.  Restricted Junior Payments
      --------------------------

          Borrower will not and will not permit any of its Subsidiaries to directly or indirectly declare, order, pay, make or set apart any sum for any Restricted Junior Payment, except that: (i) Subsidiaries of Borrower may make
                           ------ ----
Restricted Junior Payments to Borrower; and (ii) Borrower may from time to time make Restricted Junior Payments consisting of scheduled payments of accrued interest on any Subordinated Debt so long as no Default or Event of Default shall have occurred which is then continuing or would result from the making of such payment; and (iii) Borrower may from time to time make Restricted Junior Payments consisting of scheduled principal payments on any Subordinated Debt so long as: (A) such payments shall be made, if at all, during any Fiscal Year, no sooner than upon delivery to Lenders of Borrower's audited financial statements for the preceding Fiscal Year; (B) no such principal payments made in any one Fiscal Year shall exceed, in aggregate amount, that amount equal to fifty percent (50%) of Borrower's Excess Cash Flow, computed as of the end of the preceding Fiscal Year; (C) no such payment shall be made unless, after giving effect to such payment, on the payment date thereof, Borrowing Availability on such date, net of Extended Payables on such date, is at least Ten Million Dollars ($10,000,000); and (D) no such payment shall be made, in any event, if a Default or Event of Default has occurred which is then continuing or would be caused by, or result from, such payment being made.

7.6.  Restriction on Fundamental Changes
      ----------------------------------

          Neither Borrower nor any of its Subsidiaries will: (a) amend, modify or waive any term or provision of its articles of incorporation or by-laws unless required by law; (b) enter into any transaction of merger or consolidation; (c) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); (d) except to the extent permitted in subsection 7.7, convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of or other equity interests in any of its Subsidiaries, whether now owned or hereafter acquired; or (e) acquire by purchase or otherwise all or any substantial part of the business or assets of, or Capital Stock or other evidence of beneficial ownership of, any Person, except: (i) Borrower and its Subsidiaries may make Unfinanced Capital
- ------
Expenditures permitted under subsection 6.1, Capital Leases permitted under subsection 6.2 and Investments per mitted under subsection 7.3; (ii) any Subsidiary of Borrower may be merged with or into Borrower (provided that Borrower is the surviving entity) or any other Subsidiary of Borrower; and (iii) Borrower may reincorporate itself as a Delaware corporation and change its name to "CSK AUTO PARTS, INC." (or some variation thereof) upon first giving Agent at least thirty (30) days advance written notice of its intent to do so and, immediately upon such actions becoming effective, executing in Agent's or Lenders' favor such modifications or amendments to this Agreement or any other Loan Documents or new Loan Documents, as the case may be, as Agent or Lenders determine to be necessary to reflect such actions becoming effective, all at Borrower's expense. The foregoing shall include, but not be limited to, the execution of new financing statements and Mortgages (or amendments thereto), the recordation thereof, and verification by receipt of appropriate Lien searches, title examinations and title insurance endorsements of the continuation of the Liens, and priority thereof, of Agent in the Collateral.

7.7.  Disposal of Assets or Subsidiary Stock
      --------------------------------------

          (A) Assets. Neither Borrower nor any of its Subsidiaries will sell,
              ------
lease, transfer or otherwise dispose of any of its property, business or assets, or grant any Person an option to acquire any such property, business or assets,

except for (a) bona fide sales of Inventory to customers for fair value in the
- ------
ordinary course of business and dispositions of obsolete equipment not used or useful in the business, (b) sale leaseback transactions conducted in the ordinary course of, and pursuant to the reasonable requirements of, Borrower's business which otherwise comply with subsection 6.2, and (c) Asset Dispositions

(including, but not limited to, Sale Assets) if all of the following conditions are met notwithstanding the prohibition set forth in subsection 7.6(d): (i) the market value of assets sold or otherwise disposed of in any single transaction or series of related transactions does not exceed Two Hundred Fifty Thousand Dollars ($250,000) and the aggregate market value of assets sold or otherwise disposed of in any Fiscal Year does not exceed Five Hundred Thousand Dollars ($500,000); (ii) the consideration received is at least equal to the fair mar-ket value of such assets; (iii) the sole consideration received is cash; (iv) the Net Proceeds of such Asset Disposition are applied as required by subsection 2.4(E)(5); (v) after giving effect to the sale or other disposition of the assets included within the Asset Disposition and the repayment of Indebtedness with the proceeds thereof, Borrower is in compliance on a pro forma basis with the covenants set forth in Section 6 recomputed for the most recently ended month for which information is available and is in compliance with all other terms and conditions contained in this Agreement; and (vi) no Event of Default shall have occurred and be continuing or shall result from such sale or other disposition.

          (B) Capital Stock.  Except as permitted elsewhere in this Agreement,
              -------------
Borrower will not and will not permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of Capital Stock in Borrower or any such Subsidiary, except to Borrower or another Subsidiary of Borrower.

7.8.  Transactions with Affiliates
      ----------------------------

          Borrower will not and will not permit any of its Subsidiaries directly or indirectly to enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of Borrower or with any director, officer or employee of any Loan Party, including, without limitation, the payment of any management, consulting or similar fees, except (a) as set forth
                                                       ------
on Schedule 7.8; or (b) for transactions in the ordinary course of and pursuant
   ------------
to the reasonable requirements of the business of Borrower or any of its Subsidiaries and upon fair and reasonable terms which are no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate (and which, at the request of Agent, are fully disclosed to Agent and Lenders). Notwithstanding the foregoing,
(i) no payments may be made with respect to any items set forth on Schedule 7.8
                                                                   ------------
upon the occurrence and during the continuation of a Default or Event of Default; and (ii) except to the extent set forth in Schedule 7.8, no consulting
                                                    ------------
fees, management fees, directors' fees or other, similar fees shall be paid in any event to any Affiliate of Borrower or any officer, director or shareholder of Borrower or any such Affiliate in excess of One Hundred Fifty Thousand Dollars ($150,000), in the aggregate, as to all of such fees, collectively, per each Fiscal Year.

7.9.  Environmental Liabilities
      -------------------------

          Borrower will not and will not permit any Subsidiary to: (a) violate any applicable Environmental Law if such violation could reasonably be expected to have a Material Adverse Effect; or (b) dispose of any Hazardous Materials into or onto or (except in accordance with applicable law) from, any real property owned, leased or operated by any Loan Party in violation of any Environmental Law; or (c) permit any Lien imposed pursuant to any Environmental Law to be imposed or to remain on any real property owned, leased or operated by any Loan Party.

 7.10.  Conduct of Business
        -------------------

          From and after the Closing Date, Borrower will not and will not permit any of its Subsidiaries to engage in any business other than businesses of the type described on Schedule 4.1(D).
                  ---------------

7.11.  Fiscal Year
       -----------

          Neither Borrower nor any Subsidiary of Borrower shall change its Fiscal Year.

7.12.  Compliance with ERISA
       ---------------------

          Neither Borrower nor any Subsidiary of Borrower shall:

          (a) permit the occurrence of any ERISA Termination Event which would result in a liability to any Loan Party or ERISA Affiliate in excess of Five Hundred Thousand Dollars ($500,000);

          (b) permit the present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities by more than Five Hundred Thousand Dollars ($500,000);

          (c) permit any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the IRC) in excess of Five Hundred Thousand Dollars ($500,000) with respect to any Pension Plan, whether or not waived;

          (d) fail to make any contribution or payment to any Multiemployer Plan which any Loan Party or ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto which results in or is likely to result in a liability in excess of Five Hundred Thousand Dollars ($500,000);

          (e) engage, or permit any Loan Party or ERISA Affiliate to engage, in any prohibited transaction under Section 406 of ERISA or Section 4975 of the IRC for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the IRC in excess of Five Hundred Thousand Dollars ($500,000) is imposed;

          (f) permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to any Loan Party or ERISA Affiliate or increase the obligation of any Loan Party or ERISA Affiliate to a Multiemployer Plan which liability or increase, individually or together with all similar liabilities and increases, will exceed Five Hundred Thousand Dollars ($500,000); or

          (g) fail, or permit any Loan Party or ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the IRC and all other applicable laws and the regulations and interpretations thereof, except where the foregoing could not be reasonably expected to have a Material Adverse Effect.

7.13.  Subsidiaries
       ------------

          Borrower will not, and will not permit any of its Subsidiaries to, establish, create or acquire any Subsidiary not in existence on the Closing Date.

7.14.  Bank Accounts
       -------------

          Borrower will not, and will not permit any of its Subsidiaries to, establish any new bank accounts without prior written notice to Agent and unless the bank enters into a Bank Agency Agreement.

7.15.  Forgiveness of Debts
       --------------------

          Borrower will not forgive, or permit any Subsidiary to forgive, any Indebtedness, or grant any waivers, extensions, deferrals or releases in connection therewith, or enter into any accord and satisfaction with respect thereto, other than in the ordinary course of its business as conducted for value received.

                                  SECTION 7A.
                                  -----------

                                ARRANGED FUNDING
                                ----------------

          Notwithstanding anything to the contrary set forth in this Agreement, Agent, Lenders, Borrower, Island Boulevard Holdings, Inc. and Transatlantic Group, Ltd. agree as follows:

7A.1.  Additional Defined Terms.
       ------------------------

       For purposes of this Section 7A, the following terms shall have the following meanings:

       (a) "Affiliate Loans" shall mean unsecured loans made by a Borrower
            ---------------
           Affiliate to Borrower from time to time.

       (b) "Arranged Funding" shall mean, at any time, the sum of (i) funds
            ----------------
           expended by the Borrower Affiliate to purchase from trade creditors of Borrower accounts payable of Borrower formerly owed by Borrower to such trade creditors or funds expended by third parties to purchase such accounts pursuant to arrangements made by the Borrower Affiliate with such third parties on terms and conditions (including, without limitation, as to repayment) reasonably satisfactory to the Agent and the Requisite Lenders in all respects ("Third Party Purchases") plus
                                                   ---------------------   ----
           (ii) funds expended by the Borrower Affiliate to purchase equipment acquired subsequent to the Closing Date or real property from Borrower pursuant to sale-leaseback transactions which are on commercially reasonable terms and are otherwise then permitted under subsection 7.7, plus (iii) the outstanding amount of Affiliate
                           ----
           Loans, which are on commercially reasonable terms and do not exceed Five Million Dollars ($5,000,000), in the aggregate, at any time, plus (iv) without duplication of the amounts described in the
           ----
           preceding clauses (i), (ii) and (iii), the $4,700,000 equity increase resulting from the application (during Borrower's fiscal quarter ended January 28, 1996) of a portion of the Arranged Funding described in such preceding clauses against the balance of a certain preexisting Account which had been fully reserved by Borrower on its balance sheet, resulting in a credit (in that amount) to Borrower's income for the 1996 Fiscal Year and a like increase in Borrower's shareholders' equity; subject, in each case to reduction as provided in Section 7A.4 below.

          (c) "Borrower Affiliate" means, collectively, Island Boulevard
               ------------------
              Holdings, Inc. and Transatlantic Group, Ltd., individually and on behalf of any other Affiliates of Borrower who may make Arranged Funding available to Borrower.

          (d) "Reduction Event" shall mean (i) the making by any Person of any
               ---------------
              demand for payment on Borrower under any account payable purchased pursuant to the Arranged Funding, whether or not Borrower honors such demand, or the voluntary payment by Borrower of such account payable, (ii) the refinancing by the Borrower Affiliate from any source of any amount of the Arranged Funding pursuant to a Secured Financing, (iii) the sale by the Borrower Affiliate of assets subject to a sale/leaseback which is part of the Arranged Funding or (iv) the payment of any principal amount in respect of any Affiliate Loan.

          (e) "Secured Financing" shall mean any refinancing by the Borrower
               -----------------
              Affiliate of Arranged Funding using either accounts payable purchased pursuant to Arranged Funding or assets subject to a sale/leaseback which is part of the Arranged Funding as collateral.

7A.2.  Representations and Warranties as to Arranged Funding.
       -----------------------------------------------------

          Borrower and the Borrower Affiliate represent and warrant in favor of the Agent and Lenders that (a) the Borrower Affiliate and Borrower are Affiliates, having the Carmel Trust as their common controlling shareholder, (b) as of December 20, 1995, the amount of the Arranged Funding was Twenty-Three Million Nine Hundred Fifty-Four Thousand Dollars ($23,954,000), (c) funds used to consummate the Arranged Funding were not heretofore, and will not hereafter be, subject to any lien, claim, encumbrance, or restriction of any kind, (d) in effecting any purchase of accounts payable or sale-leaseback transaction or making any Affiliate Loans resulting in any Arranged Funding, the Borrower Affiliate has not violated, and will not violate, any term of any loan agreement, indenture or other contract to which it is party or by which it or its property is bound, and (e) as of December 20, 1995, the Borrower Affiliate did not refinance any portion of the Arranged Funding using Secured Financing.

7A.3.  Reporting as to Arranged Funding.
       --------------------------------

       (a) Without limitation of the additional reporting requirements set forth in subsection 7A.4 below, within ten (10) days after the end of each month, the Borrower Affiliate and Borrower shall provide to the Agent and Lenders a statement of the amount of the Arranged Funding, specifying the amounts of any increases or decreases therein and the events causing such increases or decreases and otherwise in form and detail satisfactory to the Agent and Lenders, certified by the chief financial officers of the Borrower Affiliate and Borrower to be true, correct and complete.

       (b)  [Intentionally Omitted]

       (c) Concurrently with the occurrence of any event resulting in additional Arranged Funding other than a Third Party Purchase and at least one (1) Business Day prior to the occurrence of any Third Party Purchase, Borrower and the Borrower Affiliate shall deliver to the Agent copies of all documentation pertaining thereto which shall be in form and substance reasonably satisfactory to the Agent in all respects.

7A.4.  Reduction in Arranged Funding.
       -----------------------------

          Upon the occurrence of any Reduction Event, except as provided in the last sentence hereof, the amount of the Arranged Funding shall be deemed to be immediately reduced by (a) the amount of any accounts payable as to which payment is demanded or made, (b) the amount of any Arranged Funding which is refinanced by the Borrower Affiliate from any source using Secured Financing,
(c) the purchase price paid for any assets subject to a sale/leaseback included in the Arranged Funding which are sold by the Borrower Affiliate or (d) any principal payment made on an Affiliate Loan. Promptly and, in any event, within two (2) Business Days after the occurrence thereof, the Borrower Affiliate and Borrower shall report to the Agent and Lenders in writing as to the occurrence of any Reduction Event, specifying the amount of the reduction effected thereby and the amount (if any) of any increase in the amount of the Arranged Funding to be effected with the funds made available as a result of such reduction and the means for such increase. If pursuant to such notice the Borrower and the Borrower Affiliate advise the Agent and Lenders that an increase in the Arranged Funding is expected to be effected with the funds made available as a result of the occurrence of such Reduction Event, then the amount of the Arranged Funding shall not be reduced as provided in the first sentence of this subsection 7A.4 if, and to the extent that, within twenty (20) days after the date of such Reduction Event Borrower and the Borrower Affiliate provide to the Agent and Lenders documentation, in form and substance reasonably satisfactory to the Agent and the Requisite Lenders, as to the occurrence of such increase in the Arranged Funding; provided, however, that, at the end of such twenty (20) day
                  --------  -------  ----
period, the Arranged Funding shall be reduced by an amount determined pursuant to the first sentence of this Section 7A.4 after giving effect to any such increase.

7A.5.  Effect of Reduction in Arranged Funding.
       ---------------------------------------

       (a) In the event that the amount of the Arranged Funding is ever reduced to less than Twenty-Three Million Nine Hundred Fifty-Four Thousand Dollars ($23,954,000) as a result of the occurrence of any Reduction Event, the Amendment Reserve shall be immediately applied against both the Revolving Loan Commitments and the Borrowing Base in determining the Maximum Revolving Loan Amount, rather than against the Borrowing Base only as is presently provided.

       (b) In the event that the amount of the Arranged Funding is ever reduced to less than Fifteen Million Nine Hundred Thousand Dollars ($15,900,000) as a result of the occurrence of any Reduction Event,
            (i) the amount of the Amendment Reserve immediately shall be increased to Ten Million Dollars ($10,000,000) and shall be applied against both the Revolving Loan Commitments and the Borrowing Base in determining the Maximum Revolving Loan Amount, and (ii) an Event of Default shall be deemed to exist unless, as of the last day of Borrower's then most recently ended fiscal quarter, Accounts Payable Days Outstanding, determined as set forth in the following sentence, is less than one hundred (100). If such Reduction Event consists of either (i) a demand for payment of, or a payment of accounts payable which have been purchased pursuant to Arranged Funding or (ii) a refinancing of such accounts payable pursuant to Secured Financing, the amount of the accounts payable as to which demand for payment or payment has been made or as to which the Borrower Affiliate has refinanced Arranged Funding pursuant to Secured Financing shall be included in Borrower's applicable month-end and quarter-end accounts payable balances in calculating Accounts Payable Days Outstanding pursuant to the preceding sentence notwithstanding that such Reduction Event occurred after any such month-end or quarter-end.

       (c) If as a result of the imposition of the Amendment Reserve against the Revolving Loan Commitments or increase in the amount of the Amendment Reserve hereunder, the principal balance of the Revolving Loan exceeds the Maximum Revolving Loan Amount, then, in accordance with the requirements of subsection 2.4(E), Borrower shall, on such date, repay the Revolving Loan to the extent necessary to reduce the principal balance to an amount that is equal to or less than the Maximum Revolving Loan Amount.

7A.6.  Affiliate Loans.
       ---------------

          Notwithstanding the provisions of subsection 7.1 to the contrary, Borrower may obtain Affiliate Loans from time to time; provided that the
                                                       -------- ----
aggregate amount of Indebtedness outstanding with respect thereto does not exceed Five Million Dollars ($5,000,000) at any time and such loans are on commercially reasonable terms.

7A.7.  Calculation of Accounts Payable Days Outstanding.
       ------------------------------------------------

          So long as any Arranged Funding resulting from the purchase of accounts payable remains in existence, without giving effect to the last sentence of subsection 7A.4, in calculating Accounts Payable Days Outstanding for purposes of determining compliance with the provisions of subsection 6.8 and satisfaction of the condition regarding Accounts Payable Days outstanding set forth in subsection 2.5(B), Borrower may exclude from its quarter-end and month-end accounts payable balances the amount of any accounts payable that are then outstanding and have been acquired from trade creditors of Borrower pursuant to Arranged Funding so long as (a) no demand for payment has been made with respect to such accounts payable and (b) the Borrower Affiliate has not refinanced such Arranged Funding pursuant to Secured Financing.

7A.8.  Lien Waivers
       ------------

          The Borrower Affiliate shall deliver to the Agent a Lien Waiver concurrently with its consummation of any sale-leaseback transactions with Borrower.

7A.9.  Consultant
       ----------

          Borrower, at its expense, has engaged Kurt Salmon or another consultant with expertise in the retail industry satisfactory to Lenders to assist Borrower in implementing a detailed plan to improve inventory management and inventory turnover. The consultants will address, among other areas, development of a strategy and monthly budget by inventory category addressing inventory pullback and ultimate sell-through; review and implementation of modifications as necessary to Borrower's merchandising strategy and buying plan; implementation of operational improvements through process review and time studies; training and review of employees in areas of distribution and replenishment; and review and modification of model stocks. Borrower shall continue the engagement of such consultant until the earlier of (a) such time
                                                     -------
as, for Borrower's then most recently ended fiscal quarter (i) Borrower's Inventory Days on Hand is less than one hundred fifty five (155), as demonstrated by Borrower's financial statements for such fiscal quarter delivered pursuant to subsection 5.1(A), (ii) Borrower's in stock position at its stores has averaged over ninety-seven percent (97%), as demonstrated by Borrower's weekly in-stock fill reports and (iii) labor hours at Borrower's Phoenix and Dixon distribution centers have averaged less than ten thousand (10,000) per week at each center, as demonstrated by Borrower's weekly labor hours reports, each of which benchmarks described in clauses (i), (ii) and (iii) above having been determined by Borrower, and represented by it to Lenders to be achievable after review thereof with Borrower's existing consultant, or (b) such time as such consultant advises the Agent that it has completed its work for Borrower in regard to Borrower's inventory management and turnover and that its continued engagement by Borrower would not be beneficial to Borrower and the Agent and the Requisite Lenders concur in such determination. In furtherance of the foregoing, Borrower hereby agrees that it shall deliver to the Agent on a weekly basis its weekly in-stock percentage fill reports and labor hours reports for such distribution centers for the preceding week.

7A.10.  Miscellaneous
        -------------

        (a) Borrower's or the Borrower Affiliate's failure to perform in accordance with the terms of this Section 7A shall constitute an Event of Default.

        (b)  [Intentionally Omitted]

        (c) Each Lender hereby confirms that the Agent may release or subordinate its Lien (for its benefit and the benefit of Lenders) on equipment which is the subject of a sale/leaseback transaction which is part of the Arranged Funding.


                                   SECTION 8.
                                   ----------

                          DEFAULT, RIGHTS AND REMEDIES
                          ----------------------------

8.1.  Events of Default
      -----------------

             "Event of Default" shall mean the occurrence or existence of any
              ----------------
one or more of the following:

             (A) Default in Payment.  Failure of Borrower to pay any Obligations
                 ------------------
when due, or to reimburse Agent or any Lender for any payment made by Agent or such Lender under or in respect of any Lender Letter of Credit when due; and, in either case, the failure of Borrower to make such payment is not cured within five (5) Business Days after the due date of such payment; or

          (B) Cross-Acceleration.  Any Indebtedness of Borrower (other than the
              ------------------
Loans, which are treated separately in clause (A) above) or any Contingent Obligation of Borrower (other than the Lender Reimbursement Liabilities, which are treated separately in clause (A) above), having an individual principal amount in excess of Two Million Five Hundred Thousand Dollars ($2,500,000) or having an aggregate principal amount in excess of Two Million Five Hundred Thousand Dollars ($2,500,000), shall be in default and become or be declared to be due prior to its stated maturity as a result thereof; or

          (C) Breach of Certain Provisions.  Failure of Borrower to perform or
              ----------------------------
comply with any term or condition contained in subsections 5.1, 5.5, 5.6, 5.10 or 5.11 of this Agreement; or contained in Section 6 or Section 7 of this Agreement; or contained in the Security Agreement; or

          (D) Breach of Warranty.  Any representation, warranty, certification
              ------------------
or other statement made by any Loan Party in any Loan Document or in any statement or certificate at any time given by such Person in writing pursuant or in connection with any Loan Document is false in any material respect on the date made; or

          (E) Other Defaults Under Loan Documents.  Borrower or any other Loan
              -----------------------------------
Party defaults in the performance of or compliance with any term contained in this Agreement or the other Loan Documents and such default is not remedied or waived within thirty (30) days after the earlier of: (i) Borrower's delivery of
                                         -------
a certificate in respect thereof pursuant to Section 5.1(L) or (ii) receipt by Borrower of notice from Agent or any Lender of such default (other than occurrences described in other provisions of this subsection 8.1 for which a different grace or cure period is specified or which constitute immediate Events of Default); or

          (F) Involuntary Bankruptcy; Appointment of Receiver, etc. (1)  A court
              -----------------------------------------------------
enters a decree or order for relief with respect to Borrower or any of its Subsidiaries in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law; or (2) the continuance of any of the following events for sixty (60) days unless dismissed, discharged, or bonded against in a manner satisfactory to the Requisite Lenders: (a) an involuntary case is commenced against Borrower or any of its Subsidiaries, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (b) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Borrower or any of its Subsidiaries, or over all or a substantial part of its property, is entered; or (c) an interim receiver, trustee or other custodian is appointed without the consent of Borrower or any of its Subsidiaries, for all or a substantial part of the property of Borrower or any such Subsidiary; or

          (G) Voluntary Bankruptcy; Appointment of Receiver, etc.
              ---------------------------------------------------

(1) An order for relief is entered with respect to Borrower or any of its Subsidiaries or Borrower or any of its Subsidiaries commences a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or (2) Borrower or any of its Subsidiaries makes any assignment for the benefit of creditors; or (3) the Board of Directors of Borrower or any of its Subsidiaries adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this subsection 8.1(G) or in subsection 8.1(J); or

          (H) Governmental Liens.  Any Lien is filed or recorded with respect to
              ------------------
or otherwise imposed upon all or any material part of the Collateral or the assets of Borrower or any of its Material Subsidiaries by any Governmental Authority with respect to any sum in excess of Five Hundred Thousand Dollars ($500,000), individually, or which, when added to all other such Liens then outstanding, causes total sums subject to such Liens to exceed Five Hundred Thousand Dollars ($500,000), which is past due for payment and either: (i) such Lien, if imposed upon the Collateral, has priority over the Lien of Agent thereon; or (ii) such Lien, if it does not have such priority or is not imposed upon the Collateral, is not stayed, vacated, paid or discharged within thirty
(30) days; or

          (I) Judgment and Attachments.  Any money judgment, writ or warrant of
              ------------------------
attachment, or similar process (other than those described in subsection 8.1(H)) involving (1) an amount in any individual case in excess of Five Hundred Thousand Dollars ($500,000) or (2) an amount in the aggregate at any time in excess of Five Hundred Thousand Dollars ($500,000) (in either case not adequately covered by insurance as to which the insurance company has acknowledged coverage) is entered or filed against Borrower or any of its Material Subsidiaries or any of their respective assets and remains undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed levy thereunder; or

          (J) Dissolution.  Any order, judgment or decree is entered against
              -----------
Borrower or any of its Material Subsidiaries decreeing the dissolution or split up of Borrower or that Subsidiary and such order remains undischarged or unstayed for a period in excess of thirty (30) days; or

          (K) Solvency.  Borrower or any of its Material Subsidiaries ceases to
              --------
be Solvent or admits in writing its present or prospective inability to pay its debts as they become due; or

          (L) Injunction.  Borrower or any of its Material Subsidiaries is
              ----------
enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business and such order remains undischarged or unstayed for a period in excess of thirty (30) days; or

          (M) ERISA - Pension Plans.  (1) Any Loan Party or any ERISA Affiliate
              ---------------------
fails to make full payment when due of all amounts which, under the provisions of any Pension Plan or Section 412 of the IRC, any Loan Party or any ERISA Affiliate is required to pay as contributions thereto and such failure results in or is likely to result in a Material Adverse Effect; or (2) an accumulated funding deficiency in excess of Five Hundred Thousand Dollars ($500,000) occurs or exists, whether or not waived, with respect to any Pension Plan; or (3) an ERISA Termination Event occurs which results in or which reasonably could be expected to result in a Material Adverse Effect; or

          (N) ERISA - Multiemployer Plans.  Any Loan Party or any ERISA
              ---------------------------
Affiliate as employers under one or more Multiemployer Plans makes a complete or partial withdrawal from such Multiemployer Plans and the plan sponsor of such Multiemployer Plans notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payments in an amount exceeding Five Hundred Thousand Dollars ($500,000); or

          (O) Invalidity of Loan Documents.  Any of the Loan Documents for any
              ----------------------------
reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void, or any Loan Party denies that it has any further liability under any Loan Documents to which it is party, or gives notice to Agent or any Lender to such effect; or

          (P) Damage, Strike, Casualty.  Any material damage to, or loss, theft
              ------------------------
or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than thirty (30) consecutive days beyond the coverage period of any applicable business interruption insurance, the cessation or substantial curtailment of revenue producing activities at any facility of Borrower or any of its Material Subsidiaries if any such event or circumstance has, or could reasonably be expected to have, a Material Adverse Effect; or

          (Q) Licenses and Permits.  The loss, suspension or revocation of, or
              --------------------
failure to renew, any license or permit now held or hereafter acquired by Borrower or any of its Material Subsidiaries, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect; or

          (R) Failure of Security.   Agent does not have or ceases to have a
              -------------------
valid and perfected first priority security interest in any material portion of the Collateral (subject to Permitted Encumbrances); or

          (S) Change in Control.  (i) Borrower shall cease to be a wholly-owned
              -----------------
Subsidiary of Holdings; or (ii) Holdings shall cease to be a direct or indirect Subsidiary of the Carmel Trust, a trust governed under the laws of Canada, other than by virtue of a public offering of Holdings' Capital Stock or the Capital Stock of any direct or indirect parent of Holdings;

          (T) Tax Sharing Arrangement Letter.  If CSK Group, Ltd. f/k/a NR
              ------------------------------
Holdings, Inc. defaults in respect of any representation, warranty, covenant or agreement set forth in that certain Letter Agreement Concerning Tax Sharing Arrangement, dated the Closing Date, and issued to Agent.

8.2.  Suspension or Termination of Commitments
      ----------------------------------------

          Upon the occurrence of any Event of Default and during its continuance, Agent may, at its election, and will, at the direction of the Requisite Lenders cease making additional Loans on behalf of all Lenders, cause the Issuer to cease issuing Lender Letters of Credit, and suspend or terminate all Commitments. In addition thereto, and without limitation of the foregoing, upon any Default under subsection 8.1(A) and during its continuance, Agent may, at its election, and will, at the direction of the Requisite Lenders, cease making additional Loans on behalf of all Lenders, cause the Issuer to cease issuing Lender Letters of Credit, and suspend all Commitments. Upon the occurrence of any Event of Default described in either of the foregoing subsections 8.1(F) or 8.1(G), all Commitments of the Lenders shall terminate automatically.

8.3.  Acceleration
      ------------

          Upon the occurrence of any Event of Default described in the foregoing subsections 8.1(F) or 8.1(G), the unpaid principal amount of and accrued interest and fees on the Term Loan and the Revolving Loan, payments under the Lender Letters of Credit and all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other requirements of any kind, all of which are hereby expressly waived by Borrower. Upon the occurrence and during the continuance of any other Event of Default, Agent may, and at the direction of the Requisite Lenders, Agent shall, by written notice to Borrower (a) declare all or any portion of the Loans and all or some of the other Obligations to be, and the same shall forthwith become, immediately due and payable together with accrued interest thereon, and (b) demand that Borrower immediately deposit with Issuer an amount equal to the Lender Reimbursement Liability to enable Agent to make payments under the Lender Letters of Credit when required and such amount shall become immediately due and payable.

8.4.  Performance by Agent.
      --------------------

          If Borrower shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, Agent may perform or attempt to perform such covenant, duty or agreement on behalf of Borrower after the expiration of any cure or grace periods set forth herein. In such event, Borrower shall, at the request of Agent, promptly pay any amount reasonably expended by Agent in such performance or attempted performance to Agent, together with interest thereon at the rate of interest in effect on Advances upon the occurrence of an Event of Default as specified in subsection 2.2(A) from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly agreed that Agent shall not have any liability or responsibility for the performance of any obligation of Borrower under this Agreement or any other Loan Document.


                                   SECTION 9.
                                   ----------

                          ASSIGNMENT AND PARTICIPATION
                          ----------------------------

9.1.  Assignments and Participations in Loans and Notes
      -------------------------------------------------

          (A) Assignments.  Each Lender may assign its rights and delegate its
              -----------
obligations under this Agreement and the other Loan Documents to an Eligible Purchaser (as that term is defined in subsection (D) below); provided, however,
                                                             -----------------
that no Lender may make any assignment of less than all of its Total Loan Commitments unless, upon giving effect to such assignment, both the assigning Lender and the Eligible Purchaser receiving such assignment have Total Loan Commitments each aggregating at least Ten Million Dollars ($10,000,000) or ten percent (10%) of Total Loan Commitments (whichever is the lesser amount), it
                                                          ------
being understood and agreed among Lenders that, at all times hereafter, each Lender, to remain a Lender, shall be obliged to hold Total Loan Commitments in the afore said minimum amounts; nor, may any Lender assign any of its Revolving Loan Commitment without at the same time assigning the same proportion of its Term Loan Commitment (and vice versa). In the case of an assignment authorized under this subsection 9.1, upon such assignment becoming effective, the Eligible Purchaser receiving such assignment, shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were an original Lender hereunder, and the assigning Lender shall be relieved of its obligations hereunder with respect to its Commitment or assigned portion thereof. Borrower hereby acknowledges and agrees that any such assignment will give rise to a direct obligation of Borrower to the Eligible Purchaser receiving such assignment and that such Eligible Purchaser, upon such assignment becoming effective, shall be considered to be a "Lender" for all purposes of this Agreement and the Loan Documents.
Each Lender intending to make an assignment to an Eligible Purchaser pursuant hereto shall notify the Agent and Borrower in writing thereof at least three (3) Business Days prior to the intended effective date of such assignment, including therein the name, notice address and lending office of such intended Eligible Purchaser and the amount of the Commitments of such Lender intended to be assigned. Borrower will, on the effective date of each such assignment, comply with its obligations under Section 2.1(E) of this Agreement in respect of the issuance of Notes to such Eligible Person and, as applicable, the assigning Lender, upon the surrender of the assigning Lender's Notes.

          (B) Participations.  Each Lender may also sell participations in all
              --------------
or any part of any Loans made by it to any Eligible Purchaser; provided,
                                                               ---------
however, that (i) all amounts payable by Borrower hereunder shall be determined
- -------
as if that Lender had not sold such participation; and (ii) the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder, except solely in respect of the forgiveness of any principal amount of any Loan.

          (C) No Relief from Obligations.  Except as otherwise provided in this
              --------------------------
subsection 9.1, no Lender shall, as between Borrower and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender. Each Lender may furnish any information concerning Borrower and its Subsidiaries in the possession of that Lender from time to time to assignees and participants which are Eligible Purchasers (including prospective assignees and participants which are Eligible Purchasers), subject to the provisions of subsection 10.22.

          (D) Eligible Purchasers.  For purposes of this subsection 9.1, an
              -------------------
"Eligible Purchaser" shall be limited to the following: (i) a Lender or any Affiliate thereof; (ii) a commercial bank having total assets in excess of $1,000,000,000; (iii) a finance company, insurance company or other financial institution, reasonably acceptable to the Agent, which is regularly engaged in making, purchasing or investing in loans of the type made pursuant to this Agreement and having total assets in excess of $1,000,000,000; (iv) a savings and loan association or savings bank organized under the laws of the United States or any state thereof which has a net worth, determined in accordance with GAAP, in excess of $500,000,000;

or (v) a finance company, insurance company, bank or other financial institution not otherwise described in clauses (i) through (iv) above reasonably acceptable to the Agent and Borrower; provided, however, that neither Borrower nor an
                           -----------------
Affiliate of a Borrower shall qualify as an Eligible Purchaser under this definition; provided, further, that Borrower shall have the independent right to
            -----------------
approve or disapprove as an "Eligible Purchaser" any fund or any Person listed on Exhibit 9.1 attached hereto or any of its Affiliates.
   -----------

9.2.  Agent
      -----

          (A) Appointment.  Each Lender hereby designates and appoints TBCC as
              -----------
its Agent under this Agreement and the Loan Documents, and each Lender hereby irrevocably authorizes Agent to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and the Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto. Agent is authorized and empowered to amend, modify, or waive any provisions of this Agreement or the other Loan Documents on behalf of Lenders subject to the requirement that certain of Lenders' consents be obtained in certain instances as provided in subsection 9.3. Agent agrees to act as such on the express conditions contained in this subsection 9.2. Except as otherwise expressly set forth herein, the provisions of this subsection 9.2 are solely for the benefit of Agent and Lenders and neither Borrower nor any Loan Party shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrower or any Loan Party. Agent may perform any of its duties hereunder, or under the Loan Documents, by or through its agents or employees.

          (B) Nature of Duties.  Agent shall have no duties or responsibilities
              ----------------
except those expressly set forth in this Agreement or in the Loan Documents.
The duties of Agent shall be mechanical and administrative in nature. Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Loan Documents, express or implied, is intended to or shall be construed to impose upon Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of Borrower in connection with the extension of credit hereunder and shall make its own appraisal of the credit worthiness of Borrower, and Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the Closing Date hereunder or at any time or times thereafter. If Agent seeks the consent or approval of any Lenders to the taking or refraining from taking any action hereunder, then Agent shall send notice thereof to each

Lender. Agent shall promptly notify each Lender any time that the Requisite Lenders have instructed Agent to act or refrain from acting pursuant hereto.

          (C) Rights, Exculpation, Etc.  Neither Agent nor any of its officers,
              -------------------------
directors, employees or agents shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent shall be obligated on the terms set forth herein for performance of its express obligations hereunder, and except that Agent shall be liable to each Lender with respect to its own gross negligence or willful misconduct and the gross negligence or willful misconduct of its officers, directors, employees and agents. In performing its functions and duties hereunder, Agent shall exercise the same care which it would in dealing with loans for its own account, but Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuine ness, validity, enforceability, collectibility, or sufficiency of this Agreement or any of the Loan Documents or the transactions contemplated thereby, or for the financial condition of any Loan Party. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or the financial condition of any Loan Party, or the existence or possible existence of any Default or Event of Default. Agent may at any time request instructions from Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents Agent is permitted or required to take or to grant, and if such instructions are promptly requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from the Requisite Lenders or all the Lenders, as applicable. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement, the Notes, or any of the other Loan Documents in accordance with the instructions of Requisite Lenders.

          (D) Reliance.  Agent shall be entitled to rely upon any written
              --------
notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, telecopy or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it. Agent shall be entitled to rely upon the advice of legal counsel, independent accountants, and other experts selected by Agent in its sole discretion.

          (E) Indemnification.  If and to the extent not reimbursed to Agent and
              ---------------
Issuer by any Loan Party, Lenders will reimburse and indemnify Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent or any Issuer in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by Agent or any Issuer under this Agreement for any of the Loan Documents, in proportion to each Lender's Pro Rata Share; provided, however, that no Lender shall be liable for
                         -----------------
any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements resulting from Agent's or, as the case may be, any Issuer's gross negligence or willful misconduct. The obligations of Lenders under this subsection 9.2(E) shall survive the payment in full of the Obligations and the termination of this Agreement.

          (F) Agent Individually.  With respect to its Total Loan Commitment,
              ------------------
any Loans made by it, and any Notes issued to it, Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders" or "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a Lender or one of the Requisite Lenders. Agent may lend money to, and generally engage in any kind of banking, trust or other business with any Loan Party as if it were not acting as Agent pursuant hereto.

          (G)    Successor Agent.
                 ---------------

                 (1) Resignation.  If, at any time hereafter, Agent so elects,
                     -----------
the Agent may resign as Agent, and if a receiver, trustee or custodian is appointed for Agent or for all or substantially all of the Agent's property, then, the Requisite Lenders or Borrower may require that the Agent resign as Agent, in each case by giving at least thirty (30) Business Days' prior written notice to the Lenders and, as applicable, Borrower. In either event, such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clause (2) below or as otherwise provided below.

                 (2) Appointment of Successor.  Upon any such notice of
                     ------------------------
resignation being given pursuant to clause (G)(1) above, the Requisite Lenders shall, upon receipt of Borrower's prior consent which shall not unreasonably be withheld, delayed or conditioned, appoint a successor Agent from among the Lenders. If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the retiring Agent, upon notice to Borrower, shall then appoint a successor Agent from among the Lenders who shall serve as Agent until such time, if any, as Requisite Lenders, upon receipt of Borrower's prior written consent which shall not be unreasonably withheld, appoint a successor Agent from among the Lenders as provided above.

           (3) Successor Agent.  Upon the acceptance of any appointment as Agent
               ---------------
under the Loan Documents by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent's resignation as Agent under the Loan Documents, the provisions of this subsection 9.2 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents.

    (H)    Collateral Matters.
           ------------------

           (1) Release of Collateral.  Lenders hereby irrevocably authorize
               ---------------------
Agent, at its option and in its discretion, to release any Lien granted to or held by Agent upon any property covered by the Security Documents: (i) upon termination of the Commitments and, in connection therewith, the termination of all Lender Letters of Credit (or the provision of cash collateral in regard thereto, if required pursuant to subsection 2.4(F)) and the full payment and satisfaction of all Obligations (other than Inchoate Indemnity Obligations); or
(ii) constituting property being sold or disposed of if Borrower certifies to Agent that the sale or disposition is made in compliance with the provisions of this Agreement (and Agent may rely in good faith conclusively on any such certificate, without further inquiry); or (iii) constituting property leased to Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by Borrower to be, renewed or extended. Lenders hereby further irrevocably authorize Agent, at its option and in its discretion, to acknowledge and agree in writing that (i) the Lien (if any) granted to or held by the Agent pursuant to the Security Documents upon any equipment leased by Borrower, as lessee, under a Capital Lease or an operating lease permitted pursuant to this Agreement, or the purchase of which is financed by Borrower using Purchase Money Indebtedness permitted pursuant to this Agreement, is subordinate to the Lien on such equipment of the lessor under such lease or the issuer of Purchase Money Indebtedness and/or (ii) the Lien granted to or held by the Agent pursuant to the Security Documents upon those assets or property of Borrower related to the New Distribution Center Property described on Schedule 1.1(E) hereof is
                                              ---------------
subordinate to the Lien on such property of an issuer of New Distribution Center Property Debt permitted to be incurred by Borrower pursuant to the terms of this Agreement. Upon request by Agent at any time, any Lender will confirm in writing Agent's authority to release or subordinate its Lien upon particular types or items of property covered by the Security Documents pursuant to this subsection 9.2(H)(1).

          (2) Confirmation of Authority; Execution of Releases and
              ----------------------------------------------------
Subordination.  Without in any manner limiting Agent's authority to act without
- -------------
any specific or further authorization or consent by Requisite Lenders (as set forth in subsection

9.2(H)(1)), each Lender agrees to confirm in writing, upon request by Borrower, the authority to release any property covered by the Security Documents conferred upon Agent under clauses (i) through (iii) of the first sentence of subsection 9.2(H)(1), and the authority to subordinate its Lien in property covered by the Security Documents conferred upon Agent under the second sentence of subsection 9.2(H)(1). Prior to any termination of this Agreement, so long as no Event of Default has occurred and is then continuing, upon receipt by Agent of confirmation from the Requisite Lenders of its authority to release, or subordinate its Lien in, any particular item or types of property covered by the Security Documents, and upon at least five (5) Business Days prior written request by Borrower, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release or subordination, as applicable, of the Liens granted to Agent for the benefit of Lenders herein or pursuant hereto upon such Collateral; provided, however,
                                                           --------  -------
that (i) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release or subordination of such Liens without recourse or warranty, and (ii) such release or subordination shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of any Loan Party, in respect of), all interests retained by any Loan Party, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the property covered by the Security Documents. The foregoing shall not apply, however, in respect of the release of any security interest or Lien by Agent, on behalf of Lenders, in connection with a termination of this Agreement, which shall be governed exclusively by subsections 2.5 and 9.2(H)(1).

          (3) Absence of Duty.  Agent shall have no obligation whatsoever to any
              ---------------
Lender or any other Person to assure that the property covered by the Security Documents exists or is owned by Borrower or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this subsection 9.2(H) or in any of the Loan Documents, it being understood and agreed that in respect of the property covered by the Security Documents or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its discretion, given Agent's own interest in property covered by the Security Documents as one of the Lenders and that Agent shall have no duty or liability whatsoever to any of the other Lenders; provided that Agent shall exercise the same care which it would in dealing with loans for its own account.

          (I) Agency for Perfection.  Each Lender hereby appoints each other
              ---------------------
Lender as agent for the purpose of perfecting Lenders' security interest in assets which, in accordance with Article 9 of the Uniform Commercial Code in any
                                 ---------
applicable jurisdiction,
can be perfected only by possession. Should any Lender (other than Agent) obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor, shall deliver such Collateral to Agent or in accordance with Agent's instructions. Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Security Document or to realize upon any collateral security for the Loans, it being understood and agreed that such rights and remedies may be exercised only by Agent.

9.3.  Amendments, Consents and Waivers for Certain Actions
      ----------------------------------------------------

          Except as otherwise provided in subsection 9.2(H)(1), in subsection
10.3 and except as to matters set forth in other subsections hereof as requiring only Agent's consent, the consent of Requisite Lenders will be required to amend, modify, terminate, or waive any provision of this Agreement, including, but not limited to, any amendment, modification, termination, or waiver with regard to Sections 6 and 7.

9.4.  Set Off and Sharing of Payments
      -------------------------------

          In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender and each holder of any Note is hereby authorized by Borrower at any time or from time to time, with reasonably prompt subsequent notice to Borrower or to any other Person (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply any and all (A) balances held by such Lender or such holder at any of its offices for the account of Borrower or any of its Subsidiaries (regardless of whether such balances are then due to Borrower or its Subsidiaries), and (B) other property at any time held or owing by such Lender or such holder to or for the credit or for the account of Borrower or any of its Subsidiaries, against and on account of any of the Obligations which are not paid when due; except that no Lender or any such holder shall exercise any such right without the prior written consent of the Agent. Any Lender or holder of any Note having a right to set off shall, to the extent the amount of any such set off exceeds its Pro Rata Share of the Obligations, purchase for cash (and the other Lenders or holders shall sell) participations in each such other Lender's or holder's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share such excess with each other Lender or holder in accordance with their respective Pro Rata Shares. Borrower agrees, to the fullest extent permitted by law, that (a) any Lender or holder may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such excess to other Lenders and holders, and (b) any Lender or holder so purchasing a participation in the Loans made or other Obligations held by other Lenders or holders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of Loans and other Obligations in the amount of such participation.

9.5.  Disbursement of Funds
      ---------------------

          Agent may, on behalf of Lenders, disburse funds to Borrower for Loans requested. Each Lender shall reimburse Agent on demand by 2:00 p.m. (Chicago time) on the Business Day of demand for all funds disbursed on its behalf by Agent (provided that if such demand is made on a day when such Lender is authorized to close for business under the laws of the State in which it is located and such Lender is, in fact, closed for business, such payment may be made on the immediately succeeding Business Day), or if Agent so requests, each Lender will remit to Agent its Pro Rata Share of any Loan before Agent disburses same to Borrower. If any Lender fails to pay the amount of its Pro Rata Share within one (1) Business Day after its receipt of Agent's demand in accordance with the preceding sentence, Agent shall promptly notify Borrower, and Borrower shall immediately repay such amount to Agent. Pending Agent's receipt of such amount from Borrower, such Lender shall remain obligated to Agent for reimbursement of such amount together with accrued interest thereon at the Federal Funds Rate from the date of Agent's disbursement of such amount until paid. Any repayment required pursuant to this subsection 9.5 shall be without premium or penalty. Nothing in this subsection 9.5 or elsewhere in this Agreement or the other Loan Documents, including without limitation the provisions of subsection 9.6, shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.

9.6.  Disbursements of Advances, Payments and Information
      ---------------------------------------------------

             (A)  Revolving Loan Advances and Payments; Fee Payments
                  --------------------------------------------------

                  (1) The Revolving Loan balance may fluctuate from day to day through Agent's disbursement of funds to, and receipt of funds from, Borrower. In order to minimize the frequency of transfers of funds between Agent and each Lender, notwithstanding any terms to the contrary set forth in Section 2, Advances constituting Alternate Base Rate Loans and payments of principal and interest thereon will be settled according to the procedures described in subsections 9.6(A)(2) and 9.6(A)(3) of this Agreement. All other payments of principal, interest and fees hereunder, including, without limitation, in respect of any Advances constituting Eurodollar Rate Loans and the Term Loan, will be settled on the first Business Day after the Business Day received in accordance with the provisions of Section 2. Notwithstanding these special procedures as to Advances constituting Alternate Base Rate Loans, each Lender's obligation to fund its portion of any

Advances made by Agent to Borrower will commence on the date such Advances are made by Agent. Such payments will be made by such Lender without set-off, counterclaim or reduction of any kind.

          (2) By not later than 11:00 a.m. (Atlanta time) on the second Business Day of each week, or more frequently (including daily), if Agent so elects (each such day being a "Settlement Date"), Agent will advise each Lender by telephone,
                  ---------------
telex, or telecopy of the amount of each such Lender's Pro Rata Share of Advances constituting Alternate Base Rate Loans as of the close of business of the Business Day immediately preceding the Settlement Date. In the event that payments are necessary to adjust the amount of such Lender's Pro Rata Share of Advances constituting Alternate Base Rate Loans to such Lender's Pro Rata Share of Advances constituting Alternate Base Rate Loans as of any Settlement Date, the party from which such payment is due will pay the other, in same day funds, by wire transfer to the other's account not later than 2:00 p.m. (Chicago time) on the Settlement Date. Notwithstanding the foregoing, if Agent so elects, Agent may require that each Lender make its Pro Rata Share of any requested Advance constituting an Alternate Base Rate Loan available to Agent for disbursement on the Funding Date applicable to such Loan. If Agent elects to require that such funds be made available, Agent shall advise each Lender by telephone, telex or telecopy of the amount of such Lender's Pro Rata Share of such requested Loan no later than 11:00 a.m. (Atlanta time) on the Funding Date applicable thereto, and each such Lender shall pay Agent such Lender's Pro Rata Share of such requested Loan, in same day funds, by wire transfer to Agent's account not later than 2:00 p.m. (Chicago time) on such Funding Date.

          (3) For purposes of this subsection 9.6(A)(3), the following terms and conditions will have the meanings indicated:

          (a) "Daily Loan Balance" means an amount calculated as of the end of
               ------------------
each calendar day by subtracting (i) the cumulative principal amount paid by Agent to a Lender on an Advance constituting an Alternate Base Rate Loan from the Closing Date through and including such calendar day, from (ii) the cumulative principal amount advanced by such Lender to Agent on that Loan from the Closing Date through and including such calendar day.

          (b) "Daily Interest Rate" means an amount calculated by dividing the
              --------------------
interest rate payable to a Lender on an Advance constituting an Alternate Base Rate Loan (as set forth in subsection 2.2) as of each calendar day by three hundred sixty (360).

          (c) "Daily Interest Amount" means an amount calculated by multiplying
               ---------------------
the Daily Loan Balance of an Advance constituting an Alternate Base Rate Loan by the associated Daily Interest Rate on that Loan.

          (d) "Interest Ratio" means a number calculated by dividing the total
               --------------
amount of the interest on an Advance constituting an Alternate Base Rate Loan received by Agent during the immediately preceding month by the total amount of interest on that Loan due from Borrower during the immediately preceding month.

On the first Business Day of each calendar month ("Interest Settlement Date"),
                                                   ------------------------
Agent will advise each Lender by telephone, telex, or telecopy of the amount of such Lender's Pro Rata Share of interest on Advances constituting Alternate Base Rate Loans as of the end of the last day of the immediately preceding calendar month. Agent will pay to such Lender by wire transfer to such Lender's account (as specified by such Lender from time to time after the date hereof pursuant to the notice provisions contained herein or in the applicable Lender Addition Agreement) not later than 2:00 p.m. (Chicago time) on the Interest Settlement Date, such Lender's Pro Rata Share of interest on such Advances constituting Alternate Base Rate Loans. Such Lender's Pro Rata Share of interest on each such Loan will be calculated for that Loan by adding together the Daily Interest Amounts for each calendar day of the prior month for that Loan and multiplying the total thereof by the Interest Ratio for such Loan.

      (B) Availability of Lender's Pro Rata Share.
          ---------------------------------------

          (1) Unless Agent has been notified by a Lender prior to a Funding Date of such Lender's intention not to fund its Pro Rata Share of the Loan amount requested by Borrower, Agent may assume that such Lender will make such amount available to Agent on the Settlement Date. If such amount is not, in fact, made available to Agent by such Lender when due, Agent will be entitled to recover such amount on demand from such Lender without set-off, counterclaim or deduction of any kind.

          (2) Nothing contained in this subsection 9.6(B) will be deemed to relieve a Lender of its obligation to fulfill its Commitments or to prejudice any rights Agent or Borrower may have against such Lender as a result of any default by such Lender under this Agreement.

          (3) Without limiting the generality of the foregoing, each Lender shall be obligated to fund its Pro Rata Share of any Revolving Loan made after any acceleration of the Obligations with respect to any draw on a Lender Letter of Credit.

     (C)  Return of Payments
          ------------------

          (1) If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrower and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender without set-off, counterclaim or deduction of any kind.

          (2) If Agent determines at any time that any amount received by Agent under this Agreement must be returned to Borrower or paid to any other person pursuant to any solvency law or otherwise, then, notwithstanding any other term or condition of this Agreement, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrower or such other Person, without set-off, counterclaim or deduction of any kind.

     (D)  Dissemination of Information
          ----------------------------

     Agent will use its best efforts to provide Lenders with any information received by Agent from Borrower which is required to be provided to a Lender hereunder; provided, however, that Agent shall not be liable to Lenders for any failure to do so, except to the extent that such failure is attributable to Agent's gross negligence or willful misconduct.

9.7.  Defaulting Lender's Status
      --------------------------

          Notwithstanding anything contained herein to the contrary, but in addition to provisions regarding the failure of a Lender to perform its obligations hereunder set forth elsewhere in this Agreement, so long as any Lender shall be in default in its obligation to fund its Pro Rata share of any Loan or shall have repudiated its Commitment, then, such Lender shall not be entitled to receive any payments of interest on its Loans or its share of any Commitment or other fees payable hereunder, and solely for purposes of voting or consenting to matters with respect to this Agreement, such Lender shall be deemed not to be a "Lender" hereunder and such Lender's Commitment shall be deemed to be zero ($0), unless and until (a) all other Obligations have been fully paid and satisfied, (b) such failure to fulfill its obligation to fund is cured and such Lender shall have paid, as and to the extent provided in this Agreement, to the applicable party, such amount then owing together with interest on the amount of funds that such Lender failed to timely fund at the interest rate prescribed therefor herein, or (c) the Obligations shall have been declared (or otherwise shall have become) immediately due and payable and/or the Commitments shall have been terminated.

No Commitment of any Lender shall be increased or otherwise affected by any such failure or rejection by any Lender in any event, however.


                                  SECTION 10.
                                  -----------

                                 MISCELLANEOUS
                                 -------------

10.1.  Expenses and Attorneys' Fees
       ----------------------------

          Whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to promptly pay all reasonable fees, costs and expenses incurred by Agent and, where expressly so indicated below, the Lenders in connection with any matters contemplated by or arising out of this Agreement or the other Loan Documents including the following, and all such reasonable fees, costs and expenses shall be part of the Obligations, payable on demand and secured by the Collateral: (a) reasonable fees, costs and expenses (including attorneys' fees, allocated costs of internal counsel and fees of environmental consultants, industry consultants, accountants and other professionals retained by Agent) incurred by the Agent in connection with the examination, review, due diligence investigation, documentation and closing of the financing arrangements evidenced by the Loan Documents; (b) reasonable fees, costs and expenses (including reasonable attorneys' fees, allocated costs of internal counsel and fees of environmental consultants, industry consultants, accountants and other professionals retained by Agent) incurred by the Agent in connection with the negotiation, preparation, execution, syndication and administration of the Loan Documents, the Loans, and any amendments, modifications and waivers relating thereto; (c) reasonable fees, costs and expenses incurred by the Agent in creating, perfecting and maintaining perfection of Liens in favor of Agent, on behalf of Lenders, pursuant to any Loan Document, including lien search fees, filing and recording fees, taxes and expenses, title insurance policy fees, reasonable fees and expenses of attorneys for providing such opinions as Agent may reasonably request and fees and expenses of attorneys to Agent; (d) reasonable fees, costs and expenses (including reasonable attorneys' fees and allocated costs of internal counsel) incurred by the Agent in connection with the review, documentation, negotiation, closing and administration of any subordination or intercreditor agreements; (e) customary fees, costs and expenses incurred by the Agent in connection with forwarding to Borrower the proceeds of Loans including Agent's standard wire transfer fee; (f) actual fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by Agent in establishing, maintaining and handling lock box accounts, blocked accounts or other accounts for collection of the Collateral; (g) actual fees, costs, expenses and bank charges incurred by any Issuer in establishing, maintaining and administering Lender Letters of Credit; (h) reasonable fees, costs, expenses (including reasonable attorneys' fees and allocated costs of internal counsel) and costs of settlement incurred by the Agent in collecting upon or enforcing rights against the Collateral; and (i) reasonable fees, costs and expenses (including reasonable attorneys' fees, allocated costs of internal counsel and fees of other professionals retained by Agent or any Lender) incurred by the Agent or any Lender in any action to enforce or defend this Agreement or the other Loan Documents or to collect any payments due from Borrower or any other Loan Party under this Agreement, the Notes or any other Loan Document or incurred in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement, whether in the nature of a "workout" or in connection with any insolvency or bankruptcy proceedings or otherwise. Borrower hereby authorizes and directs Agent, at Agent's option, to debit the Loan Account (by increasing the principal balance of the Revolving
Loan) in the amount of any such fees and expenses when due.

10.2.  Indemnity
       ---------

          In addition to the payment of expenses pursuant to subsection 10.1, whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to indemnify, pay and hold Agent, Issuer, each Lender and any holder of any of the Notes, and the officers, directors, employees, agents, affiliates and attorneys of Agent, each Lender and such holders (collectively called the "Indemnitees") harmless from and against any and all liabilities,
            -----------
obligations, losses, damages, penalties, actions, judgments, suits, claims, Tax Liabilities, and reasonable broker's or finders fees, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by, or asserted against that Indemnitee, in respect of any third party claim in any manner relating to or arising out of (a) the negotiation, execution, delivery, performance, administration, or enforcement of any of the Loan Documents, (b) any of the transactions contemplated by the Loan Documents, (c) any breach by Borrower or any other Loan Party of any representation, warranty, covenant, or other agreement contained in any of the Loan Documents, (d) the presence, release, threatened release, disposal, removal, or cleanup of any Hazardous Material located on, about, within or affecting any of the properties or assets of any Loan Party or any of their Subsidiaries or any violation of any applicable Environmental Law for which any Loan Party is liable, (e) the use or proposed use of any Lender Letter of Credit, (f) any and all taxes, levies, deductions, and charges imposed on Agent or a Lender or any of Agent's or a Lender's correspondents in respect of any Lender Letter of Credit, (g) the statements contained in the commitment letters, if any, delivered by any Lender, (h) any Lender's agreement to make the Loans hereunder (excepting any disputes among Lenders inter sese), or (i) the use or intended use of the proceeds of any of the Loans (the foregoing liabilities herein collectively referred to as the "Indemnified Liabilities"); provided,
                                        -----------------------    --------
however, that Borrower shall have no obligation to an Indemnitee hereunder with
- -------
respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction and no obligation to any Indemnitee in respect of disputes among Indemnitees inter sese. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

10.3.  Amendments and Waivers
       ----------------------

          Except as otherwise provided herein, no amendment, modification, termination or waiver of any provision of this Agreement, the Notes or any other Loan Document, or consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Requisite Lenders or Agent, as applicable, and the applicable Loan Party; provided, however, that, no amendment, modification, termination or waiver
- --------  -------
shall, unless in writing and signed by all Lenders, Agent and the applicable Loan Party do any of the following: (a) except to the extent effected by any assignment permitted under subsection 9.1, change the Commitment of any Lender or increase the Total Loan Commitments of the Lenders; (b) forgive all or any of the principal amount of, reduce the rate of interest on, or reduce the fees payable with respect to, any Loan; (c) extend or postpone any scheduled maturity date for the payment of the principal amount of any Loan; (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans, or the percentage of Lenders which shall be required for Lenders or any of them to take any action hereunder; (e) release Collateral (except if the sale or disposition of such Collateral is permitted under subsection 9.2 or any other Loan Document) or any Loan Party from any liabilities; (f) increase the effective amount of the Borrowing Base, by either (1) increasing the advance rate against Eligible Inventory above sixty percent (60%) or (2) adding any assets or property of Borrower other than Eligible Inventory to the Borrowing Base; (g) modify any provisions of subsection 2.1(B) in respect of Permitted Overadvances in order to increase the effective amount thereof or extend the due date for their full payment; (h) amend or waive this subsection 10.3 or the definitions of any terms used in this subsection 10.3 insofar as the definitions affect the substance of this subsection 10.3; or (i) consent to the assignment or other transfer by any Loan Party of any of its rights and obligations under any Loan Document; and provided, further, that no amendment, modification,
                       --------  -------
termination or waiver affecting the rights or duties of Agent under any Loan Document shall in any event be effective, unless in writing and signed by Agent, in addition to Lenders required hereinabove to take such action. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver shall be required for Agent to take additional Collateral pursuant to any Loan Document. No amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of that Note. No notice to or demand on Borrower or any other Loan Party in any case shall entitle Borrower or any other Loan Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.3 shall be binding upon each holder of the Notes at the time outstanding, each future holder of the Notes, and, if signed by a Loan Party, on such Loan Party.

10.4.   Retention of Borrower's Documents
        ---------------------------------

          Agent and any Lender may, in accordance with Agent's or such Lender's customary practices, destroy or otherwise dispose of all documents, schedules, invoices or other papers, delivered by any Loan Party to Agent or such Lender unless Borrower requests in writing that same be returned. Upon Borrower's request and at Borrower's expense, Agent or such Lender shall return such papers when Agent's or such Lender's actual or anticipated need for same has terminated.

10.5.  Notices
       -------

          Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, telexed or sent by overnight courier service or United States mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy or telex, on the date of transmission if transmitted before 4:00 p.m. (Chicago time) on a Business Day or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, two (2) Business Days after delivery to such courier properly addressed; or (d) if by U.S. Mail, five (5) Business Days after depositing in the United States mail, with postage prepaid and properly addressed.

                 Notices shall be addressed as follows:

                 If to Borrower:             Northern Automotive Corporation
                                             645 East Missouri Avenue Suite 400
                                             Phoenix, Arizona 85012
                                             Attn: James G. Bazlen
                                             Telecopy No.: (602) 234-1713
                 with a copy, in the         Parker Chapin Flattau & Klimpl, LLP
                 case of any notice of       1211 Avenue of the Americas
                 a Default or Event of       New York, New York  10036
                 Default, to:                Attn: Mark S. Hirsch, Esq.
                                             Telecopy No.: (212) 704-6288

                 and with a copy, in the     The Trump Group
                 case of any notice of       Four Stage Coach Run
                 a Default or Event of       East Brunswick, New Jersey  08816
                 Default, to:                Attn: James M. Lieb, Esq.
                                             Telecopy No.: (908) 390-3319

                 If to Agent or to TBCC:     Transamerica Business Credit
                                              Corporation
                                             Two Ravinia Drive, Suite 700
                                             Atlanta, Georgia  30346
                                             Attn: Jeffrey S. Carbery,
                                                     Senior Account Executive
                                             Telecopy No.: (404) 390-7017

                 with a copy, in the
                 case of any notice of
                 a Default or Event of
                 Default, to:                King & Spalding
                                             191 Peachtree Street
                                             Atlanta, Georgia  30303
                                             Attn: Gerald T. Woods, Esq.
                                             Telecopy No.: (404) 572-5149

or to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this subsection
10.5. A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.

10.6.  Survival of Warranties and Certain Agreements
       ---------------------------------------------

          All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the making of the Loans hereunder and the execution and delivery of the Notes. Notwithstanding anything in this Agreement or implied by law to the contrary, all Inchoate Indemnity Obligations and the agreements of Borrower with respect thereto and otherwise set forth in subsections 2.2(H), 2.8, 2.9, 10.1, 10.2 and 10.16 and the agreements of Lenders set forth in subsection 9.3 shall survive the payment of the Loans and the termination of this Agreement. Subject to subsection 10.8, all other representations, warranties and agreements of Borrower, Agent and Lenders set forth in this Agreement shall terminate upon payment of the Loans and the termination of this Agreement.

10.7.  Failure or Indulgence Not Waiver; Remedies Cumulative
       -----------------------------------------------------

          No failure or delay on the part of any Lender or any holder of any
Note in the exercise of any power, right or privilege hereunder or under the Notes or any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement, the Notes and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

10.8.  Marshaling; Payments Set Aside
       ------------------------------

          Neither Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Loan Party or any other party or against or in payment of any or all of the Obligations. To the extent that any Loan Party makes a payment or payments to Agent and/or any Lender, or Agent and/or any Lender enforce their security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

10.9.  Independence of Covenants
       -------------------------

          All covenants hereunder shall be given in any jurisdiction independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

 10.10.  Severability
         ------------

          The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Agreement, the Notes or other Loan Documents shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement, the Notes or other Loan Documents or of such provision or obligation in any other jurisdiction.

10.11.  Lenders' Obligations Several; Independent Nature of Lenders' Rights
        -------------------------------------------------------------------

          The obligation of each Lender hereunder is several and not joint and no Lender shall be responsible for the obligation or commitment of any other Lender hereunder. In the event that any Lender at any time should fail to make a Loan as herein provided, the Lenders, or any of them, at their sole option, may make the Loan that was to have been made by the Lender so failing to make such Loan. Nothing contained in any Loan Document and no action taken by Agent or any Lender pursuant hereto or thereto shall be deemed to constitute Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and, subject to the terms of any Lender Addition Agreement, each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

10.12.  Headings
        --------

          Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

10.13.  APPLICABLE LAW
        --------------

          THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

10.14.  Successors and Assigns; Subsequent Holders of Notes
        ---------------------------------------------------

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that Borrower may not assign its rights or obligations hereunder without the written consent of all Lenders. Lenders' rights of assignment are subject to subsection 9.1.

 10.15.  No Fiduciary Relationship
         -------------------------

          No provision in this Agreement or in any of the other Loan Documents and no course of dealing between the parties shall be deemed to create any fiduciary duty by Agent or any Lender to Borrower or any other Loan Party.

10.16.  Limitation of Liability
        -----------------------

          Neither Agent nor any Lender, nor any affiliate, officer, director, employee, attorney, or agent of Agent or any Lender shall have any liability with respect to, and Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

10.17.  No Duty
        -------

          All attorneys, accountants, appraisers, and other professional Persons and consultants retained by Agent or any Lender shall have the right to act exclusively in the interest of Agent or such Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to Borrower or any of Borrower's shareholders or any other Person.

10.18.  Entire Agreement
        ----------------

          This Agreement, the Notes, and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto.

10.19.  Construction
        ------------

          Agent, Borrower and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by Agent, Borrower and each Lender.

10.20.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS
        ----------------------------------------------

          BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, SUCH NOTE, SUCH OTHER LOAN DOCUMENT OR SUCH OBLIGATION. BORROWER DESIGNATES AND APPOINTS THE PRENTICE-HALL CORPORATION SYSTEM, INC. AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY BORROWER WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY BORROWER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO BORROWER AT ITS ADDRESS PROVIDED IN SUBSECTION 10.5 EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY BOR ROWER REFUSES TO ACCEPT SERVICE, BORROWER HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY LENDER TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

10.21.  WAIVER OF JURY TRIAL
        --------------------

          BORROWER, AGENT AND EACH LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED.

BORROWER, AGENT AND EACH LENDER ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF LENDERS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. BORROWER, AGENT AND EACH LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, AGENT AND EACH LENDER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS, THE LENDER LETTERS OF CREDIT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

10.22.  Confidentiality
        ---------------

          Each Lender agrees to use all commercially reasonable efforts to keep any non-public information delivered or made available to such Lender pursuant to the Loan Documents confidential from any Person other than Persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that,
                                                               --------
nothing herein shall prevent any Lender from disclosing such information to any bona fide assignee, transferee or participant that has agreed to comply with this subsection 10.22 in connection with the contemplated assignment or transfer of any Loans or participation therein or as required or requested by any governmental agency or representative thereof or pursuant to legal process or as required in connection with the exercise of any remedy under the Loan Documents.

10.23.  Publicity
        ---------

          Borrower authorizes Agent to publicize and place "tombstone" advertisements with respect to the financing arrangements set forth in this Agreement and the transactions contemplated hereby.

10.24.  Counterparts; Effectiveness
        ---------------------------

          This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

10.25.  No Novation.
        -----------

          This Agreement constitutes an amendment and restatement, in its entirety, and a continuation of, the Original Agreement, and is not intended to be, and shall not be construed to be, a novation of, or accord and satisfaction with respect to, the Original Agreement.

          WITNESS THE DUE EXECUTION HEREOF BY THE RESPECTIVE DULY AUTHORIZED OFFICERS OF THE UNDERSIGNED UNDER SEAL AS OF THE DATE FIRST WRITTEN ABOVE.

                                              "BORROWER"

                                              NORTHERN AUTOMOTIVE
                                              CORPORATION


                                              By:______________________________
                                                 James G. Bazlen,
                                                 President


                                              Attest:___________________________
                                                     Name:______________________
                                              Assistant Secretary

Acknowledged, Consented to and
Agreed as to Section 7A:

ISLAND BOULEVARD HOLDINGS, INC.


By:__________________________
   Name:_____________________
   Title:____________________


TRANSATLANTIC GROUP, LTD.


By:__________________________
   Name:_____________________
   Title:____________________

                                 ACKNOWLEDGMENT
                                 --------------


STATE OF GEORGIA        )

COUNTY OF FULTON        )  ss.:

On the ______ day of June, 1996, before me personally came James G. Bazlen to me known, who, being by me duly sworn, did depose and say that he resides at 4421
E. Horseshoe Road, Phoenix, Arizona 85028; that he is the President of Northern Automotive Corporation, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the board of directors of said corporation and that he signed his name thereto by like authority.


                                        ______________________________

                                        _______________, Notary Public

                                        [NOTARIAL SEAL]

                                        My commission expires:


                                        ____________________________

"AGENT"

TRANSAMERICA BUSINESS CREDIT
CORPORATION


By:___________________________
   Jeffrey S. Carbery,
   Senior Account Executive


                                      "LENDERS"

TOTAL LOAN COMMITMENT:                TRANSAMERICA BUSINESS CREDIT
$25,000,000                           CORPORATION


                                      By:____________________________
LENDING OFFICE:                          Jeffrey S. Carbery,
225 North Michigan Avenue                Senior Account
Executive
Chicago, Illinois  60601

TOTAL LOAN COMMITMENT:                SANWA BUSINESS CREDIT
$15,000,000                           CORPORATION


                                      By:____________________________
LENDING OFFICE:                          Name:_______________________
500 Glenpointe Centre West               Title:______________________
Teaneck, New Jersey  07666

TOTAL LOAN COMMITMENT:                IBJ SCHRODER BANK & TRUST
$10,000,000                           COMPANY


                                      By:____________________________
LENDING OFFICE:                          Name:_______________________
1 State Street                           Title:______________________
New York, New York  10004

TOTAL LOAN COMMITMENT:                HELLER FINANCIAL, INC.
$20,000,000


                                      By:____________________________
LENDING OFFICE:                          Name:_______________________
101 Park Avenue                          Title:______________________
New York, New York  10178

TOTAL LOAN COMMITMENT:                THE FIRST NATIONAL BANK OF
$10,000,000                           BOSTON, N.A.


                                      By:____________________________
LENDING OFFICE:                          Name:_______________________
100 Federal Street                       Title:______________________
Boston, Massachusetts  02106-2016

TOTAL LOAN COMMITMENT:                NATIONAL BANK OF CANADA,
$10,000,000                           NEW YORK AGENCY BRANCH


                                      By:____________________________
LENDING OFFICE:                          Name:_______________________
125 West 55th Street                     Title:______________________
New York, New York  10019

                                      By:____________________________
                                         Name:_______________________
                                         Title:______________________

TOTAL LOAN COMMITMENT:                THE BANK OF NEW YORK
$10,000,000                           COMMERCIAL CORPORATION


                                      By:____________________________
LENDING OFFICE:                          Name:_______________________
The Bank of New York                     Title:______________________
   Commercial Corporation
3rd Floor
1290 Avenue of the Americas
New York, New York  10104

                                    EXHIBITS


Exhibit 1.1(A) - Borrowing Base Certificate
Exhibit 1.1(B) - Compliance Certificate
Exhibit 1.1(C) - Notice of Borrowing
Exhibit 1.1(D) - Revolving Note
Exhibit 1.1(E) - Security Agreement
Exhibit 1.1(F) - Term Note
Exhibit 1.1(G) - Lien Waiver
Exhibit 3.1(B) - Financial Condition Certificate
Exhibit 9.1    - Certain Excluded Persons

                                   SCHEDULES

1.1 (A)     Lien States
1.1 (B)     Permitted Encumbrances
1.1 (C)     Prior Indebtedness
1.1 (D)     Sale Assets
1.1 (E)     New Distribution Center Property Lien
1.1 (F)     Tax Sharing Arrangement
1.1 (G)     Mortgaged Property
4.1 (A)     Organization of Loan Parties
4.1 (B)     Capitalization of Loan Parties
4.1 (C)     Qualification of Loan Parties
4.1 (D)     Business of Loan Parties
4.1 (E)     Subsidiaries
4.2 (B)     Certain Defaults
4.4         Indebtedness and Contingent Liabilities
4.7         Litigation
4.8         Tax Matters
4.9 (B)     Existing Contracts With Affiliates
4.9 (C)     Co-op Advertising Contracts
4.12        Employee Benefit Plans
4.13        Intellectual Property
4.15(A)     Environmental Claims
4.15(B)     Hazardous Materials
4.15(C)     Compliance with Environmental Laws
4.16        Employee Matters
4.20        Insurance Policies
4.21        Bank Accounts

4.23        Investments
7.4         Contingent Obligations
7.8         Permitted Transactions with Shareholders and
            Affiliates; Management Fees and Compensation

                                     -129-